                           ADVANTUS SERIES FUND, INC.

        A N N U A L    R E P O R T    D E C E M B E R    3 1,    1 9 9 8
      -------------------------------------------------------------------

                             ----------------------

                                GROWTH PORTFOLIO
                                 BOND PORTFOLIO
                             MONEY MARKET PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                         MORTGAGE SECURITIES PORTFOLIO
                              INDEX 500 PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                         INTERNATIONAL STOCK PORTFOLIO
                            SMALL COMPANY PORTFOLIO
                    MATURING GOVERNMENT BOND 2002 PORTFOLIO
                    MATURING GOVERNMENT BOND 2006 PORTFOLIO
                    MATURING GOVERNMENT BOND 2010 PORTFOLIO
                             VALUE STOCK PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                             GLOBAL BOND PORTFOLIO
                          INDEX 400 MID-CAP PORTFOLIO
                           MACRO-CAP VALUE PORTFOLIO
                           MICRO-CAP GROWTH PORTFOLIO
                        REAL ESTATE SECURITIES PORTFOLIO

                           -------------------------

TABLE OF CONTENTS

How to Use This Report....................................................     1
Portfolio Total Return....................................................     2
PORTFOLIO MANAGER REVIEWS
Growth Portfolio..........................................................     4
Bond Portfolio............................................................     6
Money Market Portfolio....................................................     8
Asset Allocation Portfolio................................................    10
Mortgage Securities Portfolio.............................................    12
Index 500 Portfolio.......................................................    14
Capital Appreciation Portfolio............................................    16
International Stock Portfolio.............................................    18
Small Company Portfolio...................................................    20
Maturing Government Bond 2002 Portfolio...................................    22
Maturing Government Bond 2006 Portfolio...................................    22
Maturing Government Bond 2010 Portfolio...................................    22
Value Stock Portfolio.....................................................    26
Small Company Value Portfolio.............................................    28
Global Bond Portfolio.....................................................    30
Index 400 Mid-Cap Portfolio...............................................    32
Macro-Cap Value Portfolio.................................................    34
Micro-Cap Growth Portfolio................................................    36
Real Estate Securities Portfolio..........................................    38
INDEPENDENT AUDITORS' REPORT..............................................    40
INVESTMENTS IN SECURITIES
Growth Portfolio..........................................................    41
Bond Portfolio............................................................    43
Money Market Portfolio....................................................    46
Asset Allocation Portfolio................................................    48
Mortgage Securities Portfolio.............................................    52
Index 500 Portfolio.......................................................    55
Capital Appreciation Portfolio............................................    62
International Stock Portfolio.............................................    63
Small Company Portfolio...................................................    67
Maturing Government Bond 2002 Portfolio...................................    69
Maturing Government Bond 2006 Portfolio...................................    70
Maturing Government Bond 2010 Portfolio...................................    71
Value Stock Portfolio.....................................................    72
Small Company Value Portfolio.............................................    74
Global Bond Portfolio.....................................................    76
Index 400 Mid-Cap Portfolio...............................................    78
Macro-Cap Value Portfolio.................................................    83
Micro-Cap Growth Portfolio................................................    85
Real Estate Securities Portfolio..........................................    87
FINANCIAL STATEMENTS
Statements of Assets and Liabilities......................................    88
Statements of Operations..................................................    91
Statements of Changes in Net Assets.......................................    94
Notes to Financial Statements.............................................    99

HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

    For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 41.

    Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

    The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

    This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Ascend Sales
Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERIOD FROM JANUARY 1, 1998
            TO
    DECEMBER 31, 1998*
                             PERCENTAGE OF RETURN
Growth                                      34.7%
Bond                                         6.1%
Money Market                                 5.0%
Asset Allocation                            23.7%
Mortgage Securities                          6.6%
Index 500                                   28.0%
Capital Appreciation                        30.8%
International Stock                          6.6%
Small Company                                1.3%
MGB 2002                                     9.6%
MGB 2006                                    14.4%
MGB 2010                                    14.3%
Value Stock                                  1.8%
Small Company Value                         -6.8%
Global Bond                                 16.2%
Index 400 Mid-Cap                           16.7%
Macro-Cap Value                             22.3%
Micro-Cap Growth                            13.4%
Real Estate Securities                     -14.9%

    Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews for information regarding the standardized performance for 1, 5 and 10 years.

    * Performance is presented for the period from May 1, 1998 (date of inception) to December 31, 1998 for Real Estate Securities Portfolio.

LETTER FROM THE PRESIDENT

                                                                   [PHOTO]

Dear Shareholders:

Throughout 1998, the global economy was steeped in volatility, uncertainty, and--in some cases--utter chaos. Some of the bleak economic realities that permeated the global economy throughout most of the year brightened in the fourth quarter. The U.S. economy and markets remained strong despite periodic volatility and several out-of-the-ordinary events.

For most of the year, Asia was mired in a world of economic hurt. Asian countries suffered from a glut of economic ills that devalued currencies and shook businesses and governments. Even now, the Japanese economy continues to spiral downward. Similarly, a bleak economic outlook looms over Russia, whose economy remains in default, and Brazil, who continues to resist the International Monetary Fund's demands for economic reforms and deficit reductions.

To hold the line against continued global economic ills, central banks based in the United States and Europe pumped tremendous liquidity into world markets. This strategy drove down interest rates and calmed some erratic world markets. Keep in mind that the problems did not disappear, but the swift and concerted efforts of the United States and several Western European countries and their central banks averted increasing global problems.

We believe the United States' economy remains very strong. The fourth quarter ending December 31, 1998 marked the longest period of economic expansion in our country's history, 28 quarters (as measured by positive GDP). Low inflation continues, as well. The Federal Reserve has been vigilant and deserves much credit for our country's excellent economic status. The Federal Reserve's proactive, accommodating stance has bolstered confidence in our economy to investors both here and abroad.

Year ending December 31, 1998 marked four years of double-digit returns in the major stock market indices. We finished 1998 with new highs in the large cap indices and with investment inflows returning to the market--all on the heels of a litany of serious issues, including presidential impeachment. The bond market was strong and delivered high single-digit returns for much of the year, but was fraught with volatility. Despite the bull market in bonds, U.S. Treasuries led the way due to the "flight to quality" caused by investors seeking safe investment haven away from Asian and other falling markets. In the third quarter, the corporate bonds and mortgage securities had their worst relative performance period in over a decade. The tables turned quickly in the fourth quarter, due largely to the Federal Reserve's cuts to short-term interest rates and a greater confidence in the state of the global economy. The flight to quality seemed to change directions, and many investors moved away from Treasuries and back into the corporate and mortgage realm.

Looking forward, we expect economic and political tumult in Russia, parts of Asia, Japan, and Latin America, particularly Brazil, will continue. In Asia, we believe a slow recovery is underway and will likely progress throughout 1999; the exception to recovery is Japan. On the European continent, early indications in 1999 favor the euro. We anticipate that countries linked by the euro will likely benefit. Producers can sell efficiently across borders without the expense and burden of currency exchanges. In the U.S., we expect strong economic conditions to continue. Growth will likely slow, but it is likely to continue, and we believe inflation is likely to stay at a low level with interest rates dropping even more. We see the long-term fundamentals for the U.S. stock and bond markets remaining positive.

In 1998, some investments delivered stellar results while others lagged. The volatility experienced in both the stock market and bond market in 1998 illustrates the importance of maintaining a diversified portfolio. Taking a closer look at how you have allocated your investment is both appropriate and prudent. We recommend that you work with your Ascend Financial Services investment professional to review your financial goals and, if necessary, rebalance your assets appropriately.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Series Fund, Inc.

GROWTH PORTFOLIO
PERFORMANCE UPDATE
THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Growth
            Portfolio seeks
            the long-term
            accumulation of
capital, with current income
as a secondary objective. It
invests primarily in common
stocks and other equity
securities.
PERFORMANCE
The Growth Portfolio generated a total return of 34.70 percent* for the year ended December 31, 1998. In comparison, the Russell 1000 Growth Index** returned
38.72 percent for the same period.
PERFORMANCE ANALYSIS
We believe the "large capitalization growth stocks" were one of the best places to be in 1998 as their performance far exceeded the rest of the U.S. equity markets. Within this class of stocks, it was the very largest companies, especially in the technology sector, that provided the biggest gains. Stocks like Microsoft, Lucent, Wal-Mart, Cisco Systems, Home Depot all posted 1998 gains over 100 percent.*
    In the uncertain and volatile market of 1998, investors placed a greater and greater premium on companies where the earnings growth visibility was high and the level of company volatility was low. As a result, the valuations on these types of very large companies expanded to levels not seen in recent history, both on an absolute and relative (to the broader market) basis.
    The Technology Sector was by far the strongest sector of the market for 1998. Internet spending helped propel the growth along with very strong growth in the telecommunications equipment industry. The Portfolio had meaningful participation in the Technology Sector with stocks such as Lucent, Cisco Systems, Microsoft and MCI/Worldcom all posting excellent performance. A lack of investing in "pure" internet stocks such as America Online, Yahoo, etc. was one of the primary reasons the technology stocks in this Portfolio did not keep pace with those of the index.
    Healthcare was the second highest performing sector. New and better drugs selling at higher prices into a fast growing demographic allowed the Pharmaceutical companies to lead the way in the Health Sector. Stocks in the Portfolio had meaningful participation in this sector as well, such as Pfizer, Guidant, Merck, and Warner Lambert.
    Other stocks that had a meaningfully positive contribution to performance were Safeway (food retailer), Tyco International (conglomerate), EMC Corp. (computer data storage), Intel (semiconductors), and Carnival Cruise Line.
    The Consumer Staples lagged the overall market during 1998. Consumer Staples stocks were hurt by slowing international demand, their primary growth market, along with unfavorable currency swings. A clear example of this was Coca-Cola Company where these factors caused earnings projections to be missed and the stock price to end the year exactly where is started the year at $67. Owning less in the Consumer Staples sector relative to the index helped the Portfolio.
    The successful investment process utilized by the Portfolio weeds out the under performing companies whose operating results do not meet our expectations. Over the past year the list of companies whose operating fundamentals did not meet our expectations and thus were liquidated include Computer Associates (software), ADC Telecommunications (telecom equipment), Safeskin (medical supplies), CNF Transportation (shipping) and Tellabs (telecom equipment). OUTLOOK
The long-term fundamentals for the U.S. stock market are still positive. Industrialized countries around the world are suffering from slow economic growth and over capacity. With global demand low and the ability to produce high, inflation will likely remain benign. Commodity prices are falling and will likely stay depressed until worldwide economic activity begins to strengthen. Despite the global downturn, the U.S has been an island of prosperity in the global marketplace. Strong domestic growth with low inflation and an accommodative Federal Reserve has kept both stocks and bonds performing well. The Federal Reserve made three swift 25 basis point cuts (.75 percent in total) in the Fed Funds rates to help avoid a global financial crisis.
    The upcoming year will likely be filled with volatility, strong industry rotation, and anticipation as we approach the "year 2000" issue. We will continue to implement our disciplined methodology in managing the Portfolio by investing in companies we believe are able to sustain above average earnings growth through an economic cycle while quickly sifting out those who do not meet our expectations. Performance for the year 1998 validates the success of this strategy.

TEN LARGEST STOCK HOLDINGS

                                                                 MARKET       % OF STOCK
COMPANY                                             SHARES       VALUE        PORTFOLIO
--------------------------------------------------  -------  --------------   ----------
General Electric Company..........................  276,400  $   28,210,075         6.1%
Microsoft Corporation.............................  146,400      20,303,850         4.4%
Intel.............................................  140,400      16,646,175         3.6%
Tyco International, Ltd...........................  187,742      14,162,787         3.1%
Cisco Systems, Inc................................  149,350      13,861,547         3.0%
Safeway, Inc......................................  204,500      12,461,719         2.7%
Carnival Corporation..............................  252,000      12,096,000         2.6%
Lucent Technologies, Inc. ........................  107,200      11,792,000         2.6%
Family Dollar Stores..............................  535,500      11,781,000         2.6%
Omnicom Group.....................................  197,900      11,478,200         2.5%
                                                             --------------   ----------
                                                             $  152,793,353        33.2%
                                                             --------------   ----------
                                                             --------------   ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities            1.9%
Utilities                     1.1%
Communication Services        2.3%
Financial                     5.8%
Capital Goods                10.6%
Consumer Staples             16.6%
Health Care                  19.6%
Consumer Cyclical            19.9%
Technology                   22.2%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
      RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                          34.70%
Five year                         21.41%
Ten year                          17.22%
                                                        Russell
                                                           1000
                                  Growth                 Growth
                               Portfolio        CPI       Index
12/31/88                          10,000     10,000      10,000
12/31/89                          12,601     10,455      13,593
12/31/90                          12,627     11,101      13,558
12/31/91                          16,929     11,432      19,137
12/31/92                          17,745     11,772      20,095
12/31/93                          18,575     12,094      20,674
12/31/94                          18,725     12,434      22,410
12/31/95                          23,272     12,748      30,744
12/31/96                          27,263     13,170      37,852
12/31/97                          36,373     13,402      49,389
12/31/98                          48,993     13,618      68,509

    On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1988 through December 31, 1998.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

BOND PORTFOLIO
PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
  [PHOTO]   The Bond
            Portfolio seeks
            as high a level
            of long-term
total return as is consistent
with prudent investment risk.
Preservation of capital is a
secondary objective. The Bond
Portfolio invests in
long-term, fixed income, high
quality debt instruments.
PERFORMANCE
For the year ended December 31, 1998, the Bond Portfolio returned 6.08 percent.* The Portfolio's benchmark, the Lehman Brothers Government Corporate Bond Index,** returned 9.47 percent for the same period.
PERFORMANCE ANALYSIS
The past year, 1998, was a challenging year for fixed income investors, and especially for corporate bond investors. At the beginning of the year, yields in the U.S. Treasury market were attractive and there was a high degree of comfort in the corporate bond market. With strong corporate earnings and a sound U.S. economy, corporate bonds appeared fairly valued. As global events began to unfold, investor sentiment swung heavily toward the safety of the U.S. Treasury market. Russia defaulting on their debt, rumors of hedge funds collapsing, fear of a bear market in stocks, global recession, low interest rates around the world and the Federal Reserve reluctant to ease monetary policy made U.S. Treasuries the only safe place to be. Interest rates plunged lower as liquidity in corporate bonds and mortgage-backed securities disappeared. In the latter part of the year, the Federal Reserve cut key short-term interest rates aggressively, stocks rebounded to pre-crash highs, fears of a global meltdown subsided and investors began a slow return to the corporate bond market.
    After the dust settled, the yield on the 30-year U.S. Treasury Bond decreased 83 basis points to 5.09 percent. In the fourth quarter, 4.69 percent, the lowest yield ever recorded on a 30-year U.S. Treasury Bond was reached. Yields on intermediate maturity notes moved anywhere from 110 to 116 basis points lower over the course of the year.
    Within the fixed income market there are three major sectors: government, corporate and mortgage-backed securities. During the year, returns from corporate bonds and mortgaged-backed securities suffered as investors sought safety in U.S. Treasury securities. Corporate bond spreads hit their widest level in this decade. Fear of buying risk assets reached its height just prior to the Federal Reserve's quick and decisive action to ease monetary policy. An accommodative Federal Reserve gave fixed income investors confidence to purchase corporate bonds late in the year. The renewed buyer interest in this sector caused spreads to move modestly tighter in the more liquid, higher credit quality names. Although spreads tightened in the fourth quarter, they are still wide based on historical levels.
    Our longer-term view on interest rates is positive. The fundamentals of the fixed income market have pointed to lower interest rates for some time. To take advantage of this outlook, the Portfolio duration has been kept longer than the benchmark index (Lehman Brothers Government Corporate Index) over the course of the year. This was a positive factor as interest rates declined.
    While the duration call was right, the decision to emphasize corporate bonds negatively impacted performance. The root cause of this year's below market performance has the overweighing of the spread sectors, especially the triple B-rated corporate securities which because of unusual market conditions, proved to be less liquid at that point in time. Nineteen ninety-eight marked the worst relative performance of corporate bonds in this decade. While the ride to wider spreads (lower prices) was painful, owning corporate bonds through the cycle will reward longer-term investors. Entering 1999, corporate bond spreads are at the most attractive levels since the 1990 recession.
OUTLOOK
Our top-down view calls for moderately lower interest rates and improvement in the spread sectors, corporate bonds and mortgage-backed securities. The duration of the Portfolio will be kept longer than the benchmark index reflecting our positive outlook on interest rates. The over allocation to spread product (non-Treasury) will continue as spreads are still near their cyclical wide. In the corporate bond market, emphasis will be on the higher quality, more liquid names. As conditions improve, there will be an opportunity to selectively move into some BBB-rated names.
    The long-term fundamentals for the U.S. bond market are still positive. Industrialized countries around the world are suffering from slow economic growth and over capacity. We anticipate that with global demand low and the ability to produce high, inflation will likely remain benign. Commodity prices are falling and will likely stay depressed until worldwide economic activity begins to strengthen. Despite the global downturn, the U.S. has been an island of prosperity in the global marketplace. Strong domestic growth with low inflation and an accommodative Federal Reserve has kept both stocks and bonds performing well. Since late September, the Federal Reserve made three swift 25 basis point cuts (.75 percent in total) in the Fed Funds rates to help avoid a global financial crisis. From here, the Federal Reserve will be monitoring the U.S. economy closely and will not ease further until there is hard evidence that a domestic economic slowdown underway. Looking ahead to 1999, economic growth will likely slow as global pressures finally reach the U.S. When this happens, interest rates will likely move moderately lower and we anticipate that the Federal Reserve would ease rates modestly to engineer another soft landing.

TEN LARGEST BOND HOLDINGS

                                                                 MARKET       % OF BOND
COMPANY                                                          VALUE        PORTFOLIO
------------------------------------------------------------  ------------   -----------
U.S. Treasury Bond--6.000%, 02/15/26........................  $ 18,878,625         11.5%
FNMA--5.875%, 02/02/06......................................     7,779,495          4.8%
U.S. Treasury Bond--4.975%, 05/15/06........................     6,941,778          4.2%
U.S. Treasury Bond--5.500%, 02/29/00........................     6,258,125          3.8%
PNC Bank Corporation--6.728%,01/25/07.......................     5,804,986          3.6%
Enron Corporation--9.125%, 04/01/03.........................     5,527,155          3.4%
Toyota Motor Credit--5.625%, 11/13/03.......................     5,526,548          3.4%
Time Warner, Inc. 144A Issue--6.100%, 12/30/01..............     5,467,688          3.3%
Morgan Stanley Dean Witter--6.875%, 03/01/07................     5,307,800          3.2%
Raytheon Company--6.450%, 08/15/02..........................     5,145,165          3.1%
                                                              ------------   -----------
                                                              $ 72,637,365         44.3%
                                                              ------------   -----------
                                                              ------------   -----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                23.4%
U.S. Government
Agencies                     16.7%
AAA Rated                    11.5%
AA Rated                      7.2%
A Rated                      12.2%
BBB Rated                    18.0%
BB Rated                      2.8%
Preferred Stock               5.5%
Cash and Other
Assets/Liabilities            2.7%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
      LEHMAN BROTHERS GOVERNMENT CORPORATE BOND INDEX
      AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        6.08%
Five year                       6.44%
Ten year                        8.60%
                                              Lehman
                                            Brothers
                                          Government
                                           Corporate
                                 Bond           Bond
                            Portfolio          Index        CPI
12/31/88                       10,000         10,000     10,000
12/31/89                       11,265         11,423     10,455
12/31/90                       12,079         12,370     11,101
12/31/91                       14,205         14,365     11,432
12/31/92                       15,152         15,456     11,772
12/31/93                       16,706         17,200     12,094
12/31/94                       15,945         16,599     12,434
12/31/95                       19,094         19,499     12,748
12/31/96                       19,660         20,064     13,170
12/31/97                       21,513         22,022     13,402
12/31/98                       22,820         24,108     13,618

    On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government Corporate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1988 through December 31, 1998.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Government/Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

MONEY MARKET PORTFOLIO
PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Money Market
            Portfolio seeks
            maximum current
income to the extent
consistent with liquidity and
the preservation of capital.
It invests in short-term
money market instruments and
other debt securities that
mature within 397 days.
INVESTMENT IN THE MONEY
MARKET PORTFOLIO IS NEITHER
INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT, AND THERE
CAN BE NO ASSURANCE THAT THE
PORTFOLIO WILL BE ABLE TO
MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE
PERFORMANCE
The Money Market Portfolio's total return for the year ended December 31, 1998 was 4.97 percent.* The three-month U.S. Treasury Bill returned 5.31 percent for the same period.
PERFORMANCE ANALYSIS
The year just ended was an extremely tumultuous one in many respects, as a number of watershed events profoundly impacted financial markets worldwide. The most notable events included Russia's default on its debt; the near collapse of Long Term Capital Management (one of the nation's largest hedge firms); recession in Japan and financial crisis in several other Asian economies; the collapse of oil and other commodity prices; and the major decline in U.S. stock markets, fueled in part by the Russian payment default. Considering all that occurred over the past year, it's really no surprise that risk premiums, or spreads, on financial assets are wider now than a year ago.
    Throughout 1998, however, inflation was essentially benign. This fact, coupled with a softer growth outlook in the U.S. and three interest rate cuts by the Federal Reserve in response to several global crises, paved the way for lower interest rates. Over the course of the year interest rates in the U.S. declined meaningfully across the yield curve compared to year end 1997 levels. The yield on the three-month U.S. Treasury Bill declined 88 basis points over the year to yield just 4.46 percent at year end. This is still below the Fed Funds rate, which is targeted at 4.75 percent.
    In response to investors' reaction to the global crises, the Federal Reserve was forced into action in late September, lowering the Federal Funds rate by 25 basis points to 5.25 percent. During the fourth quarter the Federal Reserve lowered the Federal Funds rate by 25 basis points on two additional occasions (50 basis points in total, 75 basis points for the year) in an attempt to restore liquidity to the financial markets and boost investor confidence.
    Despite the volatility that we continue to experience from quarter to quarter and across different markets and sectors, high-quality U.S. corporate commercial paper continues to offer excellent safety and liquidity. The Portfolio's assets are invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poors and P-1 by Moody's) and agency-backed obligations at year end.
    The Portfolio's holdings continue to be well diversified over a variety of stable industries and do not include any holdings in the much more volatile bank and brokerage sectors. Our goal has been to maintain or extend the average days to maturity of the Portfolio and, to that end, the average days to maturity at period end was 60 days, slightly longer than the money market fund industry average. For the Portfolio, we will continue to purchase the highest quality commercial paper and seek to maintain the average days to maturity in the Portfolio in a range from 60 to 70 days.
OUTLOOK
With three separate 25 basis point cuts in the Federal Funds rate over a seven-week period ending November 17, the Federal Reserve has successfully restored liquidity to the markets and boosted investor confidence. However, as confirmed by the minutes from the November 17 FOMC meeting, the Fed has now shifted to a "neutral" position regarding interest rates from its previous bias to ease interest rates. As a result, unless a major event occurs that has negative global implications or until there are demonstrable signs that U.S. economic activity has meaningfully slowed, we believe that the Federal Reserve will likely be on hold for at least a few months relative to further interest rate changes. Notwithstanding this belief, we maintain a bias toward slightly lower interest rates over the next few months, particularly short-term interest rates.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE DAYS TO
       MATURITY         NUMBER OF DAYS
1/7/98                              42
1/14/98                             41
1/21/98                             41
1/28/98                             46
2/4/98                              45
2/11/98                             49
2/18/98                             47
2/25/98                             47
3/4/98                              48
3/11/98                             51
3/18/98                             50
3/25/98                             52
4/1/98                              53
4/8/98                              46
4/15/98                             45
4/22/98                             38
4/29/98                             37
5/6/98                              51
5/13/98                             50
5/20/98                             57
5/27/98                             51
6/3/98                              50
6/10/98                             49
6/17/98                             57
6/24/98                             51
6/30/98                             66
7/7/98                              61
7/14/98                             60
7/21/98                             56
7/28/98                             55
8/4/98                              53
8/11/98                             50
8/18/98                             54
8/25/98                             52
9/1/98                              51
9/8/98                              45
9/15/98                             53
9/22/98                             49
9/29/98                             47
10/6/98                             48
10/13/98                            50
10/20/98                            51
10/27/98                            75
11/3/98                             76
11/10/98                            74
11/17/98                            71
11/24/98                            69
12/1/98                             68
12/8/98                             70
12/15/98                            65
12/22/98                            62
12/29/98                            55
12/31/98                            60

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   SEVEN-DAY COMPOUND
         YIELD*           PERCENTAGE
1/7/98                          5.69%
1/14/98                         4.70%
1/21/98                         5.12%
1/28/98                         5.65%
2/4/98                          4.81%
2/11/98                         5.06%
2/18/98                         5.03%
2/25/98                         5.07%
3/4/98                          5.15%
3/11/98                         5.09%
3/18/98                         4.95%
3/25/98                         5.08%
4/1/98                          4.81%
4/8/98                          5.58%
4/15/98                         5.96%
4/22/98                         4.49%
4/29/98                         4.42%
5/6/98                          5.09%
5/13/98                         5.10%
5/20/98                         5.13%
5/27/98                         5.01%
6/3/98                          5.17%
6/10/98                         5.02%
6/17/98                         4.94%
6/24/98                         4.83%
6/30/98                         4.64%
7/7/98                          5.31%
7/14/98                         5.37%
7/21/98                         4.80%
7/28/98                         5.03%
8/4/98                          5.26%
8/11/98                         5.11%
8/18/98                         5.15%
8/25/98                         5.17%
9/1/98                          5.03%
9/8/98                          5.05%
9/15/98                         5.10%
9/22/98                         5.06%
9/29/98                         5.12%
10/6/98                         5.07%
10/13/98                        5.02%
10/20/98                        4.86%
10/27/98                        4.86%
11/3/98                         5.64%
11/10/98                        4.25%
11/17/98                        4.71%
11/24/98                        4.79%
12/1/98                         4.56%
12/8/98                         4.25%
12/15/98                        4.84%
12/22/98                        4.51%
12/29/98                        4.49%
12/31/98                        4.44%

    The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

ASSET ALLOCATION PORTFOLIO
PERFORMANCE UPDATE
THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Asset
            Allocation
            Portfolio seeks
            as high a level
            of long-term
total rate of return as is
consistent with prudent
investment risk. It invests
in common stocks and other
equity securities, bonds and
money market instruments. The
mix of investments is varied
by the Portfolio's management
as economic conditions
indicate.
PERFORMANCE
The Asset Allocation Portfolio generated a total return of 23.65 percent* for the year ended December 31, 1998. In comparison, the Russell 1000 Growth Index** returned 38.72 percent, and the Lehman Brothers Aggregate Bond Index+ returned
8.69 percent for the same period. A blended index comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+ returned 26.80 percent for the year ended December 31, 1998.
PERFORMANCE ANALYSIS
We believe the large capitalization growth stocks were one of the best places to be in 1998 as their performance far exceeded the rest of the U.S. equity and fixed income markets. Within this class of stocks, it was the very largest companies, such as Microsoft, Lucent and Wal-Mart, that provided gains over 100 percent.*
    In the uncertain and volatile market of 1998, stock investors placed a greater and greater premium on companies where the earnings growth visibility was high and the level of company volatility was low. As a result, the valuations on these types of very large companies expanded to levels not seen in recent history, both on an absolute and relative (to the broader market) basis.
    Indeed, 1998 was a challenging year for fixed income investors, and especially for corporate bond investors. At the beginning of the year, yields in the U.S. Treasury market were attractive and there was a high degree of comfort in the corporate bond market. With strong corporate earnings and a sound U.S. economy corporate bonds appeared fairly valued. As global events began to unfold, investor sentiment swung heavily toward the safety of the U.S. Treasury market. Russia defaulting on its debt, the possible collapse of sizable hedge funds, fear of a bear market in stocks, global recession, low interest rates around the world and the Federal Reserve reluctant to ease monetary policy made U.S. Treasuries the only safe place to be. Interest rates plunged lower as liquidity in corporate bonds and mortgage-backed securities disappeared. Corporate bond spreads hit their widest level in this decade. In the latter part of the year, the Federal Reserve cut key short-term interest rates aggressively, stocks rebounded to pre-crash highs, fears of a global meltdown subsided and investors began a slow return to the corporate bond market.
    The Portfolio effectively managed its assets through the volatility and posted an excellent year of performance as measured against other similar balanced or asset allocation portfolios. The asset mix in this portfolio started the year at 55 percent stocks, 35 percent bonds, and 10 percent cash. In January, 5 percent was added to stocks of the "large capitalization growth" variety, while in March and April another 5 percent was added to stocks primarily in the "REIT" category, as they were significantly lagging the market and provided an attractive current yield and total return. An additional 5 percent was added to stocks during the market sell off in August and September as events provided a good buying opportunity. Stocks closed the year at 70 percent of the portfolio, with bonds at 28 percent with the remaining 2 percent invested in short term money market securities.
    Technology was by far the strongest sector of the stock market for 1998. Internet spending helped propel the growth along with very strong growth in the telecommunications equipment industry. The Portfolio had meaningful participation in the Technology Sector with stocks such as Lucent, Cisco Systems, Microsoft and MCI/Worldcom all posting excellent performance. Healthcare was the second highest performing sector. New and better drugs selling at higher prices into a fast growing demographic allowed the pharmaceutical companies to lead the way in the Health Sector. Stocks in the Portfolio, such as Pfizer, Guidant and Merck, had meaningful participation in this sector.
    REITS and Consumer Staples lagged the overall market during 1998. REITS lagged the market for a variety of reasons including the expectations of slowing earnings growth. Consumer Staples stocks were hurt by slowing international demand, their primary growth market, along with unfavorable currency swings. A clear example of this was Coca-Cola Company, where these factors caused earnings projections to be missed and the stock price to end the year exactly where it started the year at $67.
    Over the past year the list of companies whose operating fundamentals did not meet our expectations and thus were liquidated include Computer Associates (Software), ADC Telecommunications (telecom equipment), Safeskin, (medical supplies), CNF Transportation (shipping), and Tellabs (telecom equipment). OUTLOOK
The long-term fundamentals for the U.S. stock and bond market are still positive. Industrialized countries around the world are suffering from slow economic growth and over capacity. We anticipate that with global demand low and the ability to produce high, inflation will remain benign. Commodity prices are falling and will likely stay depressed until worldwide economic activity begins to strengthen.
    The upcoming year will likely be filled with volatility, strong industry rotation, and anticipation as we approach the "year 2000" issue. As always, we will seek to position the portfolio to meaningfully participate in significant market advances while protecting your capital during periods of market decline.

FIVE LARGEST COMMON STOCK HOLDINGS

                                                                                            % OF
                                                                                           COMMON
                                                                            MARKET         STOCK
COMPANY                                                        SHARES        VALUE       PORTFOLIO
------------------------------------------------------------  --------   -------------   ----------
General Electric Company....................................   238,552   $  24,347,213         5.5%
Microsoft Corporation.......................................   133,600      18,528,650         4.1%
Intel.......................................................   122,900      14,571,331         3.3%
Cisco Systems, Inc..........................................   146,475      13,594,711         3.0%
Tyco International, Ltd.....................................   177,598      13,397,549         3.0%
                                                                         -------------   ----------
                                                                         $  84,439,454        18.9%
                                                                         -------------   ----------
                                                                         -------------   ----------

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                              % OF BOND
RATING                                                        PORTFOLIO
------------------------------------------------------------  ----------
U.S. Treasury...............................................       28.1%
U.S. Government Agencies....................................       15.6%
AAA rated...................................................       13.9%
AA rated....................................................        7.7%
A rated.....................................................        9.1%
BBB rated...................................................       20.9%
BB rated....................................................        4.7%
                                                              ----------
                                                                  100.0%
                                                              ----------
                                                              ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                        25.6%
Common Stocks                70.1%
Preferred Stocks              1.8%
Cash and Other
Assets/Liabilities            2.5%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, RUSSELL 1000 GROWTH INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX, A BLENDED INDEX OF 60 PERCENT RUSSELL 1000 GROWTH INDEX AND
      40 PERCENT LEHMAN BROTHERS AGGREGATE BOND INDEX AND
      CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                23.65%
Five year                               15.33%
Ten year                                14.10%
                              Asset Allocation                 Blended  Russell 1000 Growth     Lehman Brothers Aggregate
Thousands                            Portfolio        CPI        Index                Index                    Bond Index
12/31/88                               $10,000    $10,000      $10,000              $10,000                       $10,000
12/31/89                               $12,018    $10,455      $12,716              $13,593                       $11,453
12/31/90                               $12,452    $11,101      $13,181              $13,557                       $12,476
12/31/91                               $16,048    $11,432      $17,255              $19,138                       $14,472
12/31/92                               $17,214    $11,772      $18,296              $20,096                       $15,544
12/31/93                               $18,327    $12,094      $19,338              $20,677                       $17,060
12/31/94                               $18,071    $12,434      $19,428              $21,227                       $16,561
12/31/95                               $22,591    $12,748      $25,152              $29,118                       $19,620
12/31/96                               $25,415    $13,170      $28,917              $35,851                       $20,332
12/31/97                               $30,241    $13,402      $35,299              $46,777                       $22,296
12/31/98                               $37,392    $13,618      $44,873              $64,886                       $24,234

    On the chart above you can see how the Asset Allocation Portfolio's total return compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on December 31, 1988 through December 31, 1998.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The Lehman Brothers Aggregate Bond Index is comprised of the Lehman
  Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

MORTGAGE SECURITIES PORTFOLIO
PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER
  [PHOTO]   The Mortgage
            Securities
            Portfolio seeks a
            high level of
current income consistent
with prudent investment risk.
The Mortgage Securities
Portfolio will invest
primarily in mortgage-related
securities.
PERFORMANCE
The Mortgage Securities Portfolio generated a total return of 6.57 percent* for the year ended December 31, 1998. The Lehman Brothers Mortgage-Backed Index,** the Portfolio's benchmark, returned 6.96 percent for the same time period. Lipper Analytical Service's U.S. Mortgage Fund Category,+ the Portfolio's peer group, returned 5.80 percent for the same time period.
PERFORMANCE ANALYSIS
It certainly has been an interesting year. For the first seven months of the year, the bond market traded in a relatively narrow range as investors watched anxiously as many global markets either slowed or entered into a recession. By the third quarter, it was apparent that the U.S. could no longer remain an oasis of prosperity capable of functioning independently of world events. Sharp declines in overseas markets and turmoil in the U.S. capital markets lead to a massive "flight to quality" rally, driving yields on the ten-year treasury bond below 4.20 percent, a full 1.0 percent below the previous generational low set in October 1993. Mortgage rates followed treasury rates lower and produced a powerful refinancing wave that helped push mortgage spreads (over treasuries) out to levels not seen since 1986.
    We saw 1998 was the year to be in prepayment-protected securities and carry more duration than the Index. In an effort to position the Portfolio along these themes, we were underweight in new issue current coupon and premium coupon mortgage pass-through securities. Better value was found in secondary issues and issues not included in the Index but offering good prepayment stories. This trade into more prepayment challenged securities served as a harbor against the prepayment storm, but the price of admission was a willingness to accept less liquidity. This was a fair trade given current market fundamentals and relative pricing levels. To accomplish this value driven mission we increase our ownership of commercial mortgage securities and other high quality collaterialized mortgage obligations (CMOs) while focusing our ownership of premium coupon securities in very seasoned issues.
    Likewise, we participated in several trades that allowed us to swap prepayment risk for credit risk. While these were all investment grade securities, our preference was to increase our ownership of AA-rated securities given the historically narrow level of spreads between different rated classes. Many of these nonagency mortgage securities continue to enjoy strong fundamentals as seen by the high number of securities that either received ratings upgrades or are currently candidates for an upgrade. Unfortunately, this sector of the mortgage market experienced more than its share of spread widening that came to define the fixed income markets during the second half of the year. Even though these securities offered solid prepayment protection going into the rally, their prices did not appreciate as much as one would have anticipated given the change in the general level of interest rates. While some strategies worked better than others did in this liquidity-driven environment, all these activities allowed us to build upon an already broadly diversified portfolio of mortgage securities, capable of delivering competitive performance in a more holistic manner over the long term.
    The duration of the Portfolio ranged from 5 percent to 14 percent longer than Lehman Brothers Mortgage-Backed Index** (approximately 2.2 years at year-end) while the overall credit quality of the Portfolio remains very high at AA2.
OUTLOOK
The Federal Reserve has clearly signaled that it is safe for investors to wade back into mortgages and corporate markets. As investors once again embrace the value-investing themes that drove the market prior to the third quarter of 1998, we look forward to a period of strong relative performance from mortgages: The sector is fundamentally cheap and in good technical shape.
    The mortgage market has already priced in some very aggressive prepayment and recessionary assumptions. Unless rates rally by more than 50 basis points, the fear of another refinancing peak appears to be overstated as prepayments are likely to stabilize or trend lower. Likewise, non-agency mortgage securities that are not subject to the same types of credit considerations as corporates have widened as much as, or in some cases more, than corporates. Fortunately, most of this spread widening appears to be due to liquidity considerations and supply issues and not solely credit concerns, as housing fundamentals remain very strong. Unless the economy enters a recession--which is NOT our forecast--this market should benefit as spreads tighten. As of this writing, mortgage securities have remained among the highest-yielding asset classes available in the fixed income market.*

HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA Rated                    46.0%
AA Rated                     15.3%
A Rated                      19.7%
BBB Rated                    13.4%
B Rated                       1.6%
Preferred Stock               1.6%
Cash and Other
Assets/Liabilities            2.4%

SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Public Issues                56.9%
Private Placements            3.8%
Private 144A Issue           35.3%
Preferred Stock               1.6%
Cash and Other
Assets/Liabilities            2.4%

PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC MBS                     4.3%
FNMA MBS                     13.4%
GNMA MBS                      4.1%
Vendee MBS                    3.5%
Asset Backed Securities       1.9%
CMOs/MRBs                    10.5%
Whole Loan MBS               45.7%
Commercial MBS               11.8%
Corporate/Agency Bonds        0.8%
Preferred Stock               1.6%
Cash and Other
Assets/Liabilities            2.4%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                             6.57%
Five year                            6.90%
Ten year                             8.89%
                                              Lehman Brothers
                                  Mortgage          Mortgage-
                                Securities  Backed Securities
                                 Portfolio              Index        CPI
12/31/1988                          10,000             10,000     10,000
12/31/1989                          11,351             11,533     10,455
12/31/1990                          12,421             12,771     11,101
12/31/1991                          14,441             14,778     11,432
12/31/1992                          15,361             15,805     11,772
12/31/1993                          16,782             16,857     12,094
12/31/1994                          16,216             16,585     12,434
12/31/1995                          19,136             19,370     12,748
12/31/1996                          20,142             20,380     13,170
12/31/1997                          21,983             22,314     13,402
12/31/1998                          23,428             23,866     13,618

    On the chart above you can see how the Mortgage Securities
Portfolio's total return compared to the Lehman Brothers
Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1988 through December 31, 1998.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).
 +Average return of 51 mortgage-backed securities funds according to Lipper
  Analytical Services.

INDEX 500 PORTFOLIO
PERFORMANCE UPDATE
KEVIN ZWART
PORTFOLIO MANAGER

  [PHOTO]
            The Index 500
            Portfolio seeks
            investment
            results that
correspond generally to the
price and yield performance
of the common stocks included
in the Standard and Poor's
Corporation 500 Composite
Stock Index (S&P 500).+ It is
designed to provide an
economical and convenient
means of maintaining a broad
position in the equity market
as part of an overall
investment strategy.
PERFORMANCE
For the year ended December 31, 1998, the Index 500 Portfolio returned 27.99 percent.* This compares to the S&P 500 Index,** which earned 28.57 percent for the same period.
PERFORMANCE ANALYSIS
Even though the year end return was in the top 20 of all time for the S&P 500 Index,** about 70 percent of the return was generated by the largest 50 stocks in the index. The largest stocks have continued to outperform smaller stocks.
    The Technology sector has carried the index for the past year. In addition to being the highest weighted sector in the index, it also returned 76.4 percent for the year. Lucent and Microsoft were the two stocks with the largest contribution to the index this year. Transportation stocks ended the year flat, and the Basic Materials sector was the only sector in the red for the year, owing much of its loss to an 8.4 percent decline in the chemicals segment. OUTLOOK
Over the last five years the S&P 500 Index** has averaged a total return of over 20 percent. This has been the best five year period in over 70 years. While money continues to flow into the markets it is difficult to see how long these kind of increases can continue. Throughout 1999 it will be important for sectors other than technology to increase performance. So we could likely continue seeing the same kind of returns that we have grown used to since 1995.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET      % OF STOCK
COMPANY                                                       SHARES       VALUE        PORTFOLIO
------------------------------------------------------------  -------   ------------   -----------
Microsoft Corporation.......................................  130,800   $ 18,140,325          3.4%
General Electric Company....................................  173,400     17,697,637          3.3%
Intel.......................................................   89,200     10,575,775          2.0%
Wal-Mart Stores.............................................  118,700      9,666,631          1.8%
Coca-Cola Company...........................................  152,200      9,515,412          1.8%
Exxon Corporation...........................................  129,500      9,469,688          1.8%
Merck & Co., Inc............................................   63,200      9,333,850          1.7%
International Business Machines.............................   50,200      9,274,450          1.7%
Pfizer, Inc.................................................   69,400      8,705,363          1.6%
Lucent Technologies, Inc....................................   70,300      7,733,000          1.4%
                                                                        ------------        -----
                                                                        $110,112,131         20.5%
                                                                        ------------        -----
                                                                        ------------        -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Transportation                 .9%
Utilities                     3.0%
Cash and Other
Assets/Liabilities             .2%
Basic Materials               3.4%
Capital Goods                 7.7%
Communication Services        8.6%
Consumer Cyclical             9.8%
Consumer Staples             14.0%
Energy                        5.6%
Financial                    17.0%
Health Care                  12.0%
Technology                   17.8%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
      S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL
RETURN:
One year                            27.99%
Five year                           23.33%
Ten year                            18.54%
                                 Index 500       S&P 500
                                 Portfolio         Index        CPI
12/31/88                            10,000        10,000     10,000
12/31/89                            13,065        13,165     10,455
12/31/90                            12,553        12,751     11,101
12/31/91                            16,287        16,634     11,432
12/31/92                            17,490        17,901     11,772
12/31/93                            19,196        19,708     12,094
12/31/94                            19,422        19,954     12,434
12/31/95                            26,576        27,420     12,748
12/31/96                            32,328        32,607     13,170
12/31/97                            42,791        43,482     13,402
12/31/98                            54,764        55,908     13,618

    On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1988 through December 31, 1998.
 +"Standard & Poor's-Registered Trademark-",
  "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
 *Historical results are not an indication of future performance.
  Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

CAPITAL APPRECIATION PORTFOLIO
PERFORMANCE UPDATE
CLARK WINSLOW, CFA
WINSLOW CAPITAL
MANAGEMENT
  [PHOTO]   The Capital
            Appreciation
            Portfolio seeks
            growth of
            capital.
Investments will be made
based upon their potential
for capital appreciation.
While Advantus Capital
Management, Inc. acts as
investment adviser for the
Portfolio, Winslow Capital
Management, Inc. provides
investment advice to the
Capital Appreciation
Portfolio under a subadvisory
agreement.
PERFORMANCE
For the year ended December 31, 1998, the Capital Appreciation Portfolio returned 30.83 percent.* This compares with the S&P 500 Index,** which returned
28.57 percent, and the Russell 1000 Growth Index,+ which returned 38.72 percent for the same period.
PERFORMANCE ANALYSIS
As we discussed in the mid-year summary, the largest market capitalization companies outperformed the broad market. This bias persisted in the second half of 1998. For the year ending December 31, 1998, the performance of the S&P 500 Index** was narrower than in all but one of the past ten years. The 20 largest growth stocks now comprise over one third of the S&P 500 Index** market value, slightly exceeding the peak in 1973. If you did not own a few select stocks, the index was difficult to beat. For the last four quarters, the S&P 500 Index** outperformed 86 percent of U.S. equity mutual fund managers.
    In addition to the equity market maintaining a narrow focus on market capitalization, nearly half of the return in the large cap indices was accounted for in megacap technology stocks. We are certainly believers in the Internet and are convinced it will have an important impact on everyone's life and business. However, when we look at the skyrocketing stock price relative to foreseeable fundamentals, we are astounded.
    The investment philosophy implemented by Winslow Capital Management in the Portfolio is based on the belief that investing in companies with persistent earnings growth will provide superior results over the long term. Through fundamental research of these companies, we identify stocks that are attractively valued relative to their estimated future earnings growth. Mixing several medium capitalization stocks with large cap growth issues enhances the philosophy. This means that we generally will be underweighted in the very largest, slower growing companies most of which have performed strongly in the recent past.
    The best performing sectors in the Portfolio for 1998 were Consumer Services and Technology. The best performing holdings in the Consumer Services sector were Home Depot and Wal-Mart; both appreciated over 100 percent.* The average consumer stock in the Portfolio advanced nearly 60 percent.* In addition, our stock selection in the Consumer Services sector added value relative to the S&P 500 Index.** The strongest performing technology stock was Cisco Systems. It gained 150 percent* for the year ending December 31, 1998. The average technology holding in the Portfolio gained more than 59 percent.* Due to excessive valuations, the Portfolio has only minor exposure to Internet Mania. OUTLOOK
Although there are many risks to contend with--Brazil and Latin American potential economic chaos, Asian/Japanese economic weakness, U.S. trade deficit, Year 2000 computer uncertainties and the like, we believe the U.S. economy is likely to produce moderate Gross Domestic Product growth in the 2 percent area with negligible inflation. Profits are likely to be down a bit in the first half of 1999 but will likely improve in the second half for some net growth for the year.
    The stock market, in our view, consists of two parts--a relatively small number of "anointed" stocks and "all others". The former seem overvalued compared to the latter which particularly includes midcap stocks. We are building our portfolios principally from "all other". With minimal earnings growth in the economy and a record high price/earnings ratio, it seems more likely the market indices--S&P 500 at 1270 and Dow Jones at 9550--will churn around awhile with more volatility before achieving some potential net gain by year end. The increase in worldwide liquidity is certainly benefiting financial assets, but the opportunity for gain appears to be best in the "all other" non-megacap stocks.
    Winslow Capital follows a fundamental "bottom up" investment process that leads us to companies with consistent and sustainable earnings growth. Above-average growth is a necessity, but valuation of the stock is also important. These investment philosophy guidelines have led us to identify opportunities in the Consumer Services, Technology and Healthcare sectors heading into 1999.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET       % OF STOCK
COMPANY                                                       SHARES       VALUE        PORTFOLIO
------------------------------------------------------------  -------  --------------   ----------
Sterling Commerce, Inc......................................  362,000  $   16,290,000      4.3%
Home Depot, Inc.............................................  247,599      15,149,964      4.0%
Network Associates..........................................  220,000      14,575,000      3.9%
Tyco International, Ltd.....................................  191,600      14,453,825      3.8%
MCI Worldcom, Inc...........................................  194,700      13,969,725      3.7%
HBO & Company...............................................  468,100      13,428,619      3.5%
Federal National Mortgage Association.......................  178,000      13,172,000      3.5%
AES Corporation.............................................  271,200      12,848,100      3.4%
Waste Management, Inc.......................................  275,200      12,831,200      3.4%
ADC Telecommunications, Inc.................................  363,400      12,628,150      3.3%
                                                                       --------------    -----
                                                                       $  139,346,583     36.8%
                                                                       --------------    -----
                                                                       --------------    -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities            3.5%
Utilities                     3.3%
Communication Services        6.7%
Consumer Staples              7.7%
Capital Goods                 9.1%
Health Care                  11.1%
Financial                    11.3%
Consumer Cyclical            12.7%
Technology                   34.6%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO, RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                              30.83%
Five year                             19.90%
Ten year                              18.62%
                                                 Russell
                                     Capital        1000
                                Appreciation      Growth
                                   Portfolio       Index        CPI
12/31/1988                           $10,000     $10,000    $10,000
12/31/1989                           $13,819     $13,593    $10,455
12/31/1990                           $13,536     $13,558    $11,101
12/31/1991                           $19,193     $19,137    $11,432
12/31/1992                           $20,161     $20,095    $11,772
12/31/1993                           $22,265     $20,674    $12,094
12/31/1994                           $22,766     $22,410    $12,434
12/31/1995                           $27,952     $30,744    $12,748
12/31/1996                           $32,875     $37,852    $13,170
12/31/1997                           $42,166     $49,389    $13,402
12/31/1998                           $55,166     $68,509    $13,618

    On the chart above you can see how the Capital Appreciation
Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1988 through December 31, 1998.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
 +The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

INTERNATIONAL STOCK PORTFOLIO
PERFORMANCE UPDATE
GARY CLEMONS
TEMPLETON INVESTMENT
COUNSEL
  [PHOTO]   The International
            Stock Portfolio
            seeks long-term
capital growth. The Portfolio
will invest primarily in
common stocks of companies
and governments outside the
United States. While Advantus
Capital Management, Inc. acts
as investment adviser for the
portfolio, Templeton
Investment Counsel, Inc.
provides investment advice to
the International Stock
Portfolio under a subadvisory
agreement.
PERFORMANCE
During the 12 months under review, global financial markets experienced unprecedented volatility and uncertainty. Japan continued its unending ability to disappoint investors with their feeble attempt to stimulate their economy, the Russian economy is on the verge of collapse and the infamous Asian contagion revisited Latin America. Investors learned the negative implications of global corporate interdependence, as the events in Asia, Latin America and Russia resulted in economic slowdowns and expectations for weak global GDP growth in 1999. In this environment, the International Stock Portfolio returned 6.61 percent* for the year ended December 31, 1998, compared to the Morgan Stanley Capital EAFE Index** return of 20.33 percent for the same period.
PERFORMANCE ANALYSIS
The Portfolio benefited from a high exposure to the solid performing European markets, which represented approximately 61.6 percent of total assets as of the end of the period. The Portfolio benefited from a high weighting, of approximately 9 percent, in the strong performing market of France, which appreciated 42.1 percent* during the period. Interest rate convergence in preparation for the EMU led to lower rates in several nations fueling the markets rise. European financial equities were among the Portfolio's top performers during the period, including French bank Banque National de Paris
(BNP), French Financial services company Axa and Dutch insurer Aegon which advanced 56.5 percent,* 89.5 percent* and 184 percent,* respectively.
    The Latin American markets performed poorly during 1998 with many markets falling excess of 30 percent. With approximately 7.5 percent of the Portfolio assets in Latin American equities, performance was adversely impacted. Brazilian was most detrimental to performance with our two holdings, Telebras and Petrobras falling 77.25 percent* and 50.5 percent,* respectively. We view the recent downturn in Latin equities as a short-term phenomenon, and view it as an opportunity to find investment values throughout the region. We will continue to devote attention toward discovering quality investments in the Latin American Region.
OUTLOOK
Market weakness during the first half of the year created buying opportunities in Asia, which we capitalized upon, increasing our Asian exposure to 10.9 percent of total assets, with the majority invested in Hong Kong. Although Japan continues to falter we are starting to see signs of positive change. Small steps by the government, such as allowing insolvent banks to fail, bode well for future restructuring throughout Japan. We expect that our Asian exposure will increase the coming year with Japan being a country offering some opportunity.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET     % OF STOCK
COMPANY                                                        SHARES       VALUE      PORTFOLIO
------------------------------------------------------------  ---------  -----------  -----------
Aegon.......................................................     96,208  $11,800,832      4.2%
AXA.........................................................     54,927    7,950,619      2.8%
Telecom Italia SPA..........................................  1,105,000    6,957,151      2.5%
Merita Bank.................................................  1,085,000    6,887,802      2.5%
Telefonica De Esp...........................................    150,000    6,668,151      2.4%
Zurich Allied...............................................      9,000    6,665,453      2.4%
Rhone-Polenc................................................    122,325    6,286,865      2.2%
Philips Electronics.........................................     93,800    6,286,596      2.2%
Ing Groep...................................................     94,686    5,766,780      2.1%
Argentaria Bancaria ADR.....................................    108,000    5,562,000      2.0%
                                                                         -----------    -----
                                                                         $70,832,249     25.3%
                                                                         -----------    -----
                                                                         -----------    -----

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO, EAFE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                   6.61%
Five year                                 10.23%
Since inception
(May 1, 1992)                             12.45%
                             International Stock       EAFE
                                       Portfolio      Index        CPI
5/01/1992                                $10,000    $10,000    $10,000
12/31/1992                                $9,319     $8,156    $10,179
12/31/1993                               $13,434    $10,843    $10,458
12/31/1994                               $13,391    $11,722    $10,752
12/31/1995                               $15,296    $13,088    $11,024
12/31/1996                               $18,324    $13,916    $11,388
12/31/1997                               $20,511    $14,198    $11,589
12/31/1998                               $21,866    $17,084    $11,775

    On the chart above you can see how the International Stock Portfolio's total return compared to the EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Stock Portfolio (May 1, 1992) through December 31, 1998.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Asian and Far Eastern markets.

SMALL COMPANY PORTFOLIO
PERFORMANCE UPDATE
JIM TATERA, CFA
CHIEF EQUITY PORTFOLIO
MANAGER

  [PHOTO]
            The Small Company
            Portfolio seeks
            long-term
accumulation of capital. It
invests primarily in common
stocks of small companies,
defined in terms of either
market capitalization or
gross revenues that are less
than $1.5 billion.
Typically, at least 65
percent of the portfolio will
be invested in stocks of
small companies. In addition,
we will buy stocks of larger
companies that we feel are
growing significantly faster
than the market overall.
PERFORMANCE
The Small Company Portfolio returned 1.27 percent* for the year ended December 31, 1998. The Portfolio's benchmark, the Russell 2000 Growth Index** returned
1.24 percent for the same period. While small-cap stocks continued to lag large cap throughout the year, the Portfolio outperformed its benchmark.
PERFORMANCE ANALYSIS
The equity markets were both volatile and narrow in 1998. In many respects, the past year reminds me of a roller coaster with all its ups and downs and many turns. It is no wonder the market and investors have felt whipped around at times. The list of events that caused these feelings would include worldwide economic turmoil, U.S. recession fears, a hedge fund meltdown and Federal Reserve interest rate cuts.
    Driven by investors' needs for liquidity and the perceptions of earnings certainty (i.e.: safety) large cap stocks outperformed small cap despite the fact that earnings growth among smaller companies has, in recent quarters, been greater than that of the larger companies. Also, despite strong earnings for many of our companies, liquidity concerns drove small cap prices down numerous times throughout the year. Many high quality, small cap growth companies have been undeservedly priced down due to this continued bias toward larger companies. As always we used these opportunities to add to our favorite companies at cheap valuations. Overall, the Portfolio's holdings are growing their earnings at over 30 percent per year in an environment where overall corporate profits in the U. S. have weakened. Our objective has always been to invest in companies with strong operating momentum and outstanding management. In other words, we try to identify those companies with strong management teams, which can grow the company into something special.
    Despite a difficult environment for retail and apparel, the Portfolio had two significant contributors, Tropical Sportswear (men's apparel) and Abercrombie & Fitch (specialty retailer). Both are executing their game plans better than the competition and taking advantage of opportunities to expand their businesses in very profitable ways. For example, Tropical Sportswear acquired the Farah brand and incorporated it into their focused manufacturing and distribution systems. This allowed them to expand their strong relationships with key retailers like Wal-Mart that will substantially enhance growth opportunities and profitability for Tropical Sportswear. Abercrombie & Fitch, which focuses on young adult men and women, is capitalizing on the strength of this segment and especially their lifestyle brand image, which targets a very specific market yet also appeals to a broad group of customers. Their recent expansion into children's stores has started off strong and will be another growth leg for the company.
    CKS Group, which advanced nearly 150 percent* for the year, benefited from the development of the Internet as it designs and implements Internet home pages and then supplements this development with marketing services. It is the perfect combination of services for companies that will utilize the Internet as a distribution channel. CKS Group merged with USWeb late in the year to create the largest and most diversified Internet development/marketing company in the country.
    NCO Group, which provides collection services to a wide array of businesses and government agencies, was another stock contributing to the Portfolio's performance, returning nearly 75 percent* for the year. NCO Group had made a number of acquisitions in the past year to become the dominant collection company. It aims to ultimately become a full cycle receivables company that will be able to handle a company's receivables from billing to collection. The company's revenues increased by 99 percent* in the past 12 months with earnings advancing 55 percent.*
    Other service-oriented companies which were outstanding performers for the Portfolio, included Acxiom Corp, which provides direct marketing services and data to businesses. Another, United Rentals, has become the key consolidator in the rental services industry. Both companies had significant revenue and earnings growth.
    Among the successes there were also disappointments. Two stocks that fell short of our expectations were Stage Stores and Fairfield Communities. Stage Stores is a department store retailer in small towns in the central and south central parts of the country, which was impacted negatively by the adverse weather conditions early in the year and ultimately, the drought experienced in many markets they serve. Fairfield Communities, which markets vacation properties and manages resort properties, also had difficulty throughout the year due to the poor performance of an acquisition that took longer to turn around than expected.
OUTLOOK
We believe the relative under performance of small companies and the extreme volatility of the overall market has created tremendous opportunities in small growth companies. Valuations continue to be near record low levels even after the outstanding fourth quarter advance in the Portfolio.
    With uncertainty looming regarding President Clinton's impeachment, the Euro debut and Year 2000 issues, 1999 shapes up as a potentially volatile period. As always, we continue to focus on the ultimate drivers of stock prices, namely, interest rates and corporate earnings. Interest rates appear to be sustaining their low levels and stable trends while corporate profits continue to be mixed. Our research efforts focus on the fundamental trends in revenues and earnings growth. We strive to find those companies with superior growth opportunities independent of specific economic events. We remain confident in our abilities to uncover such companies and that the current portfolio is positioned likewise. Finally, we would like to thank you for your continued support and investment in the Small Company Portfolio.
TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Acxiom Corporation..........................................  249,100  $ 7,722,100     4.1%
United Rentals, Inc.........................................  220,500    7,304,062     3.9%
Sunrise Assisted Living, Inc................................  120,333    6,242,274     3.3%
NCO Group, Inc..............................................  137,950    6,207,750     3.3%
DII Group, Inc..............................................  263,900    6,152,169     3.3%
USWebb......................................................  220,200    5,807,775     3.1%
Kaydon Corporation..........................................  144,900    5,805,056     3.1%
Tropical Sportswear International...........................  160,900    5,772,287     3.1%
Copart, Inc.................................................  157,800    5,108,775     2.7%
Mastech Corporation.........................................  178,050    5,096,681     2.7%
                                                                       -----------   -----
                                                                       $61,218,929    32.6%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities            3.9%
Basic Materials               5.9%
Capital Goods                 9.3%
Consumer Cyclical            23.0%
Consumer Staples              1.7%
Energy                        1.4%
Financial                     3.3%
Health Care                  16.1%
Technology                   31.7%
Transportation                3.7%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY PORTFOLIO, RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                 1.27%
Five year                               10.24%
Since inception
(May 3, 1993)                           12.11%
                                                              Russell
                                                                 2000
                                 Small Company                 Growth
                                     Portfolio        CPI       Index
5/03/93                                $10,000    $10,000     $10,000
12/31/93                               $11,733    $10,132     $12,234
12/31/94                               $12,456    $10,416     $11,938
12/31/95                               $16,449    $10,680     $15,641
12/31/96                               $17,509    $11,033     $17,401
12/31/97                               $18,867    $11,227     $19,654
12/31/98                               $19,106    $11,408     $19,898

    On the chart above you can see how the Small Company Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Portfolio (May 3, 1993) through December 31, 1998.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains stock from the Russell 2000 with a greater than average growth orientation. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO
PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER
  [PHOTO]   The Maturing
            Government Bond
            2002, 2006 and
            2010 Portfolios
seek as high of an investment
return as is consistent with
prudent investment risk. The
Portfolios invest primarily
in U.S. Government and
Agencies zero coupon fixed
income securities with
maturities near the 2002,
2006 and 2010 liquidation
dates of each Portfolio.
PERFORMANCE
For the one-year period ended December 31, 1998, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2002 Portfolio................     9.61 percent*
Maturing Government Bond 2006 Portfolio................    14.37 percent*
Maturing Government Bond 2010 Portfolio................    14.28 percent*

    For the one-year period ended December 31, 1998, the Ryan Lab's Treasury Strip Indexes** of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2002 Index**.................     10.31 percent
Ryan Lab's Inc. September 2006 Index**.................     14.98 percent
Ryan Lab's Inc. September 2010 Index**.................     15.84 percent

PERFORMANCE ANALYSIS
Our investment activities continue to focus on tracking performance of the respective indices. Over the long run, by selectively using Government Agency securities in concert with U.S. Treasury securities, the Portfolios each benefited from enhanced diversification and also from the receipt of additional income (over that of U.S Treasury securities). However, in our pursuit to reap the benefits for this style, we can expect to encounter short periods of high volatility, which can push yield spreads wider on Agency securities. This is exactly the environment in which we operated in during the second half of the year, as Treasury returns led all fixed-income sectors higher. Agency securities are now priced at extremely attractive levels. Therefore, we will opportunistically look to increase our ownership of Agency securities.
    As time passes, the duration of each Portfolio continues to roll forward toward its respective maturity. The effective duration of each Portfolio is as follows:

Maturing Government Bond 2002 Portfolio................        3.70 years
Maturing Government Bond 2006 Portfolio................        7.60 years
Maturing Government Bond 2010 Portfolio................       11.40 years

OUTLOOK
The secular bull market in interest rates that has graced the capital market since the early 1980s, has most likely reached the mature phase in its cycle. Going forward, returns are not likely to pierce double digits. Instead more moderate returns should prevail as income, and not capital gains, drives returns in the fixed income market.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC                        13.3%
U.S. Treasury Strip          40.5%
FICO Strip                   10.5%
Israel GTC                    9.3%
TVA Strip                    13.5%
FNMA Strip                   11.6%
Cash and Other
Assets/Liabilities            1.3%

MATURING GOVERNMENT BOND 2006 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip          51.6%
FICO Strip                   13.5%
Israel GTC                    5.7%
Israel State Aid              9.9%
RFC Strip                     9.6%
FNMA Strip                    8.4%
Cash and Other
Assets/Liabilities            1.3%

MATURING GOVERNMENT BOND 2010 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip          49.7%
FICO Strip                   12.0%
Turkey GTC                    4.9%
Israel State Aid             14.8%
Israel GTC                    1.3%
RFC Strip                     3.2%
FNMA Strip                   13.6%
Cash and Other
Assets/Liabilities             .5%

 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 2002, 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2002, 2006 and 2010, respectively.

    MATURING
    GOVERNMENT
    BOND PORTFOLIOS
COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                               9.61%
Since inception
(May 2, 1994)                          9.33%
                                                 Ryan Labs
                                                      Inc.
                                                 September
                                    Maturing    2002 Index
                                  Government            of
                                   Bond 2002      Treasury
                                   Portfolio        Strips        CPI
5/02/1994                            $10,000       $10,000    $10,000
12/31/1994                           $10,028        $9,952    $10,190
12/31/1995                           $12,537       $12,569    $10,447
12/31/1996                           $12,754       $12,728    $10,793
12/31/1997                           $13,838       $13,897    $10,983
12/31/1998                           $15,168       $15,330    $11,160

    On the chart above you can see how the Maturing Government Bond
2002 Portfolio's total return compared to the Ryan Labs, Inc.
September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through December 31, 1998.
COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                           14.37%
Since inception
(May 2,1994)                       12.27%
                                              Ryan Labs,
                                                    Inc.
                                               September
                                 Maturing           2006
                               Government       Index of
                                     2006       Treasury
                                Portfolio         Strips        CPI
5/02/1994                          10,000         10,000     10,000
12/31/1994                         10,013          9,988     10,190
12/31/1995                         13,490         13,532     10,447
12/31/1996                         13,327         13,351     10,793
12/31/1997                         15,009         15,116     10,983
12/31/1998                         17,165         17,380     11,160

    On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through December 31, 1998.

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                       14.28%
Since inception
(May 2, 1994)                  13.84%
                                               Maturing          Ryan Labs, Inc.
                                             Government           September 2010
                                              Bond 2010        Index of Treasury
                                              Portfolio                   Strips        CPI
                             5/2/1994           $10,000                  $10,000    $10,000
                            12/31/1994           $9,970                   $9,931    $10,190
                            12/31/1995          $14,080                  $14,313    $10,447
                            12/31/1996          $13,599                  $13,880    $10,793
                            12/31/1997          $16,028                  $16,251    $10,983
                            12/31/1998          $18,317                  $18,824    $11,160

    On the chart above you can see how the Maturing Government Bond
2010 Portfolio's total return compared to the Ryan Labs, Inc.
September 2010 Index of Treasury Strips and the Consumer Price Index.
The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond
2010 Portfolio (May 2, 1994) through December 31, 1998.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

VALUE STOCK PORTFOLIO
PERFORMANCE UPDATE
GARY ASTER, CFA
PORTFOLIO MANAGER
  [PHOTO]   The Value Stock
            Portfolio seeks
            long-term
accumulation of capital. The
Portfolio invests primarily
in equity securities of
companies, which, in the
opinion of the Adviser, have
market values, which appear
low relative to their
underlying value or future
growth potential.
PERFORMANCE
For the year ended December 31, 1998 the Value Stock Portfolio posted a total return of 1.75 percent.* In comparison its benchmark, the Russell 1000 Value Index** returned 15.63 percent and the S&P Barra Value Index+ returned 14.69 percent for the same period.
    In prior reporting periods, the S&P Barra Value Index+ was used as the Portfolio's benchmark. The current benchmark, the Russell 1000 Value Index,** better fits our stated investment objective than did the S&P Barra Value Index.+ The Portfolio's performance will be compared to the Russell 1000 Value Index** going forward.
PERFORMANCE ANALYSIS
Most of the Portfolio's underperformance was recorded in the first six months of the year as significant anticipated gains in certain commodity prices failed to materialize. During the fourth quarter, we significantly changed the complexion of the Portfolio. The weighted average market capitalization was increased significantly, valuation measures such as price to earnings, price to book value and price to cash flow were reduced and the dividend yield increased. Also, investments, which assumed significant increases in the prices of certain commodities such as oil, have been, for the most part, eliminated.
    The Communications, Consumer Staples, Capital Goods and Energy sectors provided the best relative performance for the Portfolio during the period while Financial, Basic Materials and Technology were the worst. Additions to the Portfolio include Service Corp. International, the nation's largest operator of funeral homes, Diebold, the largest producer of Automatic Teller Machines (ATM's) and Union Pacific, the largest operator of rail systems in the U.S. Each of these investments, while very different in the types of businesses they operate, share several common characteristics: a significant price decline prior to purchase and a commensurate shrinkage in valuation, sound fundamentals and, in our opinion, modest risk.
OUTLOOK
The Portfolio will, no doubt, experience further changes in the future but at the present time we are comfortable with the Portfolio's makeup. We will continue to be diligent in our search for companies which meet our criteria for investing and will not hesitate to add any which appear to have better prospects than any of our current holdings. While it is sometimes tempting to participate in current trends such as buying earnings momentum at any price, we remain committed to our discipline of investing in companies which we believe are being inefficiently priced in the market and have some downside protection in the event of a market decline.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Exxon Corporation...........................................   99,095  $ 7,246,322     3.5%
International Business Machines.............................   38,200    7,057,450     3.5%
SBC Communications, Inc.....................................  120,510    6,462,349     3.2%
Hormel Foods Corporation....................................  193,000    6,320,750     3.1%
Everest Reinsurance Holdings................................  158,190    6,159,523     3.0%
Diebold.....................................................  164,890    5,884,512     2.9%
AT&T Corporation............................................   75,515    5,682,504     2.8%
Federal National Mortgage Association.......................   76,310    5,646,940     2.8%
Philip Morris Companies, Inc................................  103,075    5,514,512     2.7%
Teco Energy.................................................  192,965    5,439,201     2.7%
                                                                       -----------   -----
                                                                       $61,414,063    30.2%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities            6.0%
Basic Materials               8.8%
Capital Goods                 4.9%
Consumer Cyclical             7.7%
Consumer Staples              8.7%
Energy                       10.8%
Financial                    24.2%
Communication Services       11.9%
Technology                    4.6%
Transportation                2.5%
Utilities                     9.9%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
      S&P 500 BARRA VALUE INDEX, RUSSELL 1000 VALUE INDEX AND
      CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                              1.75%
Since inception
(May 2, 1994)                        18.92%
                                                                          Russell
                                                       S&P                   1000
                                Value Stock    Barra Value                  Value
                                  Portfolio          Index        CPI       Index
5/02/1994                           $10,000        $10,000    $10,000     $10,000
12/31/1994                          $10,457        $10,062    $10,190     $10,209
12/31/1995                          $13,904        $13,784    $10,448     $14,124
12/31/1996                          $18,207        $16,816    $10,793     $17,181
12/31/1997                          $22,065        $21,859    $10,984     $23,223
12/31/1998                          $22,452        $25,072    $11,160     $26,855

    On the chart above you can see how the Value Stock Portfolio's total return compared to the S&P 500 Barra Value Index, Russell 1000
Value Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Value Stock Portfolio (May 2, 1994) through
December 31, 1998.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Value Index contains stock from the Russell 1000 with low book to price ratio. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The S&P Barra Value Index contains approximately one-half of the common stocks from the S&P 500. The Index contains those stocks with a higher book-to-price ratio.

SMALL COMPANY VALUE PORTFOLIO
PERFORMANCE UPDATE
MARK HENNEMAN, CFA
PORTFOLIO MANAGER
   [PHOTO]   The Small
             Company
             Value
             Portfolio
             seeks the
long-term accumulation of
capital. It invests primarily
in the equity securities of
small companies, defined in
terms of market
capitalization and which
appear to have market values
that are low relative to
their underlying value or
future earnings and growth
potential.
PERFORMANCE
For the year ended December 31, 1998, the Small Company Value Portfolio returned -6.75 percent.* The Russell 2000 Value Index** returned -6.44 percent for the same period. While showing respectable performance, small value stocks continue to lag large capitalization stocks as investors are attracted to the superior liquidity and stable earnings offered by these issues.
PERFORMANCE ANALYSIS
Small cap value stocks had a wild and largely unprofitable year. After posting reasonable returns through the first two quarters, fears of an Asian economic meltdown and its effect on domestic companies caused a steep correction in the third quarter. Since early October, when the market bottomed, several important things have happened that caused the market to recover: 1) the Fed cut interest rates further, which increased confidence on the part of investors that the United States would avoid a recession. 2) Asian and Latin American economies, while not out of the woods, appear to have stabilized. 3) Fund flows into domestic equity funds continues.
    While the Portfolio recovered significantly in the fourth quarter, the rebound fell short of showing positive returns for the year. As the market recovered, investors favored the largest capitalization companies because of their liquidity and perceived lower risk. Once again in 1998, small capitalization stocks underperformed large capitalization stocks
    The best performing sectors in the Portfolio were: Consumer Staples, Consumer Cyclicals, Healthcare and Technology. Each of those sectors produced positive double digit returns. The worst performing sectors were:
Transportation, Basic Materials and Finance. Each of those sectors were down more than 20 percent.*
    Relative to the Russell 2000 Value Index,** the Portfolio's best performing sectors were: Consumer Staples, Consumer Cyclicals, and Energy. In the case of Energy, the return of the Portfolio was negative 8 percent,* but the Energy stocks in the Russell 2000 Value Index** were down 44 percent. The Portfolio was positioned with companies that either benefited from or were able to withstand a difficult pricing environment for crude oil.
    Finance was the worst performing sector relative to the benchmark. The Portfolio was overexposed to companies with yield curve risk. As the yield curve flattened, these stocks performed poorly. That issue has been corrected and relative performance of the Finance Sector has stabilized.
    The Portfolio held several stocks that performed well. Both Allied Group and First Brands were acquired and the stocks performed well. Tropical Sportswear produces high quality casual and dress men's apparel and provides major apparel retailers with comprehensive brand management programs. The company made a great acquisition of Savane International Corp. (formerly Farah Inc.) for $98.5 million. Tropical Sportswear has been able to leverage this acquisition very successfully, and has landed some significant new accounts. The stock was up 259 percent* in 1998. The stock continues to be a core holding in the Portfolio but has been trimmed back several times during the year.
    A recent addition to the Portfolio is Robert Mondavi Corp. which produces and sells premium table wines. In 1997 and early 1998, the company did a poor job of purchasing the grapes necessary to meet the strong demand for its product. Its relationship with the retail trade and its earnings suffered. We recognized early that the company had solved its problem and that its brand name recognition continued to be strong with customers despite recent problems. The stock has appreciated 57 percent* since it was purchased in the third quarter. OUTLOOK
Since becoming the portfolio manager on October 1, 1998, focusing on diversifying the Portfolio to include more stocks was a priority for me. The Portfolio's holdings have increased from 50 stocks to 87 stocks. Since small companies tend to have limited product or geographic diversification, we added greater diversity, thus further limiting certain risks. We will continue to look for undervalued companies with stable to improving fundamentals. We will also maintain a diversified portfolio to protect against unforeseen macroeconomic events.
    While Asia is by no means thriving, the economic problems appear to have stabilized and the region's impact on domestic companies appears to be well quantified. We know more about President Clinton's problems than we would probably like, but the impeachment proceedings are closer to an end and are not likely to be an issue to the market going forward. On the positive side, the fed funds rate is 75 basis points lower than it was in July. This tends to be very positive for small stocks. Small stocks are inexpensive relative to the large stocks by virtually any measure. While it is impossible to predict when a rally will begin for the small stocks, it is likely that a rally could be very substantial because of the relative undervaluation of small stocks.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Sierra Pacific Resources....................................   5,000   $   190,000     2.3%
First Brands Corporation....................................   4,800       189,300     2.3%
Piedmont Natural Gas Company................................   5,200       187,850     2.2%
Sovereign Bancorp, Inc......................................  12,480       177,840     2.1%
International Multifoods Corporation........................   6,700       172,944     2.1%
Tropical Sportswear International Corporation...............   4,800       172,200     2.1%
Peoples Heritage Financial Group, Inc.......................   8,300       166,000     2.0%
Wicor, Inc..................................................   7,000       152,688     1.8%
Earthgrains Company.........................................   4,800       148,500     1.8%
WPS Resources Corporation...................................   4,200       148,050     1.8%
                                                                       -----------   -----
                                                                       $ 1,705,372    20.5%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Health Care                   1.6%
Transportation                3.2%
Utilities                    11.0%
Energy                        3.9%
Technology                    4.4%
Basic Materials               5.6%
Capital Goods                 9.5%
Consumer Staples             11.2%
Cash and Other
Assets/Liabilities            4.0%
Consumer Cyclical            14.3%
Financial                    31.3%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE
      PORTFOLIO, RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                       -6.75%
Since inception
(October 1, 1997)              -3.70%
                                              Small
                                            Company        Russell
                                              Value     2000 Value
                                          Portfolio          Index        CPI
                              10/1/97       $10,000        $10,000    $10,000
                             12/31/97       $10,229        $10,168    $10,019
                             12/31/98        $9,539         $9,513    $10,179

    On the chart above you can see how the Small Company Value
Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Value Portfolio (October 1, 1997) through December 31,
1998.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Value Index contains stock from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000.

GLOBAL BOND PORTFOLIO
PERFORMANCE UPDATE
EDWARD DOVE
JULIUS BAER INVESTMENT
MANAGEMENT
WAYNE SCHMIDT, CFA
ADVANTUS CAPITAL
MANAGEMENT
  [PHOTO]
  [PHOTO]   The Global Bond
            Portfolio seeks
            to maximize
            current income
            consistent with
            protection of
            principal. The
            Portfolio pursues
its objective by investing
primarily in debt securities
issued by issuers located
anywhere in the world. Prior
to May 1, 1998, this
Portfolio was known as the
International Bond Portfolio.
While Advantus Capital
Management, Inc. acts as the
investment adviser for the
Portfolio, Julius Baer
Investment Management Inc.
provides investment advice to
the Global Bond Portfolio
under a subadvisory
agreement.
PERFORMANCE
The Global Bond Portfolio posted a total return of 16.18 percent* for the year ended December 31, 1998. This compares to the Salomon Brothers World Government Bond Index** return of 15.38 percent and the Salomon Brothers Non-U.S. World Government Bond Index+ of 17.79 percent for the same period.
PERFORMANCE ANALYSIS
Global Commentary: The effects of the Asian crisis dominated the beginning of the year. This led to a global slowdown in growth that continued through the entire year. Rate cuts were the order of the day, as all of the world's major economies cut interest rates to spur growth.
    Bond yields fell on the back of rate cuts, producing some of the best bond market returns in recent history. In addition, inflation remained subdued as global commodity prices declined across the board. In all, the year produced ideal conditions for bond investors.
    European bond markets were the clear winners during the year, as all markets in Europe produced double-digit returns in local currency terms. The UK led the way at 19.55 percent for the year. The Portfolio's overweight position in European markets was a primary driver of performance for 1998.
    The most volatile market was Japan, as the yen strengthened dramatically during the fourth quarter. A local currency return of 0.50 percent translated into 15.85 percent in U.S. dollar terms for 1998. Even so, Japan placed 13th out of 18 markets in the index for the year.
    Long duration was a positive contributor to performance for 1998 as the fall in yields was most dramatic at the long end of the curve worldwide. At the peak early in the fourth quarter, the Portfolio was over 7 years in duration, versus an index of 5.5 years.
U.S. Commentary: Nineteen ninety-eight was a challenging year for fixed income investors, and especially for corporate bond and mortgage investors. At the beginning of the year, yields in the U.S. Treasury market were attractive and there was a high degree of comfort in the corporate and mortgage sector. As global events began to unfold, investor sentiment swung heavily toward the safety of the U.S. Treasury market. Interest rates plunged lower as liquidity in corporate bonds and mortgage-backed securities disappeared. In the latter part of the year, the Federal Reserve cut key short-term interest rates aggressively, stocks rebounded to pre-crash highs, fears of a global meltdown subsided and investors began a slow return to the corporate bond market.
    After the dust settled, the yield on the 30-year U.S. Treasury Bond decreased 83 basis points to 5.09 percent. In the fourth quarter, 4.69 percent, the lowest yield ever recorded on a 30-year U.S. Treasury Bond was reached. Yields on intermediate maturity notes moved anywhere from 110 to 116 basis points lower over the course of the year.
    The Portfolio's emphasis on corporate bonds and mortgage-backed securities was in the higher quality, more liquid issues, which insulated it from pain felt by many investors in these sectors. Entering 1999, corporate bond and mortgage-backed spreads are at the most attractive levels since the 1990 recession.
OUTLOOK
Global Outlook: The outlook for global bond markets looks positive, as disinflationary pressures remain strong. Weakness in commodity prices, with oil having fallen 25 percent since late September, will support lower growth in Europe and Latin America. If U.S. growth shows expected signs of slowing over the coming months, bond markets will benefit from the potential for lower interest rates.
    The Portfolio will continue to overweight the European markets based on this slow growth scenario. A market we are watching closely is Japan, where yield spreads have moved dramatically in favor of Japanese bonds. However, the currency remains suspect following a large rally in the fourth quarter of 1998.

    Currency preference remains unchanged, with the euro as the favorite, followed by the U.S. dollar and the yen. Pound sterling will come under pressure as the prospect for rate cuts continues. Here we will maintain hedges out of sterling into the euro to protect value in the Portfolio.
U.S. Outlook: The long-term fundamentals for the U.S. bond market are still positive. Industrialized countries around the world are suffering from slow economic growth and over capacity. With global demand low and the ability to produce high, inflation will likely remain benign. Commodity prices are falling and will likely stay depressed until worldwide economic activity begins to strengthen. Despite the global downturn, the U.S has been an island of prosperity in the global marketplace. Strong domestic growth with low inflation and an accommodative Federal Reserve has kept both stocks and bonds performing well. We anticipate that economic growth will likely slow as global pressures finally reach the U.S. When this happens, interest rates will likely move moderately lower and the Federal Reserve would ease rates modestly to engineer another soft landing.
TEN LARGEST BOND HOLDINGS

                                                                MARKET     % OF BOND
COMPANY                                                          VALUE     PORTFOLIO
------------------------------------------------------------  -----------  ----------
U.S. Treasury Note (U.S. Dollar)--6.000%, 02/15/26..........  $ 3,301,706    11.0%
Sweden (Swedish Krona)--6.500%, 10/25/06....................    1,575,275     5.3%
U.S. Treasury Strip (U.S. Dollar)--4.710%, 05/15/04.........    1,168,034     3.9%
FNGL (U.S. Dollar)--7.000%, 12/01/28........................    1,018,351     3.4%
Glaxo (British Sterling Pound)--8.750%, 12/01/05............    1,002,563     3.3%
International Bank Reconstruction and Development (British
  Sterling Pound)--7.125%, 07/03/07.........................      967,659     3.2%
U.S. Treasury Note (U.S. Dollar)--5.500%, 08/15/28..........      943,313     3.2%
Denmark (Danish Kroner)--7.000%, 12/15/04...................      779,935     2.6%
FNMA (U.S. Dollar)--6.500%, 01/01/29........................      754,695     2.5%
Deutschland Republic (Deutsch Mark)--6.500%, 07/04/27.......      748,675     2.5%
                                                              -----------   -----
                                                              $12,260,206    40.9%
                                                              -----------   -----
                                                              -----------   -----

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN GLOBAL BOND PORTFOLIO, SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX, SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX.

       EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
             RETURN:
       One year                  16.18%
       Since inception
       (October 1, 1997)         12.79%
                                                        Salomon                                  Salomon
                                 Global                Brothers                                 Brothers
                                   Bond   World Government Bond                Non-U.S. World Government
                              Portfolio                   Index        CPI                    Bond Index
       10/1/97                  $10,000                 $10,000    $10,000                       $10,000
       12/31/97                 $10,008                 $10,021    $10,019                        $9,861
       12/31/98                 $11,626                 $11,555    $10,179                       $11,615

      On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government
      Bond Index, the Salomon Brothers Non-U.S. World Government Bond
      Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Global Bond Portfolio (October 1, 1997) through December 31, 1998.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
  Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.
 +The Salomon Brothers Non-U.S. World Government Bond Index's goal is to include all fixed-rate institutionally traded bonds issued by Australia, Italy, Belgium, Japan, Canada, the Netherlands, Denmark, Spain, France, Sweden, Germany and United Kingdom whose minimum maturity is one year and outstanding balance is at least $25 million U.S. dollars.

INDEX 400 MID-CAP PORTFOLIO
PERFORMANCE UPDATE
KEVIN ZWART
PORTFOLIO MANAGER
  [PHOTO]   The Index 400
            Mid-Cap Portfolio
            seeks to provide
investment results generally
corresponding to the
aggregate price and dividend
performance of publicly
traded common stocks that
comprise the Standard &
Poor's 400 MidCap Index (S&P
400).+ It is designed to
provide an economical and
convenient means of
maintaining a diversified
portfolio in this equity
security area as part of an
over-all investment strategy.
PERFORMANCE
The Index 400 Mid-Cap Portfolio posted a total return of 16.68 percent* for the year ended December 31, 1998. This compares to the S&P 400 MidCap Index,** which earned 19.09 percent for the same period.
PERFORMANCE ANALYSIS
Despite a 4 percent gain on the last day of the year, 1998 was a difficult year for mid-cap stocks. While the S&P 400 MidCap Index** was up over 19 percent for the year, technology was responsible for 13.4 percent of the return. Of that
13.4 percent, 7.1 percent was attributed to America Online (AOL), the largest weight in the index. Consumer cyclicals were also very positive, contributing
2.7 percent to the index for the year.
    Massive inflow of investors' dollars continued to propel the large-cap stocks, which demonstrated investors' preferences for positions in larger companies. Mid-cap stocks remained a distant second in 1998, as evidenced by the S&P 400 MidCap Index's** underperformance of the larger S&P 500 Index++ by the largest margin since the inception of the mid-cap index.
OUTLOOK
AOL's increase this year took it to nearly 6 percent of the S&P 400 Index.** Because of AOL's tremendous growth, it was moved to the S&P 500 Index++ at the end of 1998. This will return "control" of the index to the smaller stocks. As money continues to move into equity markets, the question to answer in 1999 is when will investors move to smaller stocks as the place to find the best value? We believe the value currently exists, so time will tell.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
S&P 400 Mid-Cap Depository Receipt..........................   2,100   $   153,169     1.5%
AFLAC, Inc..................................................   3,000       132,000     1.3%
Office Depot, Inc...........................................   2,800       103,425     1.0%
Network Associates..........................................   1,500        99,375     1.0%
McKesson Corporation........................................   1,100        86,969      .8%
Cintas......................................................   1,200        84,525      .8%
Harley-Davidson, Inc........................................   1,700        80,537      .8%
Lexmark International Group.................................     800        80,400      .8%
Cadence Design Systems, Inc.................................   2,500        74,375      .7%
Linear Technology Corporation...............................     800        71,650      .7%
                                                                       -----------     ---
                                                                       $   966,425     9.4%
                                                                       -----------     ---
                                                                       -----------     ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities            2.4%
Capital Goods                 7.9%
Communication Services        2.4%
Consumer Cyclical            15.3%
Basic Materials               5.9%
Financial                    14.7%
Health Care                  10.5%
Consumer Staples              9.4%
Technology                   15.5%
Transportation                1.7%
Utilities                    11.2%
Energy                        3.1%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO, S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

       EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
             RETURN:
       One year                           16.68%
       Since inception
       (October 1, 1997)                  13.17%
                                                      Index 400      S&P 400
                                                        Mid-Cap       MidCap
                                                      Portfolio        Index        CPI
                              10/1/97                   $10,000      $10,000    $10,000
                             12/31/97                   $10,006      $10,083    $10,019
                             12/31/98                   $11,675      $12,008    $10,179

      On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through December 31, 1998.
        *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
        **S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.
        +"Standard & Poor's-Registered Trademark-",
         "S&P-Registered Trademark-", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
        ++The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

MACRO-CAP VALUE PORTFOLIO
PERFORMANCE UPDATE
MICHAEL J. KELLY
J.P. MORGAN INVESTMENT
MANAGEMENT
  [PHOTO]   The Macro-Cap
            Value Portfolio
            seeks to provide
            high total
return. It pursues this
objective by investing in
equity securities that the
sub-adviser believes, through
the use of dividend discount
models, to be undervalued
relative to their long-term
earnings power, creating a
diversified portfolio of
equity securities which
typically will have a
price/earnings ratio and
price to book ratio that
reflects a value orientation.
While Advantus Capital
Management, Inc. acts as
investment advisor for the
Portfolio, J.P. Morgan
Investment Management Inc.
provides investment advice to
the Macro-Cap Value Portfolio
under a subadvisory
agreement.
PERFORMANCE
The Macro-Cap Value Portfolio returned 22.33 percent* for the year ended December 31, 1998. The S&P 500 Index** returned 28.57 percent during this period, while the S&P Value Index+ returned 14.5 percent for the same period. PERFORMANCE ANALYSIS
U.S. stock markets staged an impressive rise during the fourth quarter, driving results for the full year and extending the S&P 500 Index's** streak of 20 percent plus returns to an unprecedented four years. Liquidity flooded financial markets as the Federal Reserve cut interest rates three times in the space of 6 weeks in September, October, and November. As such, early fourth quarter stock market advances were fairly broad based. However, gains that elevated the S&P 500 Index** to a record 1241 became increasingly more narrow as analysts lowered earning expectations and as interest rates stagnated.
    The market ended a very volatile year in a rally driven by size and growth. The largest 50 stocks outperformed the rest of the market, gaining 40 percent versus the 17 percent for the other 450 stocks in the index. The top market-cap quintile (above $18B) was the only market-cap segment within the index to outperform during the year. Moreover, relative performance deteriorated steadily with declining market cap, with the mid- to small-tiers lagging the composite index in excess of 20 percent. So while the S&P 500 Index** closed the year near its all-time high, the average stock in the index finished 19 percent BELOW its 52-week high. Following another well-established trend, growth stocks beat value stocks by a wide margin in 1998: the S&P Growth Index+ was up 42.0 percent, well ahead of 14.5 percent gain in the S&P Value Index.+
    The persistence of these patterns has led to a very narrow market--a challenging environment for active managers, particularly those relying on valuation-driven stock selection techniques. Against this backdrop, and relative to most value managers, the Portfolio delivered very solid results.
    Stock selection in the technology sector proved favorable in 1998. Within the S&P 500 Index,** technology was one of only four sectors to outperform for the year. Prospects for growth appeared better, particularly as the PC industry worked its way through an inventory correction. Evidence that Y2K would be a net boost to tech spending, at least for the first half of 1999, also emboldened investors. Meanwhile, internet stocks scaled new heights amid frenzied trading, and offered a new rational for multiple expansion among some of the larger, more established technology companies including EMC Corp, Sun Microsystems, Compaq Computer, and IBM--all overweight positions in the Portfolio.
    Holdings in the consumer stable sector also boosted performance. Anheuser Busch shares rallied on news of volume and pricing gains; and Philip Morris stock rose with the announcement of a tobacco settlement.
    Energy stocks were among the weaker constituents of the index as well as the Portfolio. Late-breaking potential catalysts, including Exxon's $75B acquisition of Mobil as well as the attack on Iraq, failed to reinvigorate interest in the sector as oil prices remained depressed. Portfolio holdings skewed towards refining (Tosco and Valero Energy) and oil service stocks (Input/Output) detracted from performance as shares of large, integrated oil companies fared better in this environment.
OUTLOOK
For 1999, we expect moderation with respect to earnings, economic growth, and share price appreciation. Positive seasonal trends and monetary conditions should support the market as we enter the new year. However, any one of a host of macro uncertainties has the potential to deflect stocks from extending their recent gains: the impeachment of the president, the impact of the Euro, the year 2000 problem, or further international financial turmoil or international hostilities.

TEN LARGEST STOCK HOLDINGS

                                                                                       % OF
                                                                         MARKET       STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Monsanto Company............................................   7,400   $   351,500     3.3%
BankAmerica Corporation.....................................   5,707       343,133     3.2%
American Home Products Corporation..........................   5,700       320,981     3.0%
Philip Morris Companies, Inc................................   5,900       315,650     3.0%
MCI Worldcom, Inc...........................................   4,385       314,624     3.0%
International Business Machines.............................   1,700       314,075     2.9%
Bristol-Myers Squibb Company................................   2,100       281,006     2.6%
Procter & Gamble Company....................................   3,000       273,938     2.6%
Waste Management, Inc.......................................   5,855       272,989     2.6%
Mobil Corporation...........................................   3,100       270,088     2.5%
                                                                       -----------   -----
                                                                       $ 3,057,984    28.7%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities            3.9%
Capital Goods                 8.5%
Communication Services        5.9%
Basic Materials               7.5%
Consumer Cyclical            14.0%
Consumer Staples             10.4%
Energy                        7.0%
Financial                    12.9%
Health Care                   9.0%
Technology                   16.4%
Transportation                2.3%
Utilities                     2.2%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO, S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         22.33%
Since inception
(October 15, 1997)               15.99%
                              Macro-Cap
                                  Value       S&P 500
                              Portfolio         Index        CPI
10/15/97                        $10,000       $10,000    $10,000
12/31/97                         $9,787       $10,287    $10,019
12/31/98                        $11,973       $13,227    $10,179

    On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Macro-Cap Value Portfolio (October 15, 1997) through December 31, 1998 and on October 1, 1997 through December 31, 1998 for the S&P 500 Index and the Consumer Price Index.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
 +The S&P Value Index and S&P Growth Index are constructed by sorting the S&P 500 Index companies based on their price/book ratios, with the low price/book ratios comprising the value index and high price/book ratios making up the growth index.

MICRO-CAP GROWTH PORTFOLIO
PERFORMANCE UPDATE
WILLIAM JEFFREY, III,
KENNETH F. MCCAIN AND
RICHARD S. COONS
WALL STREET ASSOCIATES

  [PHOTO]

  [PHOTO]

  [PHOTO]
            The Micro-Cap
            Growth Portfolio
            seeks long-term
            capital
            appreciation. It
            pursues this
            objective by
            investing
            primarily in
            equity securities
            of smaller
            companies which
            the sub-adviser
believes are in an early
stage or transitional point
in their development and have
demonstrated or have the
potential for above average
revenue growth. It will
invest primarily in common
stocks and stock equivalents
of micro-cap companies. While
Advantus Capital Management,
Inc. acts as investment
advisor for the Portfolio,
Wall Street Associates
provides investment advice to
the Micro-Cap Growth
Portfolio under a subadvisory
agreement.
PERFORMANCE
The Micro-Cap Growth Portfolio returned 13.44 percent* for the year ended December 31, 1998. The Portfolio's benchmark, the Russell 2000 Growth Index,** returned 1.24 percent for the same period.
PERFORMANCE ANALYSIS
Small-caps faced a difficult market environment through the first nine months of 1998, as investors showed a preference for liquidity. The Portfolio was down
12.9 percent* in the first nine months of the year. All of the Portfolio's gains came in the fourth quarter when small-caps rallied, so our detailed comments primarily address the fourth quarter. The Portfolio gained 29.97 percent* in the fourth quarter versus the Russell 2000 Growth Index** fourth quarter return of
23.65 percent. For the calendar year 1998, the Portfolio significantly outperformed its benchmark.
    Stock performance correlated directly with capitalization tiers in 1998. Concerns about the health of the global economy (particularly Asia) sent investors scurrying for the perceived stability of the larger, more liquid securities.
    The Portfolio is concentrated in the Technology (31 percent), Consumer Cyclical (23 percent) and Health Care (9 percent) sectors of the market. Sector allocation proved beneficial as all of these sectors outperformed the benchmark in the fourth quarter and in calendar year 1998. Stock selection in both the Consumer Cyclical and Technology sectors added substantially to Portfolio performance in 1998, particularly in the fourth quarter. The Portfolio's Technology stocks as a group gained 61 percent,* while the Consumer Cyclical stocks gained 33 percent* during this period. Investments in the Consumer Staples and Communication Services sectors also produced strong returns, though represented a smaller portion of portfolio assets.
OUTLOOK
Our outlook for small-cap stocks is quite optimistic, and we believe that positive market forces are in place for an extension of the recent small-cap rally. Relative valuations remain near historic lows and absolute valuations are attractive. Cash flows into aggressive growth mutual funds have increased and many funds still have excess cash sitting on the sidelines. The healthy cash levels combined with a slow IPO market should, we believe, provide plenty of support for small-cap stocks, as investors seek to capitalize on investments with rapidly growing earnings.
    As we have mentioned in past reports, the catalyst for an extended period of small-cap leadership will likely result from strong relative earnings growth. Large-cap earnings are expected to be flat, at best, while small-caps are still expected to post strong double-digit growth in earnings. Despite the favorable earnings outlook, small-caps are still trading at a 20 percent discount to larger issues, as a result of the liquidity premium given to larger issues during most of 1998. The combination of historically low valuations and a superior earnings outlook should likely fuel investors' desires to own small-cap companies, thus likely continuing the small-cap rally well in to 1999.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Insight Enterprises, Inc....................................   4,550   $   231,481     3.3%
Metromedia Fiber Network....................................   6,300       211,050     3.0%
Metzier Group, Inc..........................................   4,100       199,619     2.9%
RF Micro Devices, Inc.......................................   4,200       194,775     2.8%
Telebanc Financial Corporation..............................   5,200       176,800     2.6%
Pegasus Systems, Inc........................................   4,500       162,000     2.3%
Quiksilver, Inc.............................................   5,100       153,000     2.2%
Golf Trust of America, Inc..................................   5,000       138,750     2.0%
New Era of Networks, Inc....................................   3,100       136,400     2.0%
Viatel, Inc.................................................   5,800       132,675     1.9%
                                                                       -----------   -----
                                                                       $ 1,736,550    25.0%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities           13.7%
Capital Goods                  .4%
Communication Services        8.1%
Consumer Cyclical            22.6%
Consumer Staples              7.7%
Energy                        1.2%
Financial                     4.2%
Health Care                   9.1%
Technology                   31.0%
Transportation                2.0%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO, RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                          13.44%
Since inception
(October 1, 1997)                 -1.23%
                                             Russell
                               Micro-Cap        2000
                                  Growth      Growth
                               Portfolio       Index        CPI
10/1/1997                        $10,000     $10,000    $10,000
12/31/1997                        $8,680      $9,181    $10,019
12/31/1998                        $9,846      $9,295    $10,179

    On the chart above you can see how the Micro-Cap Growth
Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through December 31,
1998.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains stock from the Russell 2000 with a greater than average growth orientation. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

REAL ESTATE SECURITIES PORTFOLIO
PERFORMANCE UPDATE
JOE BETLEJ, CFA
PORFOLIO MANAGER

  [PHOTO]
            The Real Estate
            Securities
            Portfolio seeks
            above-average
income and long-term growth
of capital. The Portfolio
intends to pursue its
objective by investing
primarily in equity
securities of companies in
the real estate industry. The
Portfolio seeks to provide a
yield in excess of the yield
of the Standard & Poor's
Corporation 500 Composite
Stock Price Index (S&P 500
Index).+
PERFORMANCE
The Real Estate Securities Portfolio was added to the Advantus Series Fund on May 1, 1998. The Portfolio's return for the period from May 1 (date of inception) to December 31, 1998 was -14.90 percent.* This compares to the Wilshire Associates Real Estate Securities Index (WARESI)** return of -14.32 for the same period.
PERFORMANCE ANALYSIS
Shifting perspectives in the real estate market highlighted the year for Real Estate Securities. Fears of weakening fundamentals for real estate markets (rents and occupancies) caused by a rapid increase in new construction starts and a slowing economy, as well as negative news surrounding regulatory legislation on a small number of Real Estate Investment Trusts (REITs) caused the market to perceive more risk within the sector. Many holders of real estate securities moved to the sidelines, putting further pressure on equity real estate securities. The market had three messages for companies: 1). we won't let you impair the operating fundamentals by overbuilding; 2). you must generate higher yields to compensate for the inherent risk of this sector; and 3). you must be more selective when employing precious capital in the market because the equity window won't always be open. REITs began dropping out of the acquisition and development game, capitalization rates began to rise for purchases of real estate, and multiples assigned to the sector decreased. Compounding these issues was the collapse of the Commercial Mortgage Backed Securities (CMBS) market and year end tax-loss selling.
    Our opinion, however, is that these forces placed the real estate securities in an overcorrected position when the values of these stocks plummeted during this year. Most companies are trading at less than their underlying asset value, dividend yields spread over intermediate-term Treasuries are at the wide end of their trading range, and multiples for real estate securities have fallen, while multiples for the broader market have expanded. Property level fundamentals still remain solid in most markets, new construction has slowed, and the economy remains in a slow growth mode, which leaves this group as a classical value play--the market is overly discounting the future benefits of these real estate companies. Real estate is now being priced as rationally as it had been for a long time.
    The strongest performing sectors were Apartments, Shopping Center, Regional Mall, and Net Lease. These sectors typically show strength in weakening economic conditions or have long term leases that give these companies a lot of strength through market downturns. The best performing companies within the sector focus more on property level cashflow and less on growth of the portfolio. During the third quarter, we added Homebuilders to the Portfolio and have achieved very strong returns with this group after the market had oversold them. The weakest performing sector was hotels. Overbuilding particularly hit the operating side causing occupancies to slip for this property type. The growth in Revenue Per Available Room (REVPAR) slowed during the year, forcing the market multiple for this group to contract quite substantially. Additionally, the hotel sector's exposure to paired-share REITs, which were the subject of the regulatory reform mentioned above, kept a dark cloud over these companies for a good portion of the year.
    As volatility built up for real estate equity securities during the year, we took a more conservative position within the Portfolio. We became more in line with the property type weights within the index. Our average exposure to an individual company became smaller as we added a few more names to the Portfolio to better diversify the Portfolio. Consistent with our investment process, as we began to see the real estate markets approaching their peak, we began to focus more on dividends (and their quality) within the Portfolio. Relative performance improved as we proceeded through the year, and we feel that we are in good position for 1999.
OUTLOOK
Our outlook for 1999 is positive for real estate stocks, consistent with a "soft landing" economic environment as engineered by the Federal Reserve. This scenario suggests modest, consistent growth and relatively stable interest rates. We see modest growth for the group in 1999 with minimal downside risk. The capital markets discipline has substantially slowed down new development, lowering the risk of overbuilding. Given these factors, property level cashflows, balance sheets and dividend coverage appear healthy and should likely remain so throughout the year for many of the companies we own. REIT earnings estimates have been stripped of any incremental acquisitions or developments that cannot be supported by the current balance sheet. We see this trimming as setting the stage for some upside earnings announcements, and perhaps calling a bottom of the current market cycle. Company management should have learned some tough lessons during 1998 and will need to establish better credibility by employing capital more judiciously and proving the sector as it truly is--a consistent, modest growth business with a strong dividend and the ability to selectively add value along the way. We continue to recommend Real Estate Securities Portfolio as a strong addition to a well-diversified investment portfolio.

TEN LARGEST STOCK HOLDINGS

                                                                             MARKET       % OF STOCK
COMPANY                                                        SHARES        VALUE         PORTFOLIO
------------------------------------------------------------  ---------   ------------   -------------
Avalon Bay Communities, Inc.................................     5,200    $    178,100            3.5%
Arden Realty Group, Inc.....................................     7,600         176,225            3.5%
Catellus Development Corporation............................    12,300         176,044            3.4%
Camden Property Trust.......................................     6,500         169,000            3.3%
New Plan Excel Realty Trust.................................     7,500         166,406            3.3%
Macerich Company............................................     5,900         151,188            3.0%
Highwoods Properties, Inc...................................     5,800         149,350            2.9%
Gables Residential Trust....................................     6,400         148,400            2.9%
Simon Property Group, Inc...................................     5,100         145,350            2.8%
Apartment Investment and Management Company.................     3,800         141,312            2.8%
                                                                          ------------   -------------
                                                                          $  1,601,375           31.4%
                                                                          ------------   -------------
                                                                          ------------   -------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities            4.2%
Consumer Cyclical            10.9%
Financial                    84.9%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     TOTAL RETURN (NOT
        ANNUALIZED)
FROM MAY 1, 1998
(INCEPTION DATE)
TO DECEMBER 31, 1998:               -14.90%
Real Estate Securities
                                Real Estate   Wilshire Associates
                                 Securities           Real Estate
                                  Portfolio      Securities Index        CPI
5/1/98                              $10,000               $10,000    $10,000
12/31/98                             $8,510                $8,568    $10,098

    On the chart above you can see how the Real Estate Securities
Portfolio's total return compared to the Wilshire Associates Real
Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 1998.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).
 +The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock Portfolio, Small Company Value, Index 400 Mid-Cap, Global Bond, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 1998 and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Index 400 Mid-Cap, Global Bond, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 1998 and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 12, 1999

GROWTH PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
COMMON STOCK (98.1%)
  CAPITAL GOODS (10.6%)
    Electrical Equipment (6.0%)
    276,400   General Electric Company.........................    $   28,210,075
                                                                 ----------------
    Manufacturing (3.0%)
    187,742   Tyco International, Ltd..........................        14,162,787
                                                                 ----------------
    Office Equipment (.5%)
     22,800   Lexmark International Group, Inc. (b)............         2,291,400
                                                                 ----------------
    Waste Management (1.1%)
    109,200   Waste Management, Inc............................         5,091,450
                                                                 ----------------
  COMMUNICATION SERVICES (2.3%)
    Telecommunication (2.3%)
    153,158   MCI Worldcom, Inc. (b)...........................        10,989,086
                                                                 ----------------
  CONSUMER CYCLICAL (19.9%)
    Auto (1.7%)
    146,500   Danaher Corporation..............................         7,956,781
                                                                 ----------------
    Building Materials (1.5%)
    242,400   Masco Corporation................................         6,969,000
                                                                 ----------------
    Houseware (1.5%)
    309,700   Leggett & Platt, Inc.............................         6,813,400
                                                                 ----------------
    Retail (7.4%)
    535,500   Family Dollar Stores.............................        11,781,000
    127,600   Home Depot, Inc..................................         7,807,525
    134,700   Tandy Corporation................................         5,547,956
    114,200   Wal-Mart Stores..................................         9,300,162
                                                                 ----------------
                                                                       34,436,643
                                                                 ----------------
    Service (7.8%)
    236,700   Cendant Corporation (b)..........................         4,512,094
    102,700   Equifax, Inc.....................................         3,511,056
     57,500   Equity Corporation (b)...........................         1,527,344
    197,900   Omnicom Group....................................        11,478,200
    136,500   Quintiles Transnational (b)......................         7,285,687
    221,500   Service Corporation International................         8,430,844
                                                                 ----------------
                                                                       36,745,225
                                                                 ----------------
  CONSUMER STAPLES (16.6%)
    Beverage (1.9%)
    136,200   Coca-Cola Company................................         9,108,375
                                                                 ----------------
    Entertainment (2.6%)
    252,000   Carnival Corporation.............................        12,096,000
                                                                 ----------------
    Food & Health (.8%)
     79,200   U.S. Foodservice (b).............................         3,880,800
                                                                 ----------------
    Household Products (4.0%)
     39,100   Clorox Company...................................         4,567,369
    268,800   Dial.............................................         7,761,600
     68,900   Procter & Gamble Company.........................         6,291,431
                                                                 ----------------
                                                                       18,620,400
                                                                 ----------------

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  CONSUMER STAPLES--CONTINUED
    Retail (3.6%)
     81,900   CVS Corporation..................................    $    4,504,500
    204,500   Safeway, Inc. (b)................................        12,461,719
                                                                 ----------------
                                                                       16,966,219
                                                                 ----------------
    Service (1.4%)
     81,000   Automatic Data Processing, Inc...................         6,495,187
                                                                 ----------------
    Tobacco (2.3%)
    202,400   Philip Morris Companies, Inc.....................        10,828,400
                                                                 ----------------
  FINANCIAL (5.8%)
    Commercial Finance (1.2%)
    105,400   Finova Finance Trust.............................         5,685,012
                                                                 ----------------
    Finance--Diversified (1.6%)
    116,000   Federal Home Loan Mortgage Corporation...........         7,474,750
                                                                 ----------------
    Insurance (3.0%)
     14,600   American International Group.....................         1,410,725
     59,700   Hartford Life....................................         3,477,525
     77,000   Nationwide Financial Services....................         3,979,937
     62,150   Sunamerica, Inc..................................         5,041,919
                                                                 ----------------
                                                                       13,910,106
                                                                 ----------------
  HEALTH CARE (19.6%)
    Drugs (10.6%)
     72,600   American Home Products Corporation...............         4,088,287
     82,900   Bristol-Myers Squibb Company.....................        11,093,056
     63,850   Cardinal Health, Inc.............................         4,844,619
     51,000   Eli Lilly & Company..............................         4,532,625
     66,100   Merck & Co., Inc.................................         9,762,144
     80,600   Pfizer, Inc......................................        10,110,263
     93,800   Schering Plough Corporation......................         5,182,450
                                                                 ----------------
                                                                       49,613,444
                                                                 ----------------
    Health Care--Diversified (3.5%)
     94,600   Abbott Laboratories..............................         4,635,400
     84,000   Johnson & Johnson................................         7,045,500
     60,500   Warner-Lambert Company...........................         4,548,844
                                                                 ----------------
                                                                       16,229,744
                                                                 ----------------
    Hospital Management (1.6%)
    346,300   Health Management Associates, Inc. (b)...........         7,488,738
                                                                 ----------------
    Medical Products/Supplies (3.9%)
     99,600   Guidant Corporation..............................        10,980,900
    271,700   Sybron International Corporation (b).............         7,386,844
                                                                 ----------------
                                                                       18,367,744
                                                                 ----------------
  TECHNOLOGY (22.2%)
     96,900   BMC Software, Inc. (b)...........................         4,318,106
    180,500   Cadence Design Systems, Inc. (b).................         5,369,875
    149,350   Cisco Systems, Inc. (b)..........................        13,861,547
     80,100   Compaq Computer Corporation......................         3,359,194
     92,900   Dell Computer Corporation (b)....................         6,799,119

              See accompanying notes to investments in securities.

GROWTH PORTFOLIO

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  TECHNOLOGY --CONTINUED
     89,000   EMC Corporation..................................    $    7,565,000
    189,100   Galileo International, Inc.......................         8,225,850
    140,400   Intel............................................        16,646,175
    107,200   Lucent Technologies, Inc.........................        11,792,000
    146,400   Microsoft Corporation (b)........................        20,303,850
    111,300   Paychex, Inc.....................................         5,724,994
                                                                 ----------------
                                                                      103,965,710
                                                                 ----------------
                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  UTILITIES (1.1%)
    Electric Companies (1.1%)
    109,900   AES Corporation (b)..............................    $    5,206,513
                                                                 ----------------
Total common stock
(cost: $319,151,143)...........................................       459,602,989
                                                                 ----------------

 PRINCIPAL
-----------
SHORT-TERM SECURITIES (4.0%)
$15,217,873  Temporary Investment Fund--Temp Fund Portfolio,
               current rate 4.990%.............................    15,217,873
  3,600,000  U.S. Treasury Bill..............   4.390% 03/11/99     3,571,423
                                                                 ------------
             Total short-term securities (cost: $18,787,890)...    18,789,296
                                                                 ------------
             Total investments in securities (cost:
               $337,939,033) (c)...............................  $478,392,285
                                                                 ------------
                                                                 ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1998 the cost of securities for federal income tax purposes was $339,362,977. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $141,390,525
Gross unrealized depreciation..........    (2,361,217)
                                         ------------
Net unrealized appreciation............  $139,029,308
                                         ------------
                                         ------------

BOND PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                                           MARKET
 PRINCIPAL                                                                                VALUE(a)
-----------                                                                           ----------------
LONG-TERM DEBT SECURITIES (91.8%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (42.4%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.2%)
$   349,630   .................................................    6.500%   12/01/23    $      350,081
                                                                                      ----------------
    Federal National Mortgage Association (FNMA) (10.9%)
  7,500,000   .................................................    5.875%   02/02/06         7,779,495
  4,000,000   .................................................    6.000%   05/15/08         4,220,688
    999,683   .................................................    6.000%   09/01/28           986,777
  5,000,000   .................................................    6.140%   03/24/03         5,043,945
    496,711   .................................................    6.500%   10/15/28           499,821
    880,716   .................................................    7.000%   09/01/17           895,054
                                                                                      ----------------
                                                                                            19,425,780
                                                                                      ----------------
    Government National Mortgage Association (GNMA) (5.6%)
  1,381,678   .................................................    6.000%   07/15/28         1,369,602
  4,934,966   .................................................    6.500%   09/15/28         4,984,365
    805,561   .................................................    6.500%   09/15/28           813,624
    663,161   .................................................    7.000%   11/15/23           678,858
    405,241   .................................................    7.000%   10/15/25           414,760
    652,454   .................................................    7.000%   03/15/26           667,885
    464,567   .................................................    7.000%   05/15/26           475,554
    310,106   .................................................    8.000%   09/15/24           322,082
    151,075   .................................................    8.500%   10/15/22           161,147
    189,434   .................................................    8.500%   12/15/22           202,064
                                                                                      ----------------
                                                                                            10,089,941
                                                                                      ----------------
    U.S. Treasury (23.3%)
  9,850,000   U.S. Treasury Strip (d)..........................    4.975%   05/15/06         6,941,778
  6,200,000   U.S. Treasury Bond...............................    5.500%   02/29/00         6,258,125
  4,850,000   U.S. Treasury Bond...............................    5.500%   08/15/28         5,083,406
 17,300,000   U.S. Treasury Bond...............................    6.000%   02/15/26        18,878,625
  4,325,000   U.S. Treasury Bond...............................    6.375%   09/30/01         4,512,869
                                                                                      ----------------
                                                                                            41,674,803
                                                                                      ----------------
    Other U.S. Government Obligations (2.4%)
  4,250,000   Tennessee Valley Authority.......................    5.375%   11/13/08         4,266,108
                                                                                      ----------------
              Total U.S. government and agencies obligations (cost: $74,896,180)....        75,806,713
                                                                                      ----------------
  OTHER GOVERNMENT OBLIGATIONS (2.8%)
  4,700,000   Quebec Province (b)..............................    7.000%   01/30/07         5,082,251
                                                                                      ----------------
              Total other government obligations (cost: $5,050,100).................         5,082,251
                                                                                      ----------------
  CORPORATE OBLIGATIONS (46.6%)
    BASIC MATERIALS (6.4%)
      Chemicals (4.1%)
  4,000,000   BF Goodrich Company..............................    9.625%   07/01/01         4,356,892
  2,784,244   Ciba Geigy Corporation 144A Issue (c)............    7.240%   01/02/16         3,039,949
                                                                                      ----------------
                                                                                             7,396,841
                                                                                      ----------------
      Paper and Forest (2.3%)
  4,150,000   International Paper Company......................    6.875%   07/10/00         4,207,370
                                                                                      ----------------
    CAPITAL GOODS (2.9%)
      Aerospace/Defense (2.9%)
  5,000,000   Raytheon Company.................................    6.450%   08/15/02         5,145,165
                                                                                      ----------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO

                                                                                           MARKET
 PRINCIPAL                                                                                VALUE(a)
-----------                                                                           ----------------
  CORPORATE OBLIGATIONS--CONTINUED
    COMMUNICATION SERVICES (2.8%)
      Telephone (2.8%)
$ 5,000,000   Cable and Wireless Communications (b)............    6.625%   03/06/05    $    5,047,690
                                                                                      ----------------
    CONSUMER STAPLES (5.4%)
      Entertainment (3.1%)
  5,415,000   Time Warner, Inc. 144A Issue (c).................    6.100%   12/30/01         5,467,688
                                                                                      ----------------
      Household Products (2.3%)
  3,850,000   Premark International, Inc.......................   10.500%   09/15/00         4,154,677
                                                                                      ----------------
    FINANCIAL (26.0%)
      Asset-Backed Securities (.8%)
  1,350,000   National Collegiate..............................    7.240%   09/20/14         1,381,536
                                                                                      ----------------
      Auto Finance (3.1%)
  5,500,000   Toyota Motor Credit..............................    5.625%   11/13/03         5,526,548
                                                                                      ----------------
      Banks (4.9%)
  5,500,000   PNC Bank Corporation.............................    6.728%   01/25/07         5,804,986
  3,400,000   St. George Bank Capital Note 144A Issue (b)(c)...    8.485%   12/31/49         3,043,000
                                                                                      ----------------
                                                                                             8,847,986
                                                                                      ----------------
      Collateralized Mortgage Obligations/Mortgage Revenue
        Bonds (2.5%)
    945,000   California Housing Finance Agency................    8.160%   02/01/28           992,250
  1,200,000   CSFB Finance Company 144A Issue (c)..............    7.092%   11/15/05         1,128,000
  1,574,172   Prudential Home Mortgage Securities..............    6.050%   04/25/24         1,557,910
    798,000   Wyoming Community Development....................    6.850%   06/01/10           795,442
                                                                                      ----------------
                                                                                             4,473,602
                                                                                      ----------------
      Commercial Finance (2.9%)
  5,000,000   General Electric Capital Corporation.............    6.290%   12/15/07         5,113,900
                                                                                      ----------------
      Consumer Finance (2.8%)
  5,000,000   Associates Corporation of North America..........    5.750%   11/01/03         5,035,715
                                                                                      ----------------
      Finance--Diversified (.8%)
  3,500,000   Guangdong Enterprises 144A Issue (b)(c)..........    8.875%   05/22/07         1,400,000
                                                                                      ----------------
      Investment Bankers/Brokers (3.0%)
  5,000,000   Morgan Stanley Dean Witter.......................    6.875%   03/01/07         5,307,800
                                                                                      ----------------
      Real Estate Investment Trust (3.1%)
  4,800,000   Bradley Operating LP.............................    7.000%   11/15/04         4,569,696
  1,000,000   Security Capital Pacific Trust...................    7.500%   02/15/14           948,110
                                                                                      ----------------
                                                                                             5,517,806
                                                                                      ----------------
      Savings and Loans (2.1%)
  3,500,000   Bank United Corporation..........................    8.875%   05/01/07         3,693,620
                                                                                      ----------------
    UTILITIES (3.1%)
      Natural Gas (3.1%)
  5,000,000   Enron Corporation................................    9.125%   04/01/03         5,527,155
                                                                                      ----------------
              Total corporate obligations (cost: $85,170,543).......................        83,245,099
                                                                                      ----------------
              Total long-term debt securities (cost: $165,116,823)..................       164,134,063
                                                                                      ----------------

  SHARES
-----------
PREFERRED STOCK (5.5%)
  FINANCIAL (5.5%)
    Real Estate Investment Trust (5.5%)
     70,000  Duke Realty Investments, Inc. 7.99%....................................     3,539,375
     35,000  Nationwide Health Properties, Inc. 7.68%...............................     3,412,500
     60,000  Prologis Trust 8.54%...................................................     2,970,000
                                                                                      ------------
             Total preferred stock (cost: $9,955,725)...............................     9,921,875
                                                                                      ------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO

                                                                                           MARKET
 PRINCIPAL                                                                                VALUE(a)
-----------                                                                           ----------------
SHORT-TERM SECURITIES (.8%)
$ 1,389,345   Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate
                4.990%..............................................................    $    1,389,345
                                                                                      ----------------
              Total short-term securities (cost: $1,389,345)........................         1,389,345
                                                                                      ----------------
              Total investments in securities (cost: $176,461,893) (e)..............    $  175,445,283
                                                                                      ----------------
                                                                                      ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 8.2% of net assets in foreign securities at December 31, 1998.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1998, which includes acquisition date and cost, is as follows:

                                            ACQUISITION
SECURITY                                       DATE         COST
------------------------------------------  -----------  -----------
CSFB Financial Company 144A Issue.........    5/15/96    $ 1,167,750
Ciba Geigy Corporation 144A Issue.........   12/24/96      2,784,244
Guangdong Enterprises 144A Issue..........    various      3,612,630
St. George Bank 144A Issue................    6/12/97      3,400,000
Time Warner, Inc. 144A Issue..............    various      5,459,263
                                                         -----------
                                                         $16,423,887
                                                         -----------
                                                         -----------

(d) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.

(e) At December 31, 1998 the cost of securities for federal income tax purposes was $176,813,293. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........................  $ 2,012,436
Gross unrealized depreciation..........................   (3,380,446)
                                                         -----------
Net unrealized depreciation............................  $(1,368,010)
                                                         -----------
                                                         -----------

MONEY MARKET PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
----------                                                                        ----------------
COMMERCIAL PAPER (89.6%)
  BASIC MATERIALS (12.6%)
    Agriculture Products (7.6%)
$3,000,000   Archer-Daniels Midland Company...................   5.481% 01/13/99    $    2,994,604
 6,600,000   Cargill, Inc.....................................   5.152% 03/05/99         6,541,824
                                                                                  ----------------
                                                                                         9,536,428
                                                                                  ----------------
    Chemicals (5.0%)
 5,340,000   E.I. DuPont De Nemours & Company.................   4.903% 02/25/99         5,300,835
 1,000,000   E.I. DuPont De Nemours & Company.................   4.850% 05/07/99           983,533
                                                                                  ----------------
                                                                                         6,284,368
                                                                                  ----------------
  CAPITAL GOODS (4.9%)
    Electrical Equipment (2.6%)
 3,300,000   Emerson Electric Company.........................   5.171% 02/12/99         3,280,481
                                                                                  ----------------
    Manufacturing (2.3%)
 3,000,000   Johnson Controls.................................   4.797% 05/04/99         2,952,280
                                                                                  ----------------
  COMMUNICATION SERVICES (8.1%)
    Telephone (8.1%)
 3,640,000   Bellsouth Telecommunications.....................   5.192% 02/23/99         3,612,766
 6,600,000   GTE Funding......................................   5.253% 02/01/99         6,570,687
                                                                                  ----------------
                                                                                        10,183,453
                                                                                  ----------------
  CONSUMER CYCLICAL (7.1%)
    Publishing (7.1%)
 4,025,000   Gannett Company (c)..............................   5.157% 01/15/99         4,017,054
 2,500,000   McGraw-Hill Companies, Inc.......................   5.181% 03/22/99         2,471,930
 2,000,000   McGraw-Hill Companies, Inc.......................   5.157% 03/24/99         1,977,096
   500,000   McGraw-Hill Companies, Inc.......................   5.145% 03/31/99           493,805
                                                                                  ----------------
                                                                                         8,959,885
                                                                                  ----------------
  CONSUMER STAPLES (15.1%)
    Beverage (10.4%)
 1,030,000   Coca-Cola Company................................   5.012% 01/29/99         1,026,055
 5,570,000   Coca-Cola Company................................   5.204% 02/05/99         5,542,342
 6,600,000   Pepsico, Inc.....................................   5.202% 01/19/99         6,583,113
                                                                                  ----------------
                                                                                        13,151,510
                                                                                  ----------------
    Food (4.7%)
 2,000,000   General Mills, Inc...............................   5.271% 01/08/99         1,997,980
 3,930,000   HJ Heinz Company.................................   5.237% 02/18/99         3,903,118
                                                                                  ----------------
                                                                                         5,901,098
                                                                                  ----------------
  ENERGY (4.1%)
    Oil & Gas (4.1%)
   500,000   Atlantic Richfield Company (c)...................   5.224% 03/03/99           495,672
 3,270,000   Atlantic Richfield Company (c)...................   4.733% 04/23/99         3,223,191
 1,440,000   Atlantic Richfield Company (c)...................   4.850% 05/07/99         1,416,288
                                                                                  ----------------
                                                                                         5,135,151
                                                                                  ----------------
  FINANCIAL (13.4%)
    Auto Finance (3.0%)
 1,330,000   Ford Motor Credit................................   5.647% 01/07/99         1,328,767
 2,540,000   Ford Motor Credit................................   5.210% 02/05/99         2,527,373
                                                                                  ----------------
                                                                                         3,856,140
                                                                                  ----------------

              See accompanying notes to investments in securities.

MONEY MARKET PORTFOLIO

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
----------                                                                        ----------------
  FINANCIAL--CONTINUED
    Banks (1.6%)
$2,000,000   Norwest Financial................................   4.666% 04/09/99    $    1,975,253
                                                                                  ----------------
    Consumer Finance (7.2%)
 1,635,000   Associates Corporation of North America..........   5.162% 02/12/99         1,625,346
 2,000,000   Associates Corporation of North America..........   5.228% 02/18/99         1,986,343
 1,190,000   Ciesco LP........................................   5.270% 01/14/99         1,187,771
 4,375,000   Xerox Credit Corporation.........................   4.967% 06/04/99         4,285,201
                                                                                  ----------------
                                                                                         9,084,661
                                                                                  ----------------
    Finance--Diversified (1.6%)
 2,075,000   American General Corporation.....................   4.472% 07/23/99         2,024,530
                                                                                  ----------------
  HEALTH CARE (12.0%)
    Drugs (6.8%)
 6,600,000   Schering Corporation.............................   5.161% 02/02/99         6,570,273
 2,015,000   Schering Corporation.............................   4.756% 03/09/99         1,997,560
                                                                                  ----------------
                                                                                         8,567,833
                                                                                  ----------------
    Health Care--Diversified (5.2%)
 6,600,000   Abbott Laboratories..............................   5.109% 01/04/99         6,597,230
                                                                                  ----------------
  TECHNOLOGY (1.3%)
    Technology (1.3%)
 1,680,000   Motorola, Inc....................................   5.088% 02/25/99         1,667,218
                                                                                  ----------------
  UTILITIES (11.0%)
    Electric Companies (3.6%)
 2,010,000   Carolina Power & Light Company...................   5.307% 01/25/99         2,003,011
 2,000,000   Carolina Power & Light Company...................   5.499% 01/27/99         1,992,196
   500,000   Carolina Power & Light Company...................   5.346% 02/11/99           497,015
                                                                                  ----------------
                                                                                         4,492,222
                                                                                  ----------------
    Natural Gas (7.4%)
 5,340,000   Consolidated Natural Gas.........................   5.233% 02/01/99         5,316,372
 4,030,000   Laclede Gas Company..............................   5.292% 01/14/99         4,022,419
                                                                                  ----------------
                                                                                         9,338,791
                                                                                  ----------------
             Total commercial paper (cost: $112,988,532)........................       112,988,532
                                                                                  ----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (5.4%)
 2,500,000   Federal Home Loan Bank...........................   5.000% 10/28/99     2,500,000
 4,400,000   Federal Home Loan Mortgage Corporation...........   4.690% 04/26/99     4,335,925
                                                                                  ------------
             Total U.S. government agency obligations (cost: $6,835,925)........     6,835,925
                                                                                  ------------

SHORT-TERM SECURITIES (4.4%)
 5,567,110   Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate
               4.990%..........................................................     5,567,110
                                                                                 ------------
             Total short-term securities (cost: $5,567,110)....................     5,567,110
                                                                                 ------------
             Total investments in securities (cost: $125,391,567) (b)..........  $125,391,567
                                                                                 ------------
                                                                                 ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at December 31, 1998.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.

ASSET ALLOCATION PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
COMMON STOCK (70.1%)
  CAPITAL GOODS (7.0%)
    Electrical Equipment (3.8%)
    238,552   General Electric Company.........................    $   24,347,213
                                                                 ----------------
    Manufacturing (2.1%)
    177,598   Tyco International, Ltd..........................        13,397,549
                                                                 ----------------
    Office Equipment (.3%)
     21,900   Lexmark International Group, Inc. (b)............         2,200,950
                                                                 ----------------
    Waste Management (.8%)
    106,175   Waste Management, Inc............................         4,950,409
                                                                 ----------------
  COMMUNICATION SERVICES (1.6%)
    Telecommunication (1.6%)
    139,770   MCI Worldcom, Inc. (b)...........................        10,028,497
                                                                 ----------------
  CONSUMER CYCLICAL (14.2%)
    Auto (1.2%)
    140,600   Danaher Corporation..............................         7,636,337
                                                                 ----------------
    Building Materials (1.2%)
     27,200   D.R. Horton, Inc.................................           625,600
      9,400   Kaufman & Broad Home Corporation.................           270,250
    229,300   Masco Corporation................................         6,592,375
     35,700   Standard Pacific Corporation.....................           504,262
                                                                 ----------------
                                                                        7,992,487
                                                                 ----------------
    Houseware (.9%)
    270,200   Leggett & Platt, Inc.............................         5,944,400
                                                                 ----------------
    Lodging--Hotel (.3%)
     50,100   Host Marriott Corporation........................           692,006
     32,800   Meristar Hospitality Corporation.................           608,850
     26,200   Starwood Lodging Trust...........................           594,412
                                                                 ----------------
                                                                        1,895,268
                                                                 ----------------
    Retail (4.8%)
    527,300   Family Dollar Stores.............................        11,600,600
    111,700   Home Depot, Inc..................................         6,834,644
    133,800   Tandy Corporation................................         5,510,887
     78,300   Wal-Mart Stores..................................         6,376,556
                                                                 ----------------
                                                                       30,322,687
                                                                 ----------------
    Service (5.8%)
    229,800   Cendant Corporation (b)..........................         4,380,562
     97,300   Equifax, Inc.....................................         3,326,444
     39,600   Equity Corporation (b)...........................         1,051,875
     34,700   Fairfield Communities, Inc. (b)..................           383,869
    211,808   Omnicom Group....................................        12,284,864
    129,100   Quintiles Transnational (b)......................         6,890,712
    221,400   Service Corporation International................         8,427,037
                                                                 ----------------
                                                                       36,745,363
                                                                 ----------------
  CONSUMER STAPLES (9.0%)
    Beverage (1.2%)
    112,800   Coca-Cola Company................................         7,543,500
                                                                 ----------------
    Entertainment (1.8%)
    244,600   Carnival Corporation.............................        11,740,800
                                                                 ----------------

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  CONSUMER STAPLES--CONTINUED
    Household Products (2.0%)
    248,900   Dial.............................................    $    7,186,987
     61,110   Procter & Gamble Company.........................         5,580,107
                                                                 ----------------
                                                                       12,767,094
                                                                 ----------------
    Retail (1.9%)
      8,500   CVS Corporation..................................           467,500
    186,984   Safeway, Inc. (b)................................        11,394,337
                                                                 ----------------
                                                                       11,861,837
                                                                 ----------------
    Service (.9%)
     74,200   Automatic Data Processing, Inc...................         5,949,912
                                                                 ----------------
    Tobacco (1.2%)
    146,600   Philip Morris Companies, Inc.....................         7,843,100
                                                                 ----------------
  FINANCIAL (8.5%)
    Commercial Finance (.8%)
     99,900   Finova Finance Trust.............................         5,388,356
                                                                 ----------------
    Finance--Diversified (1.4%)
     20,900   Asset Investors Corporation......................           261,250
     11,900   Crescent Real Estate Equipment Company...........           273,700
    115,700   Federal Home Loan Mortgage Corporation...........         7,455,419
     25,200   Simon Property Group, Inc........................           718,200
                                                                 ----------------
                                                                        8,708,569
                                                                 ----------------
    Insurance (2.4%)
     15,263   American International Group.....................         1,474,787
     59,500   Hartford Life....................................         3,465,875
     84,500   Nationwide Financial Services, Inc...............         4,367,594
     75,650   Sunamerica, Inc..................................         6,137,106
                                                                 ----------------
                                                                       15,445,362
                                                                 ----------------
    Investment Bankers/Brokers ( -- )
      2,088   Reckson Service Industries.......................             8,613
                                                                 ----------------
    Real Estate (.2%)
     72,400   Catellus Development Corporation (b).............         1,036,225
                                                                 ----------------
    Real Estate Investment Trust (3.7%)
     25,800   Apartment Investment & Management Company........           959,437
     26,400   Archstone Communities Trust......................           534,600
     35,800   Arden Realty Group, Inc..........................           830,112
     32,800   Avalon Bay Communities, Inc......................         1,123,400
      9,300   Cabot Industrial Trust...........................           190,069
     42,400   Camden Property Trust............................         1,102,400
     33,100   Carramerica Realty Corporation...................           794,400
     57,000   Commercial Net Lease Realty......................           755,250
     53,000   Corporate Office Properties......................           377,625
      5,010   Crestline Capital Corporation (b)................            73,271
     15,700   Eastgroup Properties.............................           289,469
     19,200   Equity Office Properties Trust...................           460,800
     15,800   Equity Residential Property Trust................           638,913
     17,800   Essex Property Trust.............................           529,550
     25,400   Felcor Lodging Trust, Inc........................           585,788

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  FINANCIAL--CONTINUED
     28,600   First Industrial Realty Trust....................    $      766,838
     10,200   Franchise Finance Corporation of America.........           244,800
      9,200   Gables Residential Trust.........................           213,325
     37,100   Glenborough Realty Trust, Inc....................           755,913
     16,820   Golf Trust of America, Inc.......................           466,755
     22,500   Highwoods Properties, Inc........................           579,375
     12,700   HRPT Properties Trust............................           178,594
     27,200   Innkeepers USA Trust.............................           321,300
     33,900   Kilroy Realty....................................           779,700
     17,900   Lennar Corporation...............................           451,975
     13,900   LNR Property Corporation.........................           277,131
     24,700   Macerich Company.................................           632,938
     18,100   Mack-Cali Realty.................................           558,838
     38,880   New Plan Excel Realty Trust......................           862,650
     28,300   Pacific Gulf Properties, Inc.....................           567,769
     37,800   Pan Pacific Retail Properties....................           753,638
     38,600   Philips International Realty.....................           593,475
      4,200   Post Properties, Inc.............................           161,438
     16,200   Prentiss Properties Trust........................           361,463
     11,900   Prologis Trust...................................           246,925
     12,300   Public Storage, Inc..............................           332,869
     38,700   Regency Realty Corporation.......................           861,075
     37,400   Storage Trust Realty.............................           874,225
     17,200   Summit Properties, Inc...........................           296,700
     56,300   Sunstone Hotel Investors.........................           531,331
     13,100   Tower Realty Trust...............................           263,638
     15,200   Trinet Corporation...............................           406,600
     15,400   Urban Shopping Centers, Inc......................           504,350
      9,900   Vornado Realty Trust.............................           334,125
                                                                 ----------------
                                                                       23,424,837
                                                                 ----------------
  HEALTH CARE (13.7%)
    Drugs (7.3%)
     61,200   American Home Products Corporation...............         3,446,325
     80,400   Bristol-Myers Squibb Company.....................        10,758,525
     60,900   Cardinal Health, Inc.............................         4,620,788
     49,500   Eli Lilly & Company..............................         4,399,313
     59,400   Merck & Co., Inc.................................         8,772,638
     78,200   Pfizer, Inc......................................         9,809,213
     91,100   Schering Plough Corporation......................         5,033,275
                                                                 ----------------
                                                                       46,840,077
                                                                 ----------------
    Health Care--Diversified (2.5%)
     91,800   Abbott Laboratories..............................         4,498,200
     81,500   Johnson & Johnson................................         6,835,813
                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  HEALTH CARE--CONTINUED
     58,700   Warner-Lambert Company...........................    $    4,413,506
                                                                 ----------------
                                                                       15,747,519
                                                                 ----------------
    Hospital Management (1.0%)
    285,800   Health Management Associates, Inc. (b)...........         6,180,425
                                                                 ----------------
    Medical Products/Supplies (2.9%)
     96,600   Guidant Corporation..............................        10,650,150
    281,900   Sybron International Corporation (b).............         7,664,156
                                                                 ----------------
                                                                       18,314,306
                                                                 ----------------
  TECHNOLOGY (15.3%)
     92,500   BMC Software, Inc. (b)...........................         4,122,031
    191,300   Cadence Design Systems, Inc. (b).................         5,691,175
    146,475   Cisco Systems, Inc. (b)..........................        13,594,711
     75,600   Compaq Computer Corporation......................         3,170,475
     80,200   Dell Computer Corporation (b)....................         5,869,638
     96,700   EMC Corporation (b)..............................         8,219,500
    165,700   Galileo International, Inc.......................         7,207,950
    122,900   Intel............................................        14,571,331
     95,400   Lucent Technologies, Inc.........................        10,494,000
    133,600   Microsoft Corporation (b)........................        18,528,650
    119,175   Paychex, Inc.....................................         6,130,064
                                                                 ----------------
                                                                       97,599,525
                                                                 ----------------
  UTILITIES (.8%)
    Electric Companies (0.8%)
    109,300   AES Corporation (b)..............................         5,178,088
                                                                 ----------------
Total common stock
(cost: $291,850,694)...........................................       447,039,305
                                                                 ----------------

PREFERRED STOCK (1.8%)
  FINANCIAL (1.8%)
    Real Estate Investment Trust (1.8%)
    102,000   Duke Realty Investments, Inc.-- 7.99%............         5,157,375
     39,000   Nationwide Health Properties, Inc.--7.68%........         3,802,500
     50,000   Prologis Trust--8.54%............................         2,475,000
                                                                 ----------------
Total preferred stock
(cost: $11,467,385)............................................        11,434,875
                                                                 ----------------

 PRINCIPAL
-----------
LONG-TERM DEBT SECURITIES (25.6%)
  GOVERNMENT OBLIGATIONS (12.2%)
    Federal Home Loan Mortgage Corporation
      (FHLMC) (.2%)
$ 1,052,317  .............................    6.500%   12/01/23         1,053,674
                                                                 ----------------
    Federal National Mortgage Association
      (FNMA) (3.2%)
  1,000,000  .............................    5.875%   02/02/06         1,037,266
  2,700,000  .............................    6.000%   05/15/08         2,848,964
    999,683  .............................    6.000%   09/01/28           986,777
  3,250,000  .............................    6.140%   03/24/03         3,278,564
  5,000,000  .............................    6.350%   06/10/05         5,303,250
  2,994,005  .............................    6.500%   10/15/28         3,012,748
  2,000,000  .............................    6.500%   11/01/28         2,013,760

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                      MARKET
 PRINCIPAL                                                           VALUE(a)
-----------                                                      ----------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$ 2,000,000  .............................    6.500%   12/01/28    $    2,013,760
                                                                 ----------------
                                                                       20,495,089
                                                                 ----------------
    Government National Mortgage
      Association (GNMA) (0.6%)
    889,913  .............................    6.000%   08/15/28           882,136
    704,866  .............................    6.500%   09/15/28           711,921
  1,620,965  .............................    7.000%   10/15/25         1,659,041
    161,942  .............................    7.500%   06/20/02           165,008
     74,684  .............................    7.500%   07/20/02            76,097
    399,705  .............................    7.500%   05/15/24           412,007
                                                                 ----------------
                                                                        3,906,210
                                                                 ----------------
    Other Government Obligations (1.0%)
  1,685,000  Nebraska Investment Finance
               Authority..................    6.600%   03/01/24         1,737,572
  2,500,000  Tennessee Valley Authority...    5.375%   11/13/08         2,509,475
  1,995,000  Wyoming Community
               Development................    6.850%   06/01/10         1,988,606
                                                                 ----------------
                                                                        6,235,653
                                                                 ----------------
    U.S. Treasury (7.2%)
 18,800,000  Strip (e)....................    4.850%   05/15/06        13,249,281
  5,100,000  .............................    5.500%   08/15/28         5,345,438
 10,400,000  .............................    6.000%   02/15/26        11,349,000
  6,900,000  .............................    6.500%   08/15/05         7,581,375
  4,450,000  .............................    6.625%   03/31/02         4,703,094
  1,500,000  .............................    7.000%   07/15/06         1,708,125
  1,800,000  .............................    7.250%   08/15/04         2,024,438
                                                                 ----------------
                                                                       45,960,751
                                                                 ----------------
             Total government obligations (cost:
               $77,040,097)....................................        77,651,377
                                                                 ----------------
  CORPORATE OBLIGATIONS (13.4%)
    BASIC MATERIALS (1.5%)
      Chemicals (.9%)
  5,011,639  Ciba Geigy Corporation 144A
               Issue (d)..................    7.240%   01/02/16         5,471,908
                                                                 ----------------
      Paper and Forest (.6%)
  4,000,000  International Paper
               Company....................    6.875%   07/10/00         4,055,296
                                                                 ----------------
    CAPITAL GOODS (.6%)
      Aerospace/Defense (.6%)
  3,500,000  Raytheon Company.............    5.700%   11/01/03         3,502,737
                                                                 ----------------
    COMMUNICATION SERVICES (.9%)
      Telephone (.9%)
  5,900,000  Cable and Wireless
               Communications (c).........    6.625%   03/06/05         5,956,274
                                                                 ----------------
    CONSUMER CYCLICAL (.3%)
      Textiles (.3%)
  2,750,000  Reliance Industries, Ltd.
               144A Issue (c)(d)..........   10.250%   01/15/97         1,987,618
                                                                 ----------------
    CONSUMER STAPLES (1.6%)
      Entertainment (.8%)
  5,100,000  Time Warner, Inc. 144A Issue
               (d)........................    6.100%   12/30/01         5,149,623
                                                                 ----------------
      Household Products (.8%)
  4,900,000  Premark International,
               Inc........................   10.500%   09/15/00         5,287,771
                                                                 ----------------
    FINANCIAL (7.6%)
      Asset Backed (.3%)
  1,114,523  Paine Webber Mortgage
               Acceptance Corporation.....    6.930%   02/25/24         1,104,381
  1,000,000  Prudential Home Mortgage
               Securities 144A Issue
               (d)........................    7.900%   04/28/22         1,000,000
                                                                 ----------------
                                                                        2,104,381
                                                                 ----------------
      Auto Finance (.9%)
  5,500,000  Toyota Motor Credit..........    5.625%   11/13/03         5,526,549
                                                                 ----------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                      MARKET
 PRINCIPAL                                                           VALUE(a)
-----------                                                      ----------------
  CORPORATE OBLIGATIONS--CONTINUED
      Banks (1.7%)
$ 7,178,000  PNC Bank Corporation.........    6.728%   01/25/07    $    7,576,034
  4,000,000  St. George Bank 144A Issue
               (c)(d).....................    8.485%   12/31/49         3,580,000
                                                                 ----------------
                                                                       11,156,034
                                                                 ----------------
      Commercial Finance (.8%)
  5,250,000  General Electric Capital
               Corporation................    6.290%   12/15/07         5,369,595
                                                                 ----------------
      Consumer Finance (.8%)
  1,300,000  Associates Corporation of
               North America..............    5.750%   11/01/03         1,309,286
  3,700,000  Associates Corporation of
               North America..............    6.625%   05/15/01         3,792,641
                                                                 ----------------
                                                                        5,101,927
                                                                 ----------------
      Finance--Diversified (.3%)
  4,300,000  Guangdong Enterprises 144A
               Issue (c)(d)...............    8.875%   05/22/07         1,720,000
                                                                 ----------------
      Investment Bankers/Brokers (1.0%)
  6,196,000  Morgan Stanley Dean Witter...    6.875%   03/01/07         6,577,426
                                                                 ----------------
      Real Estate Investment Trust (1.2%)
  6,250,000  Bradley Operating LP.........    7.000%   11/15/04         5,950,125
  1,500,000  Security Capital Pacific
               Trust......................    7.500%   02/15/14         1,422,165
                                                                 ----------------
                                                                        7,372,290
                                                                 ----------------
      Savings and Loans (.6%)
  3,750,000  Bank United Corporation......    8.875%   05/01/07         3,957,450
                                                                 ----------------
    UTILITIES (.9%)
      Natural Gas (.9%)
  5,000,000  Enron Corporation............    9.125%   04/01/03         5,527,155
                                                                 ----------------
             Total corporate obligations (cost: $89,053,210)...        85,824,034
                                                                 ----------------
             Total long-term debt securities (cost:
               $166,093,307)...................................       163,475,411
                                                                 ----------------

SHORT-TERM SECURITIES (2.7%)
 10,232,720  Temporary Investment Fund--Temp Fund Portfolio,
               current rate 4.990%.............................        10,232,720
  7,400,000  U.S. Treasury Bill...........    4.402%   03/11/99         7,341,259
                                                                 ----------------
             Total short-term securities (cost: $17,571,084)...        17,573,979
                                                                 ----------------
             Total investments in securities (cost:
               $486,982,470) (f)...............................    $  639,523,570
                                                                 ----------------
                                                                 ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.1% of net assets in foreign securities as of December 31, 1998.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1998, which includes acquisition date and cost, is as follows:

                                            ACQUISITION
SECURITY                                       DATE           COST
------------------------------------------  -----------   -------------
Ciba Geigy Corporation 144A...............    various     $   5,062,063
Guangdong Enterprises 144A................    various         4,438,374
Prudential Home Mortgage 144A.............    7/19/96           950,313
Reliance Industries, Ltd. 144A............    various         2,964,720
St. George Bank 144A......................    6/12/97         4,000,000
Time Warner, Inc. 144A....................    various         5,141,708
                                                          -------------
                                                          $  22,557,178
                                                          -------------
                                                          -------------

(e) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.

(f) At December 31, 1998 the cost of securities for federal income tax purposes was $489,561,795. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation............................  $162,250,972
Gross unrealized depreciation............................   (12,289,197)
                                                           ------------
Net unrealized appreciation..............................  $149,961,775
                                                           ------------
                                                           ------------

MORTGAGE SECURITIES PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                                          MARKET
 PRINCIPAL                                                                               VALUE(a)
-----------                                                                         ------------------
LONG-TERM DEBT SECURITIES (96.0%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (25.3%)
    Federal Home Loan Mortgage Corporation (FHLMC) (4.3%)
$ 2,000,000   .................................................    3.500% 06/15/07     $     1,843,068
    993,349   .................................................    6.000% 09/01/18             987,031
  1,580,189   .................................................    6.500% 12/01/23           1,582,228
    945,687   .................................................    7.000% 12/01/22             959,702
                                                                                    ------------------
                                                                                             5,372,029
                                                                                    ------------------
    Federal National Mortgage Association (FNMA) (13.4%)
    670,035   .................................................    6.000% 07/01/07             668,032
    250,000   (c)..............................................    6.000% 01/15/19             250,705
    312,688   .................................................    6.500% 02/01/17             313,514
  1,108,323   .................................................    6.500% 03/01/17           1,111,093
  3,168,939   .................................................    6.500% 11/01/18           3,201,611
    987,132   .................................................    6.500% 09/01/28             993,924
  2,078,840   .................................................    6.500% 09/01/28           2,093,142
  1,740,802   .................................................    6.500% 10/01/28           1,751,700
    997,778   .................................................    6.500% 10/01/28           1,004,643
    621,418   (g)..............................................    6.900% 06/25/19             629,707
  1,080,850   .................................................    7.000% 09/01/17           1,098,446
  1,997,973   .................................................    7.000% 12/01/28           2,036,694
  1,403,759   .................................................    8.000% 07/15/16           1,470,368
      7,346   .................................................    8.000% 05/01/22               7,629
                                                                                    ------------------
                                                                                            16,631,208
                                                                                    ------------------
    Government National Mortgage Association (GNMA) (4.1%)
    504,519   .................................................    6.500% 10/15/28             509,569
  1,398,073   .................................................    6.500% 11/15/28           1,412,067
    990,000   .................................................    7.000% 12/15/28           1,012,899
    500,000   (c)..............................................    7.000% 01/01/29             511,567
    590,000   .................................................    7.500% 12/15/28             608,314
  1,072,868   .................................................    8.000% 05/20/22           1,111,738
      2,269   .................................................    8.500% 03/15/22               2,420
                                                                                    ------------------
                                                                                             5,168,574
                                                                                    ------------------
    Veterans Administration (Vendee) (3.5%)
    611,538   Vendee Mortgage Trust Participation Certificates
                (b)............................................    7.210% 02/15/25             634,504
  1,609,418   Vendee Mortgage Trust Participation Certificates
                (b)............................................    7.793% 02/15/25           1,691,323
  1,906,130   Vendee Mortgage Trust Participation Certificates
                (b)............................................    8.293% 12/15/26           2,041,277
                                                                                    ------------------
                                                                                             4,367,104
                                                                                    ------------------
              Total U.S. government and agencies obligations (cost:
                $30,873,742)......................................................          31,538,915
                                                                                    ------------------
  CORPORATE OBLIGATIONS (.8%)
  1,000,000   Security Capital Pacific Trust...................    7.500% 02/15/14             948,110
                                                                                    ------------------
              Total corporate obligations (cost: $990,445)........................             948,110
                                                                                    ------------------
  OTHER MORTGAGE-BACKED SECURITIES (69.9%)
    Asset Backed (1.9%)
    721,022   Structured Mortgage Asset Residential Trust 144A
                Issue (d)......................................    8.240% 03/15/06             360,511
  2,000,000   Team Fleet Financing 144A Issue (e)..............    7.800% 05/15/03           2,024,110
                                                                                    ------------------
                                                                                             2,384,621
                                                                                    ------------------
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds
      (10.5%)
    938,588   American Housing Trust...........................    8.125% 06/25/18             965,610
    361,422   Black Diamond Mortgage Trust 144A Issue (e)......    6.780% 01/29/13             362,551
  3,000,000   California Housing Finance Agency................    7.760% 08/01/25           3,150,690
  1,290,000   California Housing Finance Agency................    8.160% 02/01/28           1,354,500
  1,777,544   Countrywide Funding..............................    7.000% 06/25/24           1,680,757
    330,099   First Union Residential..........................    7.046% 09/25/26             318,060
    827,240   First Union Residential..........................    7.066% 09/25/26             838,729
    998,909   Kidder Peabody Mortgage Asset Trust..............    7.450% 10/01/18             999,007

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO

                                                                                          MARKET
 PRINCIPAL                                                                               VALUE(a)
-----------                                                                         ------------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$ 1,000,000   Lehman Brothers Grantor Trust....................    7.000% 12/01/22     $     1,007,500
  1,000,000   Pennsylvania Housing Finance.....................    7.410% 10/01/17           1,031,691
  1,357,600   Wyoming Community Development....................    6.850% 06/01/10           1,353,249
                                                                                    ------------------
                                                                                            13,062,344
                                                                                    ------------------
    Commercial Mortgage-Backed Securities (11.8%)
         --   Asset Securitization Corporation (d)(f)..........    9.076% 08/13/29           2,077,829
         --   Asset Securitization Corporation 144A Issue
                (d)(f).........................................    9.076% 08/13/29           1,484,244
  2,000,000   Covenant Retirement Community....................    6.250% 12/01/22           1,998,090
  1,840,030   Huntoon Page (d).................................    7.000% 06/01/21           1,846,930
  2,695,190   New York Dorm Authority (d)......................    7.750% 04/01/28           2,870,378
  1,761,950   Pleasant Hill Revenue Bond.......................    7.950% 09/20/15           1,932,027
  2,314,693   Rosewood Care Center.............................    7.250% 11/01/13           2,420,451
                                                                                    ------------------
                                                                                            14,629,949
                                                                                    ------------------
    Whole Loan Mortgage-Backed (45.7%)
  3,021,648   Banco Hipotecario Nacional 144A Issue (d)(h).....    7.916% 07/25/09           2,417,318
     84,719   Bank of America Corporation......................    8.375% 05/01/07              84,406
  3,450,124   Bear Stearns Mortgage Securities, Inc............    6.750% 04/30/30           3,411,656
  1,309,296   Bear Stearns Mortgage Secutities, Inc............    8.000% 11/25/29           1,335,221
  3,055,040   Chase Mortgage Finance Corporation 144A Issue
                (e)............................................    6.615% 03/28/25           3,016,852
  1,563,252   Chase Mortgage Finance Corporation 144A Issue
                (e)............................................    6.615% 03/28/25           1,535,895
  1,368,043   Chase Mortgage Finance Corporation 144A Issue
                (e)............................................    6.958% 08/28/24           1,338,117
  2,850,000   CSFB Finance Company 144A Issue (d)..............    7.092% 11/15/05           2,679,000
  1,007,937   CSFB Mortgage Securities 144A Issue (e)..........    7.771% 05/30/23           1,002,897
    159,053   First Bank Systems...............................    3.190% 03/25/08             142,142
  1,722,000   GE Capital Mortgage Services.....................    6.350% 10/25/28           1,716,989
  1,110,809   GE Capital Mortgage Services 144A Issue (e)......    6.000% 10/25/08           1,089,981
  1,153,772   GE Capital Mortgage Services 144A Issue (e)......    6.000% 12/25/08           1,146,169
  2,725,889   GE Capital Mortgage Services 144A Issue (e)......    6.500% 04/25/24           2,671,998
  1,312,430   International Capital Markets 144A Issue (d).....    8.250% 09/01/15           1,332,116
  1,686,224   Lehman Structured Securities 144A Issue (e)......    6.616% 04/28/24           1,658,296
  2,620,402   Metropolitan Asset Funding 144A Issue (e)........    6.980% 05/20/12           2,622,040
  2,265,723   Metropolitan Asset Funding 144A Issue (e)........    7.130% 06/20/12           2,285,548
  3,183,451   Morgan Stanley Capital 144A Issue (e)............    6.975% 06/29/26           3,127,741
  2,060,235   Morgan Stanley Capital 144A Issue (e)............    6.975% 06/29/26           1,948,853
    654,836   Paine Webber Mortgage Acceptance Corporation 144A
                Issue (d)......................................    8.125% 07/25/09             668,752
  1,692,800   Paine Webber Mortgage Acceptance Corporation.....    6.750% 01/25/24           1,663,227
  1,768,256   Prudential Home Mortgage.........................    6.050% 04/25/24           1,749,990
  3,015,066   Prudential Home Mortgage.........................    6.500% 10/25/23           2,993,327
    400,000   Prudential Home Mortgage.........................    8.000% 09/25/22             411,610
    351,831   Prudential Home Mortgage 144A Issue (e)..........    7.500% 08/25/07             352,171
  1,000,000   Prudential Home Mortgage 144A Issue (e)..........    7.900% 04/28/22           1,002,890
  1,675,159   Prudential Home Mortgage 144A Issue (e)..........    7.900% 04/28/22           1,675,159
  1,500,000   Prudential Home Mortgage 144A Issue (e)..........    7.900% 04/28/22           1,500,000
  2,000,000   Prudential Home Mortgage 144A Issue (e)..........    7.900% 04/28/22           2,000,000
  1,470,660   Prudential Home Mortgage 144A Issue (d)..........    8.000% 06/25/22           1,644,382
    642,062   Prudential Home Mortgage Securities..............    6.500% 04/25/26             623,904
  1,200,000   Prudential Home Mortgage Securities..............    7.000% 06/25/23           1,223,008
    919,430   Prudential Home Mortgage Securities 144A Issue
                (e)............................................    7.250% 09/25/25             892,638
      5,475   Travelers Mortgage Services, Inc.................   10.000% 06/25/01               5,456
  1,804,752   Tyron Mortgage Funding...........................    7.750% 12/20/09           1,838,687
                                                                                    ------------------
                                                                                            56,808,436
                                                                                    ------------------
              Total other mortgage-backed securities (cost: $86,372,961)..........          86,885,350
                                                                                    ------------------
              Total long-term debt securities (cost: $118,237,148)................         119,372,375
                                                                                    ------------------

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO

                                                                 MARKET
  SHARES                                                         VALUE(a)
-----------                                                      -------
PREFERRED STOCK (1.6%)
  FINANCIAL (1.6%)
    Real Estate Investment Trust (1.6%)
     39,000   Duke Realty Investment, Inc. 7.99%...............     $     1,971,938
                                                                 ------------------
          Total preferred stock
          (cost: $1,958,361)...................................           1,971,938
                                                                 ------------------

 PRINCIPAL
-----------
SHORT-TERM SECURITIES (2.4%)
$ 3,022,113   Temporary Investment Fund--Temp Fund Portfolio, current rate
                4.990%............................................................     3,022,113
                                                                                    ------------
              Total short-term securities (cost: $3,022,113)......................     3,022,113
                                                                                    ------------
              Total investments in securities (cost: $123,217,622) (i)............  $124,366,426
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at December 31, 1998.
(c) At December 31, 1998 the total cost of investments issued on a when-issued or forward commitment basis is $758,828.
(d) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1998 including acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE           COST
---------------------------------------  -----------   ------------
Asset Securitization Corporation.......   11/05/98     $  2,146,959
Asset Securitization Corporation 144A      Various        1,465,053
  Issue*...............................
Banco Hipotecario Nacional 144A            Various        2,692,854
  Issue*...............................
CSFB Finance Company 144A Issue*.......   06/28/95        2,837,644
Huntoon Page...........................   10/28/97        1,846,485
International Capital Markets 144A         Various        1,275,739
  Issue*...............................
New York Dorm Authority................   05/02/98        2,777,117
Paine Webber Mortgage Acceptance          06/17/98          670,395
  Corporation 144A Issue*..............
Prudential Home Mortgage 144A Issue*...   10/01/97        1,606,903
Structured Mortgage Asset Residential     03/03/97          721,022
  Trust 144A Issue*....................
                                                       ------------
                                                       $ 18,040,171
                                                       ------------
                                                       ------------
*A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities
  Act of 1933.

(e) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) Represents a debt security that pays no interest and principal during it's accrual period, but accrues additional principal at specific rates. The interest rate disclosed represents current yield based upon estimated future cash flows.
(h) At December 31, 1998 the Portfolio held 1.9% of net assets in foreign securities.
(i) At December 31, 1998 the cost of securities for federal income tax purposes was $123,305,066. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $2,173,145
Gross unrealized depreciation..........  (1,111,785)
                                         ----------
Net unrealized appreciation............  $1,061,360
                                         ----------
                                         ----------

INDEX 500 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
COMMON STOCK (99.8%)
  BASIC MATERIALS (3.4%)
    Agriculture Products (.2%)
    31,513   Archer Daniels Midland Company...................    $      541,630
    12,700   Pioneer Hi-Bred International....................           342,900
                                                                ----------------
                                                                         884,530
                                                                ----------------
    Aluminum (.2%)
    11,875   Alcan Aluminum Limited (c).......................           321,367
     9,800   Aluminum Company of America......................           730,712
     3,800   Reynolds Metals Company..........................           200,212
                                                                ----------------
                                                                       1,252,291
                                                                ----------------
    Chemicals (1.8%)
    12,200   Air Products and Chemicals, Inc..................           488,000
     3,900   BF Goodrich Company..............................           139,912
    11,900   Dow Chemical Company.............................         1,082,156
    60,700   DuPont...........................................         3,220,894
     4,225   Eastman Chemical Company.........................           189,069
     6,800   Ecolab, Inc......................................           246,075
     7,587   Engelhard Corporation............................           147,946
     1,900   FMC Corporation (b)..............................           106,400
     3,200   Great Lakes Chemical Corporation.................           128,000
     5,000   Hercules, Inc....................................           136,875
     5,700   International Flavors & Fragrances...............           251,869
    31,700   Monsanto Company.................................         1,505,750
     6,900   Morton International, Inc........................           169,050
     3,400   Nalco Chemical Company...........................           105,400
     9,400   PPG Industries, Inc..............................           547,550
     8,300   Praxair, Inc.....................................           292,575
     9,400   Rohm and Haas Company............................           283,175
     5,300   Sigma-Aldrich....................................           155,687
     7,100   Union Carbide Corporation........................           301,750
     4,000   W.R. Grace & Company (b).........................            62,750
                                                                ----------------
                                                                       9,560,883
                                                                ----------------
    Iron and Steel (.1%)
    10,362   Allegheny Teledyne, Inc..........................           211,773
     6,800   Bethlehem Steel Corporation (b)..................            56,950
     4,600   Nucor Corporation................................           198,950
     4,540   USX--U.S. Steel Group, Inc.......................           104,420
     5,000   Worthington Industries...........................            62,500
                                                                ----------------
                                                                         634,593
                                                                ----------------
    Mining (.2%)
     2,000   Asarco, Inc......................................            30,125
    19,600   Barrick Gold Corporation (c).....................           382,200
    12,000   Battle Mountain Gold.............................            49,500
     4,900   Cyprus Amax Minerals Company.....................            49,000
     9,400   Freeport-McMoran Copper..........................            98,112
    11,100   Homestake Mining Company.........................           101,981
     8,700   Inco, Ltd. (c)...................................            91,894
     8,722   Newmont Mining Corporation.......................           157,541
     3,100   Phelps Dodge Corporation.........................           157,712
    13,200   Placer Dome, Inc. (c)............................           151,800
                                                                ----------------
                                                                       1,269,865
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  BASIC MATERIALS--CONTINUED
    Paper and Forest (.9%)
     2,800   Bemis Company, Inc...............................    $      106,225
     2,966   Boise Cascade Corporation........................            91,946
     5,000   Champion International Corporation...............           202,500
    11,600   Fort James Corporation...........................           464,000
     4,900   Georgia-Pacific Corporation......................           286,956
    16,200   International Paper Company......................           725,962
    28,800   Kimberly Clark Corporation.......................         1,569,600
     5,700   Louisiana-Pacific Corporation....................           104,381
     5,500   Mead Corporation.................................           161,219
     1,500   Potlatch Corporation.............................            55,312
     3,000   Temple-Inland, Inc...............................           177,937
     3,650   Union Camp Corporation...........................           246,375
     5,300   Westvaco Corporation.............................           142,106
    10,500   Weyerhaeuser Company.............................           533,531
     5,800   Willamette Industries, Inc.......................           194,300
                                                                ----------------
                                                                       5,062,350
                                                                ----------------
  CAPITAL GOODS (7.7%)
    Aerospace/Defense (1.5%)
    29,600   Allied-Signal, Inc...............................         1,311,650
     6,700   General Dynamics Corporation.....................           392,787
    10,419   Lockheed Martin Corporation......................           883,010
     3,600   Northrop Grumman Corporation.....................           263,250
    17,900   Raytheon Company (c).............................           953,175
    10,100   Rockwell International Corporation...............           490,481
     8,600   Textron, Inc.....................................           653,062
    53,230   The Boeing Company...............................         1,736,629
    12,000   United Technologies Corporation..................         1,305,000
                                                                ----------------
                                                                       7,989,044
                                                                ----------------
    Containers--Metal/Glass (.1%)
     1,600   Ball Corporation.................................            73,200
     6,600   Crown Cork & Seal Company, Inc...................           203,362
     8,200   Owens-Illinois, Inc. (b).........................           251,125
                                                                ----------------
                                                                         527,687
                                                                ----------------
    Electrical Equipment (4.1%)
    11,500   AMP, Inc.........................................           598,719
    37,700   CBS Corporation..................................         1,234,675
     6,100   Cooper Industries, Inc...........................           290,894
    23,300   Emerson Electric Company.........................         1,457,706
   173,400   General Electric Company.........................        17,697,637
     6,700   Honeywell, Inc...................................           504,594
     4,300   Raychem Corporation..............................           138,944
     8,700   Thermo Electron Corporation (b)..................           147,356
                                                                ----------------
                                                                      22,070,525
                                                                ----------------
    Engineering/Construction (.2%)
    19,200   Caterpillar, Inc.................................           883,200
     4,200   Fluor Corporation................................           178,762
     2,100   Foster Wheeler Corporation.......................            27,694
     2,500   Harnischfeger Industries, Inc....................            25,469
                                                                ----------------
                                                                       1,115,125
                                                                ----------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  CAPITAL GOODS--CONTINUED
    Machinery (.3%)
     1,300   Briggs & Stratton Corporation....................    $       64,837
     3,900   Case Corporation.................................            85,069
     2,000   Cincinnati Milacron, Inc.........................            38,500
    12,900   Deere & Company..................................           427,312
    11,800   Dover Corporation................................           432,175
     8,700   Ingersoll Rand Company...........................           408,356
       500   NACCO Industries, Inc............................            46,000
                                                                ----------------
                                                                       1,502,249
                                                                ----------------
    Manufacturing (.9%)
     1,500   Aeroquip-Vickers, Inc............................            44,906
     6,200   Avery Dennison Corporation.......................           279,387
    13,200   Illinois Tool Works, Inc.........................           765,600
     4,400   Johnson Controls.................................           259,600
     2,300   Millipore Corporation............................            65,406
     2,100   National Service Industries, Inc.................            79,800
     6,499   Pall Corporation.................................           164,506
     5,800   Parker Hannifin Corporation......................           189,950
     4,412   Sealed Air (b)...................................           225,288
     8,900   Tenneco, Inc.....................................           303,156
    34,898   Tyco International, Ltd..........................         2,632,618
                                                                ----------------
                                                                       5,010,217
                                                                ----------------
    Metal Fabrication ( -- )
     3,200   Timken Company...................................            60,400
                                                                ----------------
    Office Equipment (.2%)
     7,100   Ikon Office Solutions............................            60,794
     4,600   Moore Corporation Limited (c)....................            50,600
    14,500   Pitney Bowes, Inc................................           957,906
                                                                ----------------
                                                                       1,069,300
                                                                ----------------
    Trucks and Parts (.1%)
     2,000   Cummins Engine Company, Inc......................            71,000
     3,450   Navistar International Corporation (b)...........            98,325
     4,180   Paccar, Inc......................................           171,902
                                                                ----------------
                                                                         341,227
                                                                ----------------
    Waste Management (.3%)
     9,200   Browning-Ferris Industries.......................           261,625
    30,130   Waste Management, Inc............................         1,404,811
                                                                ----------------
                                                                       1,666,436
                                                                ----------------
  COMMUNICATION SERVICES (8.6%)
    Cellular (.5%)
    30,200   Airtouch Communications (b)......................         2,178,175
    15,000   Nextel Communications, Inc. (b)..................           354,375
                                                                ----------------
                                                                       2,532,550
                                                                ----------------
    Telecommunication (1.7%)
    94,575   MCI Worldcom, Inc. (b)...........................         6,785,756
    22,700   Sprint Corporation...............................         1,909,637
    22,250   Sprint Corporation (b)...........................           514,532
                                                                ----------------
                                                                       9,209,925
                                                                ----------------
    Telephone (6.4%)
    14,500   Alltel Corporation...............................           867,281
    59,100   Ameritech Corporation............................         3,745,462
    96,135   AT&T Corporation.................................         7,234,159
    82,818   Bell Atlantic Corporation........................         4,705,098
                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  COMMUNICATION SERVICES--CONTINUED
   105,600   Bellsouth Corporation............................    $    5,266,800
     9,000   Frontier Corporation.............................           306,000
    51,800   GTE Corporation..................................         3,493,262
    32,100   MediaOne, Inc. (b)...............................         1,508,700
   104,112   SBC Communications, Inc..........................         5,583,006
    26,403   U.S. West Communications Group...................         1,706,296
                                                                ----------------
                                                                      34,416,064
                                                                ----------------
  CONSUMER CYCLICAL (9.8%)
    Auto (1.6%)
     4,100   Cooper Tire & Rubber Company.....................            83,794
     8,659   Dana Corporation.................................           353,952
     7,100   Danaher Corporation..............................           385,619
     3,800   Eaton Corporation................................           268,612
    64,800   Ford Motor Company...............................         3,802,950
    35,500   General Motors Corporation.......................         2,540,469
     8,200   Goodyear Tire & Rubber Company...................           413,587
     6,200   ITT Industries...................................           246,450
     3,150   Snap-On, Inc.....................................           109,659
     6,400   TRW, Inc.........................................           359,600
                                                                ----------------
                                                                       8,564,692
                                                                ----------------
    Building Materials (.2%)
     2,100   Armstrong World Industries, Inc..................           126,656
     3,200   Centex Corporation...............................           144,200
     3,550   Crane Company....................................           107,166
     1,800   Fleetwood Enterprises, Inc.......................            62,550
     2,000   Kaufman & Broad Home Corporation.................            57,500
    17,900   Masco Corporation................................           514,625
     2,900   Owens Corning....................................           102,769
     2,200   Pulte Corporation................................            61,187
                                                                ----------------
                                                                       1,176,653
                                                                ----------------
    Distribution Durables (.1%)
     9,450   Genuine Parts Company............................           315,984
                                                                ----------------
    Hardware and Tools (.1%)
     4,900   Black & Decker...................................           274,706
     4,600   The Stanley Works................................           127,650
                                                                ----------------
                                                                         402,356
                                                                ----------------
    Houseware (.2%)
    12,200   Corning, Inc.....................................           549,000
     4,800   Maytag Corporation...............................           298,800
     4,000   Whirlpool Corporation............................           221,500
                                                                ----------------
                                                                       1,069,300
                                                                ----------------
    Leisure (.1%)
     5,200   Brunswick Corporation............................           128,700
     6,900   Hasbro, Inc......................................           249,262
    15,441   Mattel, Inc......................................           352,248
                                                                ----------------
                                                                         730,210
                                                                ----------------
    Lodging--Hotel (.1%)
    13,700   Hilton Hotels Corporation........................           262,012
    13,200   Marriott International...........................           382,800
                                                                ----------------
                                                                         644,812
                                                                ----------------
    Photography/Imagery (.6%)
    17,000   Eastman Kodak Company............................         1,224,000
     2,300   Polaroid Corporation.............................            42,981

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  CONSUMER CYCLICAL--CONTINUED
    17,300   Xerox Corporation................................    $    2,041,400
                                                                ----------------
                                                                       3,308,381
                                                                ----------------
    Publishing (.6%)
     4,900   Dow Jones & Company, Inc.........................           235,812
    15,000   Gannett Company..................................           992,812
     4,200   Knight Ridder, Inc...............................           214,725
     5,300   McGraw-Hill Companies, Inc.......................           539,937
     2,800   Meredith Corporation.............................           106,050
     9,900   New York Times Company...........................           343,406
     7,300   R.R. Donnelly & Sons Company.....................           319,831
     4,500   The Times Mirror Company.........................           252,000
     6,400   Tribune Company..................................           422,400
                                                                ----------------
                                                                       3,426,973
                                                                ----------------
    Retail (5.2%)
     3,700   American Greetings Corporation...................           151,931
     8,100   Autozone, Inc. (b)...............................           266,794
     5,300   Circuit City Stores, Inc.........................           264,669
     5,700   Consolidated Stores Corporation (b)..............           115,069
    11,400   Costco Companies, Inc. (b).......................           822,937
    23,200   Dayton Hudson Corporation........................         1,258,600
     5,800   Dillards, Inc....................................           164,575
     9,650   Dollar General Corporation.......................           227,981
    11,100   Federated Department Stores (b)..................           483,544
     8,200   Fred Meyer, Inc. (b).............................           494,050
    31,300   Gap, Inc.........................................         1,760,625
     3,700   Harcourt General, Inc............................           196,794
    78,472   Home Depot, Inc..................................         4,801,505
    13,300   JC Penny Company.................................           623,437
     1,800   Jostens, Inc.....................................            47,137
    25,800   K Mart Corporation (b)...........................           395,062
     8,300   Kohl's Corporation (b)...........................           509,931
    18,500   Lowe's Companies, Inc............................           946,969
    12,100   May Department Stores Company....................           730,537
    15,200   Nike, Inc........................................           616,550
     7,800   Nordstrom, Inc...................................           270,562
     3,300   Pep Boys.........................................            51,769
     3,000   Reebok International, Ltd. (b)...................            44,625
    20,700   Sears, Roebuck & Company.........................           879,750
     9,100   Sherwin-Williams Company.........................           267,312
    15,100   Staples, Inc. (b)................................           659,681
     5,300   Tandy Corporation................................           218,294
    11,900   The Limited, Inc.................................           346,587
    16,700   TJX Companies, Inc...............................           484,300
    13,750   Toys R Us (b)....................................           232,031
   118,700   Wal-Mart Stores..................................         9,666,631
                                                                ----------------
                                                                      28,000,239
                                                                ----------------
    Service (.9%)
    45,082   Cendant Corporation (b)..........................           859,376
     7,800   Equifax, Inc.....................................           266,662
     5,300   H & R Block, Inc.................................           238,500
     5,300   Harrah's Entertainment (b).......................            83,144
     7,200   Interpublic Group Company........................           574,200
     9,400   Mirage Resorts, Inc. (b).........................           140,412
     9,000   Omnicom Group....................................           522,000
    13,500   Service Corporation International................           513,844
    27,500   Tele-Communications, Inc. (b)....................         1,521,094
                                                                ----------------
                                                                       4,719,232
                                                                ----------------
                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  CONSUMER CYCLICAL--CONTINUED
    Textiles (.1%)
     3,700   Fruit of the Loom (b)............................    $       51,106
     3,400   Liz Claiborne, Inc...............................           107,312
     1,800   Russell Corporation..............................            36,562
       900   Springs Industries, Inc..........................            37,294
     6,400   V.F. Corporation.................................           300,000
                                                                ----------------
                                                                         532,274
                                                                ----------------
  CONSUMER STAPLES (14.0%)
    Beverage (2.9%)
     1,900   Adolph Coors Company.............................           107,231
    25,400   Anheuser-Busch...................................         1,666,875
     3,600   Brown-Forman, Inc................................           272,475
   130,900   Coca-Cola Company................................         8,753,937
    21,300   Coca-Cola Enterprises............................           761,475
    78,500   Pepsico, Inc.....................................         3,213,594
    18,300   Seagram Company, Ltd. (c)........................           695,400
                                                                ----------------
                                                                      15,470,987
                                                                ----------------
    Broadcasting (.3%)
    13,100   Clear Channel Communications (b).................           713,950
    19,500   Comcast Corporation..............................         1,144,406
                                                                ----------------
                                                                       1,858,356
                                                                ----------------
    Entertainment (1.9%)
    29,800   Carnival Corporation.............................         1,430,400
     3,800   King World Productions, Inc. (b).................           111,862
    65,200   Time Warner, Inc.................................         4,046,475
    18,830   Viacom (b).......................................         1,393,420
   108,846   Walt Disney Company..............................         3,265,380
                                                                ----------------
                                                                      10,247,537
                                                                ----------------
    Food (2.2%)
    15,200   Best Foods.......................................           809,400
    23,600   Campbell Soup Company............................         1,298,000
    25,750   Conagra, Inc.....................................           811,125
     8,200   General Mills, Inc...............................           637,550
     7,600   Hershey Foods Corporation........................           472,625
    19,100   HJ Heinz Company.................................         1,081,537
    21,400   Kellogg Company..................................           730,275
     7,200   Quaker Oats Company..............................           428,400
    16,400   Ralston-Purina Group.............................           530,950
    49,200   Sara Lee Corporation.............................         1,386,825
    34,700   Unilever N.V. (c)................................         2,877,931
     6,100   Wm. Wrigley Jr. Company..........................           546,331
                                                                ----------------
                                                                      11,610,949
                                                                ----------------
    Food & Health (.1%)
    17,800   SYSCO Corporation................................           488,387
                                                                ----------------
    Household Products (2.6%)
     5,500   Clorox Company...................................           642,469
    15,600   Colgate Palmolive Company........................         1,448,850
    60,100   Gillette Company.................................         2,903,581
    21,300   Minnesota Mining and Manufacturing...............         1,514,962
     8,500   Newell Company...................................           350,625
    71,668   Procter & Gamble Company.........................         6,544,184
     7,900   Rubbermaid, Inc..................................           248,356
     3,000   Tupperware Corporation...........................            49,312
                                                                ----------------
                                                                      13,702,339
                                                                ----------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  CONSUMER STAPLES--CONTINUED
    Personal Care (.1%)
     2,900   Alberto-Culver Company...........................    $       77,394
    13,900   Avon Products....................................           615,075
                                                                ----------------
                                                                         692,469
                                                                ----------------
    Restaurants (.7%)
     7,300   Darden Restaurants, Inc..........................           131,400
    37,000   McDonalds Corporation............................         2,835,125
     8,030   Tricon Global Restaurants (b)....................           402,504
     6,700   Wendy's International, Inc.......................           146,144
                                                                ----------------
                                                                       3,515,173
                                                                ----------------
    Retail (1.4%)
    13,000   Albertson's, Inc.................................           827,937
    14,500   American Stores Company..........................           535,594
    20,500   CVS Corporation..................................         1,127,500
    13,500   Kroger Company (b)...............................           816,750
     2,000   Longs Drug Stores Corporation....................            75,000
    13,600   Rite Aid Corporation.............................           674,050
    26,100   Safeway, Inc. (b)................................         1,590,469
     6,300   Super Valu, Inc..................................           176,400
     1,900   The Great Atlantic & Pacific.....................            56,287
    26,200   Walgreen Company.................................         1,534,337
     7,800   Winn-Dixie Stores, Inc...........................           350,025
                                                                ----------------
                                                                       7,764,349
                                                                ----------------
    Service (.3%)
    15,800   Automatic Data Processing, Inc...................         1,266,962
     3,800   Ceridian Corporation (b).........................           265,287
     4,300   Deluxe Corporation...............................           157,219
                                                                ----------------
                                                                       1,689,468
                                                                ----------------
    Tobacco (1.5%)
     9,100   Fortune Brands, Inc..............................           287,787
   129,100   Philip Morris Companies, Inc.....................         6,906,850
    17,000   RJR Nabisco Holdings Corporation.................           504,687
     9,700   UST, Inc.........................................           338,287
                                                                ----------------
                                                                       8,037,611
                                                                ----------------
  ENERGY (5.6%)
    Oil (4.7%)
     4,800   Amerada Hess Corporation.........................           238,800
    35,500   Chevron Corporation..............................         2,944,281
   129,500   Exxon Corporation................................         9,469,688
    42,200   Mobil Corporation................................         3,676,675
    18,500   Occidental Petroleum Corporation.................           312,188
     2,500   PennzEnergy Company..............................            77,344
     2,500   Pennzoil-Quaker State Company (b)................            36,875
    13,600   Phillips Petroleum Company.......................           579,700
   113,900   Royal Dutch Petroleum (c)........................         5,452,963
    28,300   Texaco, Inc......................................         1,496,363
    12,700   Unocal Corporation...............................           370,681
    16,200   USX--Marathon Group..............................           488,025
                                                                ----------------
                                                                      25,143,583
                                                                ----------------
    Oil & Gas (.9%)
     6,300   Anadarko Petroleum Corporation...................           194,513
     5,200   Apache Corporation...............................           131,625
     4,100   Ashland, Inc.....................................           198,338
    17,000   Atlantic Richfield Company.......................         1,109,250
    16,700   Baker Hughes, Inc................................           295,381
                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  ENERGY--CONTINUED
     9,380   Burlington Resources, Inc........................    $      335,921
     1,200   Eastern Enterprises..............................            52,500
    23,100   Halliburton Company..............................           684,338
     2,600   Helmerich & Payne................................            50,375
     2,500   Kerr-McGee Corporation...........................            95,625
     3,100   McDermott International, Inc.....................            76,531
     5,600   Oryx Energy Company (b)..........................            75,250
     4,400   Rowan Company (b)................................            44,000
    28,700   Schlumberger, Ltd................................         1,323,788
     4,900   Sunoco, Inc......................................           176,706
    13,100   Union Pacific Resources Group....................           118,719
                                                                ----------------
                                                                       4,962,860
                                                                ----------------
  FINANCIAL (17.0%)
    Auto Finance (.2%)
    29,860   Fleet Financial Group, Inc.......................         1,334,369
                                                                ----------------
    Banks (6.8%)
    15,500   Bank of Boston Corporation.......................           603,531
    39,400   Bank of New York, Inc............................         1,585,850
    62,729   Bank One Corporation.............................         3,203,100
    92,478   BankAmerica Corporation..........................         5,560,213
     5,100   Bankers Trust New York Corporation...............           435,731
    15,100   BB&T Corporation.................................           608,719
    46,068   Chase Manhattan Corporation......................         3,135,503
     8,150   Comerica.........................................           555,728
    14,150   Fifth Third Bancorp..............................         1,009,072
    52,008   First Union Corporation..........................         3,162,737
    16,900   Firstar Corporation..............................         1,575,925
    11,090   Huntington Bancshares............................           333,393
     9,400   J.P. Morgan & Company, Inc.......................           987,588
    23,200   KeyCorp..........................................           742,400
    13,700   Mellon Bank Corporation..........................           941,875
     8,000   Mercantile Bancorporation........................           369,000
    17,400   National City Corporation........................         1,261,500
     5,800   Northern Trust Corporation.......................           506,413
    15,800   PNC Bank Corporation.............................           855,175
    11,300   Regions Financial Corporation....................           455,531
     5,600   Republic New York Corporation....................           255,150
     8,500   State Street Corporation.........................           591,281
     9,200   Summit Bancorp...................................           401,925
    11,000   Suntrust Banks, Inc..............................           841,500
    13,800   Synovus Financial Corporation....................           336,375
    39,084   U.S. Bancorp.....................................         1,387,482
     6,700   Union Planters Corporation.......................           303,594
    10,900   Wachovia Corporation.............................           953,069
    86,160   Wells Fargo Company..............................         3,441,015
                                                                ----------------
                                                                      36,400,375
                                                                ----------------
    Commercial Finance (.1%)
     8,960   Dun & Bradstreet Corporation.....................           282,800
                                                                ----------------
    Consumer Finance (1.3%)
    24,100   American Express Company.........................         2,464,225
    36,578   Associates First Capital Corporation.............         1,549,993
     3,500   Capital One Financial Corporation................           402,500
    25,893   Household International, Inc.....................         1,026,005
    39,631   MBNA Corporation.................................           988,286
     8,800   SILM Holding Corporation.........................           422,400
                                                                ----------------
                                                                       6,853,409
                                                                ----------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  FINANCIAL--CONTINUED
    Finance--Diversified (1.7%)
    13,256   American General Corporation.....................    $    1,033,968
    21,150   Charles Schwab Corporation.......................         1,188,366
    35,800   Federal Home Loan Mortgage Corporation...........         2,306,863
    55,700   Federal National Mortgage Association............         4,121,800
     5,900   MGIC Investment Corporation......................           234,894
                                                                ----------------
                                                                       8,885,891
                                                                ----------------
    Insurance (4.3%)
     7,655   Aetna, Inc.......................................           601,874
    43,614   Allstate Corporation.............................         1,684,591
    56,280   American International Group.....................         5,438,055
     8,900   Aon Corporation..................................           492,838
     8,700   Chubb Corporation................................           564,413
    11,200   Cigna Corporation................................           865,900
     8,800   Cincinnati Financial Corporation.................           322,300
   121,414   CitiGroup, Inc...................................         6,009,993
    16,482   Conseco, Inc.....................................           503,731
    12,300   ITT Hartford Group...............................           674,963
     5,600   Jefferson-Pilot Corporation......................           420,000
     5,300   Lincoln National Corporation.....................           433,606
     6,000   Loews Corporation................................           589,500
    13,450   Marsh & McLennen.................................           785,984
     5,300   MBIA, Inc........................................           347,481
     3,900   Progressive Corporation..........................           660,563
     7,100   Provident Companies, Inc.........................           294,650
     7,500   Providian Financial..............................           562,500
     7,400   Safeco Corporation...............................           317,738
    12,417   St. Paul Companies, Inc..........................           431,503
     7,400   Torchmark Corporation............................           261,313
     3,300   Transamerica Corporation.........................           381,150
     7,300   Unum Corporation.................................           426,138
                                                                ----------------
                                                                      23,070,784
                                                                ----------------
    Investment Bankers/Brokers (2.2%)
     6,000   Bear Stearns Companies...........................           224,250
    13,300   Franklin Resources, Inc..........................           425,600
     6,200   Lehman Brothers Holdings, Inc....................           273,188
    18,300   Merrill Lynch & Co., Inc.........................         1,221,525
    30,830   Morgan Stanley Dean Witter.......................         2,188,930
    59,400   S&P 500 Depositary Receipt.......................         7,306,200
                                                                ----------------
                                                                      11,639,693
                                                                ----------------
    Savings and Loans (.3%)
     3,100   Golden West Financial Corporation................           284,231
    31,155   Washington Mutual, Inc...........................         1,189,732
                                                                ----------------
                                                                       1,473,963
                                                                ----------------
    Public Finance (.1%)
     5,800   Countrywide Credit Industries....................           291,088
                                                                ----------------
  HEALTH CARE (12.0%)
    Biotechnology (.3%)
    13,400   Amgen, Inc. (b)..................................         1,401,138
                                                                ----------------
    Drugs (7.7%)
    70,300   American Home Products Corporation...............         3,958,769
    53,400   Bristol-Myers Squibb Company.....................         7,145,588
    10,550   Cardinal Health, Inc.............................           800,481
                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  HEALTH CARE--CONTINUED
    59,000   Eli Lilly & Company..............................    $    5,243,625
    63,200   Merck & Co., Inc.................................         9,333,850
    69,400   Pfizer, Inc......................................         8,705,363
    26,755   Pharmacia & Upjohn...............................         1,515,002
    79,500   Schering Plough Corporation......................         4,392,375
                                                                ----------------
                                                                      41,095,053
                                                                ----------------
    Health Care--Diversified (2.6%)
    82,200   Abbott Laboratories..............................         4,027,800
     3,400   Allergan, Inc....................................           220,150
    22,200   HealthSouth Rehabilitation Company (b)...........           342,713
    71,900   Johnson & Johnson................................         6,030,613
    44,300   Warner-Lambert Company...........................         3,330,806
                                                                ----------------
                                                                      13,952,082
                                                                ----------------
    Hospital Management (.2%)
    33,906   Columbia/HCA Healthcare Corporation..............           839,174
    16,200   Tenet Healthcare Corporation (b).................           425,250
                                                                ----------------
                                                                       1,264,424
                                                                ----------------
    Managed Care (.1%)
     5,700   HCR Manor Care (b)...............................           167,438
     8,700   Humana (b).......................................           154,969
    10,300   United Health Care...............................           443,544
                                                                ----------------
                                                                         765,951
                                                                ----------------
    Medical Products/Supplies (1.1%)
     4,500   Alza Corporation (b).............................           235,125
     3,000   Bausch & Lomb, Inc...............................           180,000
    15,000   Baxter International, Inc........................           964,688
    13,100   Becton Dickinson & Company.......................           559,206
     5,900   Biomet, Inc......................................           237,475
    20,800   Boston Scientific Corporation (b)................           557,700
     3,000   C.R. Bard........................................           148,500
     3,000   Fresenius Medical Care...........................                90
     8,000   Guidant Corporation..............................           882,000
     3,800   Mallinckrodt, Inc................................           117,088
    24,700   Medtronic, Inc...................................         1,833,975
     4,400   St. Jude Medical, Inc. (b).......................           121,825
                                                                ----------------
                                                                       5,837,672
                                                                ----------------
  TECHNOLOGY (17.8%)
    18,900   3 Com (b)........................................           846,956
     3,500   Adobe Systems, Inc...............................           163,625
     7,500   Advanced Micro Devices, Inc. (b).................           217,031
    19,900   America Online, Inc..............................         2,880,525
     4,400   Andrew Corporation (b)...........................            72,600
     7,000   Apple Computer, Inc. (b).........................           286,563
    19,300   Applied Materials, Inc. (b)......................           823,869
    11,400   Ascend Communications (b)........................           749,550
     2,500   Autodesk, Inc....................................           106,719
    10,800   BMC Software, Inc. (b)...........................           481,275
     8,600   Cabletron Systems, Inc. (b)......................            72,025
    82,950   Cisco Systems, Inc. (b)..........................         7,698,797
    88,964   Compaq Computer Corporation......................         3,730,928
    29,587   Computer Associates International................         1,261,146
     8,300   Computer Sciences Corporation....................           534,831
     9,100   Compuware Corporation (b)........................           710,938
     2,600   Data General (b).................................            42,738

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  TECHNOLOGY--CONTINUED
    67,700   Dell Computer Corporation (b)....................    $    4,954,794
     2,400   EG&G, Inc........................................            66,750
    25,900   Electronic Data Systems Corporation..............         1,301,475
    26,300   EMC Corporation (b)..............................         2,235,500
    23,500   First Data Corporation...........................           744,656
     8,200   Gateway 2000 (b).................................           419,738
     7,900   General Instrument Corporation (b)...............           268,106
     4,200   Harris Corporation...............................           153,825
    22,700   HBO & Company....................................           651,206
    55,800   Hewlett-Packard Company..........................         3,811,838
     8,800   IMS Health, Inc..................................           663,850
    89,200   Intel............................................        10,575,775
    50,200   International Business Machines..................         9,274,450
     4,500   KLA-Tencor Corporation (b).......................           195,188
     7,400   LSI Logic Corporation (b)........................           119,325
    70,300   Lucent Technologies, Inc.........................         7,733,000
    11,200   Micron Technology, Inc. (b)......................           566,300
   130,800   Microsoft Corporation (b)........................        18,140,325
    31,500   Motorola, Inc....................................         1,923,469
     8,600   National Semiconductor Corporation (b)...........           116,100
    34,400   Northern Telecom Limited (c).....................         1,724,300
    18,500   Novell, Inc. (b).................................           335,313
    51,175   Oracle Corporation (b)...........................         2,206,922
    14,300   Parametric Technology Corporation (b)............           234,163
     8,600   Paychex, Inc.....................................           442,363
    12,100   Peoplesoft, Inc. (b).............................           229,144
     2,600   Perkin-Elmer Corporation.........................           253,663
     3,100   Scientific-Atlanta, Inc..........................            70,719
    12,800   Seagate Technology, Inc. (b).....................           387,200
     1,400   Shared Medical Systems...........................            69,825
     9,900   Silicon Graphics, Inc. (b).......................           127,463
    19,900   Sun Microsystems, Inc. (b).......................         1,703,938
     2,400   Tektronix, Inc...................................            72,150
    10,200   Tellabs, Inc. (b)................................           699,338
    20,600   Texas Instruments, Inc...........................         1,762,588
     3,000   Thomas & Betts Corporation.......................           129,938
    13,300   Unisys Corporation (b)...........................           458,019
     5,200   W.W. Grainger, Inc...............................           216,450
                                                                ----------------
                                                                      95,719,282
                                                                ----------------
  TRANSPORTATION (.9%)
    Air Freight (.1%)
     7,800   Federal Express Corporation (b)..................           694,200
                                                                ----------------
    Airlines (.3%)
     9,600   AMR Corporation..................................           570,000
     8,000   Delta Air Lines, Inc.............................           416,000
    17,650   Southwest Airlines Company.......................           396,022
     4,900   U.S. Airways Group, Inc. (b).....................           254,800
                                                                ----------------
                                                                       1,636,822
                                                                ----------------
    Railroads (.5%)
    24,919   Burlington Northern Santa Fe.....................           841,016
    11,500   CSX Corporation..................................           477,250
                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  TRANSPORTATION--CONTINUED
    19,900   Norfolk Southern Corporation.....................    $      630,581
    13,100   Union Pacific Corporation........................           590,319
                                                                ----------------
                                                                       2,539,166
                                                                ----------------
    Transport Services ( -- )
    17,300   Laidlaw, Inc. (c)................................           174,081
                                                                ----------------
    Trucking ( -- )
     3,800   Ryder System, Inc................................            98,800
                                                                ----------------
  UTILITIES (3.0%)
    Electric Companies (2.4%)
     9,300   AES Corporation (b)..............................           440,588
     7,200   Ameren Corporation...............................           307,350
    10,100   American Electric Power Company..................           475,331
     7,800   Baltimore Gas & Electric Company.................           240,825
     8,000   Carolina Power & Light Company...................           376,500
    11,100   Central & Southwest Corporation..................           304,556
     8,332   Cinergy..........................................           286,413
    12,300   Consolidated Edison, Inc.........................           650,363
    10,350   Dominion Resources, Inc..........................           483,863
     7,600   DTE Energy Company...............................           325,850
    19,050   Duke Energy Corporation..........................         1,220,391
    18,600   Edison International.............................           518,475
    13,000   Entergy Corporation..............................           404,625
    12,500   FirstEnergy Corporation..........................           407,031
     9,500   FPL Group, Inc...................................           585,438
     6,800   GPU, Inc.........................................           300,475
    15,622   Houston Industries, Inc..........................           501,857
     5,800   New Century Energies, Inc........................           282,750
     9,800   Niagra Mohawk Power Corporation (b)..............           158,025
     8,000   Northern States Power Company....................           222,000
    20,100   Pacific Gas & Electric Company...................           633,150
    15,700   Pacificorp.......................................           330,681
    11,800   Peco Energy Company..............................           491,175
     8,000   PP&L Resources, Inc..............................           223,000
    12,150   Public Service Enterprise Group..................           486,000
    36,700   Southern Company.................................         1,066,594
    14,662   Texas Utilities Company..........................           684,532
    11,400   Unicom Corporation...............................           439,613
                                                                ----------------
                                                                      12,847,451
                                                                ----------------
    Natural Gas (.6%)
    11,200   Coastal Corporation..............................           391,300
     4,450   Columbia Gas System, Inc.........................           256,988
     5,100   Consolidated Natural Gas Company.................           275,400
    17,300   Enron Corporation................................           987,181
     2,500   Nicor, Inc.......................................           105,625
     1,700   Oneok, Inc.......................................            61,413
     1,900   Peoples Energy Corporation.......................            75,763
    12,666   Sempra Energy....................................           321,400
     5,700   Sonat, Inc.......................................           154,256
    22,300   The Williams Company.............................           695,481
                                                                ----------------
                                                                       3,324,807
                                                                ----------------
                                                                     535,833,736
Total common stock (cost: $303,718,359).......................
                                                                ----------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                                    MARKET
PRINCIPAL                                                                          VALUE(a)
----------                                                                     ----------------
SHORT-TERM SECURITIES (.2%)
$  847,626   Temporary Investment Fund--Temp Fund Portfolio, current rate
               4.990%........................................................    $      847,626
                                                                               ----------------
             Total short-term securities (cost: $847,626)....................           847,626
                                                                               ----------------
             Total investments in securities (cost: $304,565,985) (d)........    $  536,681,362
                                                                               ----------------
                                                                               ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.4% of net assets in foreign securities at December 31, 1998.
(d) At December 31, 1998 the cost of securities for federal income tax purposes was $307,269,070. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $241,628,940
Gross unrealized depreciation..........   (12,216,648)
                                         ------------
Net unrealized appreciation............  $229,412,292
                                         ------------
                                         ------------

CAPITAL APPRECIATION PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
COMMON STOCK (96.5%)
  CAPITAL GOODS (9.1%)
    Electrical Equipment (2.1%)
   256,600   CBS Corporation..................................    $    8,403,650
                                                                ----------------
    Manufacturing (3.7%)
   191,600   Tyco International, Ltd..........................        14,453,825
                                                                ----------------
    Waste Management (3.3%)
   275,200   Waste Management, Inc............................        12,831,200
                                                                ----------------
  COMMUNICATION SERVICES (6.7%)
    Cellular (3.1%)
   169,900   Airtouch Communications (b)......................        12,254,037
                                                                ----------------
    Telecommunication (3.6%)
   194,700   MCI Worldcom, Inc. (b)...........................        13,969,725
                                                                ----------------
  CONSUMER CYCLICAL (12.7%)
    Building Materials (2.0%)
   280,400   Masco Corporation................................         8,061,500
                                                                ----------------
    Retail (7.6%)
   247,599   Home Depot, Inc..................................        15,149,964
   209,500   Office Depot, Inc. (b)...........................         7,738,406
    83,800   Wal-Mart Stores..................................         6,824,462
                                                                ----------------
                                                                      29,712,832
                                                                ----------------
    Service (1.9%)
   398,600   Cendant Corporation (b)..........................         7,598,313
                                                                ----------------
    Textiles (1.2%)
    75,900   Tommy Hilfiger Corporation (b)...................         4,554,000
                                                                ----------------
  CONSUMER STAPLES (7.7%)
    Broadcasting (0.6%)
    35,600   Jacor Communications, Inc. (b)...................         2,291,750
                                                                ----------------
    Entertainment (2.8%)
   231,200   Carnival Corporation.............................        11,097,600
                                                                ----------------
    Restaurants (4.3%)
   204,600   Papa John's International, Inc. (b)..............         9,027,975
   141,800   Starbucks Corporation (b)........................         7,958,525
                                                                ----------------
                                                                      16,986,500
                                                                ----------------
  FINANCIAL (11.3%)
    Banks (4.5%)
   114,352   BankAmerica Corporation..........................         6,875,440
   275,100   Wells Fargo Company..............................        10,986,806
                                                                ----------------
                                                                      17,862,246
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  FINANCIAL--CONTINUED
    Consumer Finance (2.1%)
   326,650   MBNA Corporation.................................    $    8,145,834
                                                                ----------------
    Finance--Diversified (4.7%)
   178,000   Federal National Mortgage Association............        13,172,000
   132,900   MGIC Investment Corporation......................         5,291,081
                                                                ----------------
                                                                      18,463,081
                                                                ----------------
  HEALTH CARE (11.1%)
    Drugs (5.3%)
   228,200   Bergen Brunswig Corporation......................         7,958,475
    96,150   Cardinal Health, Inc.............................         7,295,381
    45,000   Pfizer, Inc......................................         5,644,688
                                                                ----------------
                                                                      20,898,544
                                                                ----------------
    Health Care--Diversified (1.8%)
    92,000   Warner-Lambert Company...........................         6,917,250
                                                                ----------------
    Special Services (4.0%)
   303,600   Omnicare, Inc....................................        10,550,100
   180,300   Steris Corporation (b)...........................         5,127,281
                                                                ----------------
                                                                      15,677,381
                                                                ----------------
  TECHNOLOGY (34.6%)
   363,400   ADC Telecommunications, Inc. (b).................        12,628,150
   263,100   BMC Software, Inc. (b)...........................        11,724,394
   237,700   Cadence Design Systems, Inc. (b).................         7,071,575
   115,975   Cisco Systems, Inc. (b)..........................        10,763,930
   124,700   Compuware Corporation (b)........................         9,742,188
   175,600   Fiserv (b).......................................         9,032,425
   468,100   HBO & Company....................................        13,428,619
   155,300   HNC Software, Inc. (b)...........................         6,279,944
    40,900   Microsoft Corporation (b)........................         5,672,319
   220,000   Network Associates (b)...........................        14,575,000
   362,000   Sterling Commerce, Inc. (b)......................        16,290,000
   158,400   Synopsys, Inc. (b)...............................         8,593,200
   147,500   Tellabs, Inc. (b)................................        10,112,969
                                                                ----------------
                                                                     135,914,713
                                                                ----------------
  UTILITIES (3.3%)
    Electric Companies (3.3%)
   271,200   AES Corporation (b)..............................        12,848,100
                                                                ----------------
                                                                     378,942,081
Total common stock (cost: $249,113,058).......................
                                                                ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (3.5%)
$7,782,525   Temporary Investment Fund--Temp Fund Portfolio, current rate
               4.990%.............................................................     7,782,525
 5,970,000   U.S. Treasury Bond...............................   4.518%   02/04/99     5,947,791
                                                                                    ------------
             Total short-term securities (cost: $13,727,506)......................    13,730,316
                                                                                    ------------
             Total investments in securities (cost: $262,840,564) (c).............  $392,672,397
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1998 the cost of securities for federal income tax purposes was $263,769,709. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $131,545,284
Gross unrealized depreciation..........    (2,642,596)
                                         ------------
Net unrealized appreciation............  $128,902,688
                                         ------------
                                         ------------

INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
COMMON STOCK (86.6%)
  ARGENTINA (3.4%)
    Banks (1.8%)
    108,000   Argentaria Bancaria ADR..........................    $    5,562,000
    Chemicals (1.6%)
    176,400   YPF Sociedad Anonima ADR.........................         4,928,175
                                                                 ----------------
                                                                       10,490,175
                                                                 ----------------
  AUSTRALIA (4.8%)
    Air Freight (.9%)
    752,100   Mayne Nickless, Ltd..............................         2,786,067
    Airlines (.6%)
     85,000   Qantas Airways ADR 144A Issue (c)................         1,736,116
    Banks (.5%)
    102,304   National Australia Bank..........................         1,540,949
    Broadcasting (.8%)
  1,203,360   Cable & Wireless Optus...........................         2,527,262
    Houseware (.1%)
     86,848   BTR PLC..........................................           170,165
    Insurance (.9%)
  1,840,000   Reinsurance Australia Corporation................         2,817,683
    Manufacturing (.9%)
  1,315,401   Pioneer International, Ltd.......................         2,778,676
    Retail (.1%)
    345,500   David Jones......................................           380,786
                                                                 ----------------
                                                                       14,737,704
                                                                 ----------------
  AUSTRIA (.9%)
    Electrical Equipment (.4%)
      8,400   Evn..............................................         1,187,846
    Real Estate (.2%)
     12,980   Bohler-Uddeholm 144A Issue (c)...................           603,394
    Service (.3%)
     10,850   Va Technologie 144A Issue (c)....................           939,066
                                                                 ----------------
                                                                        2,730,306
                                                                 ----------------
  BELGIUM (.2%)
    Mining (.2%)
     20,000   Union Miniere....................................           760,160
                                                                 ----------------
  BERMUDA (1.4%)
    Insurance (1.4%)
     59,400   Excel Limited....................................         4,455,000
                                                                 ----------------
  BRAZIL (.5%)
    Oil & Gas (.5%)
    137,900   Petrobras........................................         1,563,676
                                                                 ----------------
  CANADA (1.9%)
    Banks (.4%)
     50,000   Imperial Bank Canada.............................         1,242,236
    Chemicals (.6%)
    212,200   Agrium, Inc......................................         1,843,487
    Food (.1%)
     37,690   Sobeys Canada, Inc...............................           418,915
    Oil & Gas (.7%)
    470,100   Ranger Oil, Ltd..................................         2,086,069

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  CANADA--CONTINUED
    Transport Services (.1%)
     38,600   Laidlaw, Inc.....................................    $      388,412
                                                                 ----------------
                                                                        5,979,119
                                                                 ----------------
  CHILE (.4%)
    Telecommunication (.4%)
     59,500   Cia Telecom Chile ADR............................         1,230,906
                                                                 ----------------
  FINLAND (2.8%)
    Banks (2.2%)
  1,085,000   Merita Bank......................................         6,887,802
    Paper and Forest (.3%)
    107,500   Metsa Serla B....................................           879,532
    Retail (.3%)
     85,000   Amer Group Limited (b)...........................           883,130
                                                                 ----------------
                                                                        8,650,464
                                                                 ----------------
  FRANCE (9.3%)
    Aluminum (.3%)
      7,000   Pechiney.........................................           228,292
     40,894   Pechiney ADR.....................................           659,416
      2,000   Pechiney Certificate of Investment...............            72,553
    Banks (2.1%)
     17,800   Banque Nationale de Paris ADR....................         1,463,850
     61,300   Banque Nationale de Paris ADR 144A Issue (c).....         5,050,164
    Chemicals (3.1%)
    122,325   Rhone-Polenc.....................................         6,286,865
     27,862   Societe National Elf Aquitaine...................         3,216,436
    Electrical Equipment (1.1%)
     19,365   Alcatel Alsthom..................................         2,367,029
      4,837   Marine Wendel....................................           950,821
    Investment Bankers/Brokers (2.6%)
     54,927   AXA..............................................         7,950,619
    Technology (.1%)
      8,800   Alcatel ADR......................................           215,050
                                                                 ----------------
                                                                       28,461,095
                                                                 ----------------
  GERMANY (2.3%)
    Banks (1.6%)
     82,050   Deutsche Bank....................................         4,821,698
    Chemicals (.7%)
     49,400   Bayer............................................         2,071,040
                                                                 ----------------
                                                                        6,892,738
                                                                 ----------------
  HONG KONG (6.7%)
    Aerospace/Defense (.4%)
    821,900   Hong Kong Aircraft Engineering...................         1,124,568
    Airlines (1.3%)
    674,000   Swire Pacific A..................................         3,018,910
  1,519,800   Swire Pacific B..................................         1,010,310
    Banks (1.2%)
    145,414   HSBC Holdings....................................         3,622,633
    Electric Companies (.9%)
    965,000   Hong Kong Electric Holdings......................         2,927,224
    Investment Bankers/Brokers (.2%)
    113,000   Peregrine Investment Holdings (b)................                --

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  HONG KONG--CONTINUED
  1,109,000   South China......................................    $      569,023
    Real Estate (.5%)
    221,000   Hutchison Whampoa................................         1,561,842
    Restaurants (.3%)
  3,201,000   Cafe de Coral Holdings...........................         1,001,978
    Telecommunication (1.5%)
  2,700,000   Hong Kong Telecom................................         4,722,412
    Textiles (.2%)
  5,313,800   Yizheng Chem.....................................           486,995
    Transport Services (.2%)
    448,568   Jardine Strategic Holding........................           650,424
                                                                 ----------------
                                                                       20,696,319
                                                                 ----------------
  INDONESIA (.2%)
    Telecommunication (.2%)
     62,600   Indosat ADS......................................           762,937
                                                                 ----------------
  ISRAEL (1.0%)
    Drugs (1.0%)
     78,700   Teva Pharmaceutical..............................         3,202,106
                                                                 ----------------
  ITALY (3.5%)
    Auto (.7%)
    639,760   Fiat SPA.........................................         2,223,130
    Telecommunication (2.8%)
    278,000   Sirti Italian....................................         1,677,937
  1,105,000   Telecom Italia SPA...............................         6,957,151
                                                                 ----------------
                                                                       10,858,218
                                                                 ----------------
  JAPAN (2.0%)
    Drugs (1.1%)
    105,000   Ono Pharmaceutical...............................         3,280,669
    Electrical Equipment (.9%)
     40,000   Sony Corporation.................................         2,913,790
    Machinery ( -- )
     90,000   Hitachi Zosen Company............................           124,270
                                                                 ----------------
                                                                        6,318,729
                                                                 ----------------
  LUXEMBOURG (.7%)
    Mining (.7%)
    137,300   Minorco ADR......................................         2,085,244
                                                                 ----------------
  MEXICO (1.3%)
    Electrical Equipment (.1%)
    252,000   Vitro............................................           379,273
    Mining (.4%)
    540,000   Grupo Mexico Series B............................         1,270,909
    Telecommunication (.8%)
     53,610   Telefonos De Mexico ADR..........................         2,610,137
                                                                 ----------------
                                                                        4,260,319
                                                                 ----------------
  NETHERLANDS (7.8%)
    Building Materials ( -- )
     16,520   European Vinyls Corporation International........           130,930
    Electrical Equipment (2.0%)
     93,800   Philips Electronics..............................         6,286,596
    Insurance (3.8%)
     96,208   Aegon............................................        11,800,832
    Investment Bankers/Brokers (1.9%)
     94,686   Ing Groep........................................         5,766,780
                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  NETHERLANDS--CONTINUED
    Retail (.1%)
     16,703   Vendex...........................................    $      405,137
                                                                 ----------------
                                                                       24,390,275
                                                                 ----------------
  NEW ZEALAND (.7%)
    Airlines (.2%)
    481,000   Air New Zealand B................................           753,657
    Health Care -- Diversified (.5%)
  1,654,000   Carter Holt Harvey...............................         1,478,416
                                                                 ----------------
                                                                        2,232,073
                                                                 ----------------
  NORWAY (1.9%)
    Aluminum (.3%)
     78,000   Elkem............................................           934,292
    Chemicals (1.3%)
    575,580   Nycomed Amersham.................................         4,015,392
    Oil & Gas (.3%)
     98,000   Saga Petroleum...................................           896,515
                                                                 ----------------
                                                                        5,846,199
                                                                 ----------------
  PHILIPPINES (.5%)
    Telecommunication (.5%)
     54,000   Philippine Long Distance.........................         1,400,625
                                                                 ----------------
  PORTUGAL (.9%)
    Investment Bankers/Brokers (.9%)
     85,560   Banco Portugues de Investimento..................         2,898,516
                                                                 ----------------
  SINGAPORE (.6%)
    Air Freight (.2%)
     78,000   Singapore Airlines...............................           572,173
    Investment Bankers/Brokers (.4%)
    509,739   Jardine Matheson.................................         1,315,127
                                                                 ----------------
                                                                        1,887,300
                                                                 ----------------
  SOUTH AFRICA (.3%)
    Metal Fabrication (.3%)
     78,879   Anglo American Platinum..........................         1,081,562
                                                                 ----------------
  SPAIN (6.3%)
    Banks (.7%)
     45,800   Banco de Andalucia...............................         2,077,955
    Electric Companies (2.4%)
    110,000   Endesa...........................................         2,913,837
    250,000   Iberdrola........................................         4,676,160
    Oil & Gas (1.0%)
     57,000   Repsol...........................................         3,039,874
    Telecommunication (2.2%)
    150,000   Telefonica Bonus Rights..........................           133,152
    150,000   Telefonica De Esp................................         6,668,151
                                                                 ----------------
                                                                       19,509,129
                                                                 ----------------
  SWEDEN (5.0%)
    Aluminum (.4%)
     79,800   Granges..........................................         1,149,828
    Auto (1.7%)
     35,000   Autoliv, Inc.....................................         1,254,310
    178,500   Volvo............................................         4,088,793
    Banks (1.3%)
     95,500   Svenska Handlesbanken A..........................         4,022,291
    Electrical Equipment (1.0%)
    104,500   Electrolux.......................................         1,795,289

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  SWEDEN--CONTINUED
    122,000   Stora Kopperberg B...............................    $    1,352,217
    Publishing (.6%)
    114,500   Esselte..........................................         1,833,128
                                                                 ----------------
                                                                       15,495,856
                                                                 ----------------
  SWITZERLAND (5.7%)
    Banks (1.0%)
     18,525   Credit Suisse Group..............................         2,900,433
        370   Societe Genernale................................           362,402
    Electric Companies (.6%)
    115,900   Gener............................................         1,854,400
    Electrical Equipment (.7%)
      1,730   Asea Brown Boveri................................         2,028,328
    Investment Bankers/Brokers (2.1%)
      9,000   Zurich Allied....................................         6,665,453
    Telecommunication (1.3%)
      9,585   Swisscom.........................................         4,013,527
                                                                 ----------------
                                                                       17,824,543
                                                                 ----------------
  THAILAND (.9%)
    Banks (.9%)
  1,416,500   Bangkok Bank.....................................         2,934,738
                                                                 ----------------
  UNITED KINGDOM (10.6%)
    Air Freight (.6%)
    309,782   BG PLC...........................................         1,952,548
    Banks (.8%)
    118,943   Barclays.........................................         2,561,910
    Chemicals (1.0%)
  1,775,000   Medeva...........................................         3,126,974
    Construction (.2%)
    257,100   Hepworth.........................................           685,799
    Electric Companies (.6%)
    208,775   National Power...................................         1,797,332
  1,644,478   Albert Fisher Group..............................           150,318
    Engineering/Construction (.1%)
    190,368   Fairview Holdings................................           278,418
    Food (1.7%)
    380,736   Hillsdown Holdings...............................           480,903
    387,833   Somerfield.......................................         2,581,471
    322,900   Tate & Lyle......................................         1,797,765
    190,368   Terranova Foods..................................           351,186
    Houseware (.3%)
    690,000   Elementis........................................           957,537
    Iron and Steel (1.1%)
  2,225,400   British Steel....................................         3,291,684
                                                                      MARKET
  SHARES                                                             VALUE(a)
-----------                                                      ----------------
  UNITED KINGDOM--CONTINUED
    Machinery (1.3%)
  1,945,450   BTR PLC..........................................    $    4,009,237
    Manufacturing (.5%)
    344,000   Rolls-Royce......................................         1,423,567
    Natural Gas (.5%)
    821,100   Centrica PLC (b).................................         1,651,207
    Telecommunication (1.3%)
    260,000   British Telecom..................................         3,912,747
    Water Utilities (.6%)
    104,762   Thames Water.....................................         2,002,265
                                                                 ----------------
                                                                       33,012,868
                                                                 ----------------
  UNITED STATES (1.3%)
    Auto (1.3%)
    109,900   Autoliv, Inc.....................................         4,086,906
                                                                 ----------------
  VENEZUELA (.8%)
    Broadcasting (.8%)
    130,900   Cia Anonima Telefonos............................         2,331,656
                                                                 ----------------
                                                                      269,067,461
Total common stock (cost: $226,104,930)........................
                                                                 ----------------

PREFERRED STOCK (3.4%)
  ARGENTINA (.5%)
    Telephone (.5%)
     61,330   Telefonica de Argentina ADR......................         1,713,407
                                                                 ----------------
  BRAZIL (1.0%)
    Telecommunication (1.0%)
     41,300   Telebras ADR.....................................         3,001,994
                                                                 ----------------
  GERMANY (.5%)
    Telecommunication (.5%)
     46,192   Moebel Walther...................................         1,564,188
                                                                 ----------------
  UNITED KINGDOM (.8%)
    Water Utilities (.8%)
    168,500   Hyder PLC........................................         2,121,302
    137,700   Hyder PLC........................................           272,333
                                                                 ----------------
                                                                        2,393,635
                                                                 ----------------
  UNITED STATES (.6%)
    Telecommunication (.6%)
     42,300   SBC Communications, Inc..........................         1,882,350
                                                                 ----------------
                                                                       10,555,574
Total preferred stock (cost: $10,029,174)......................
                                                                 ----------------

                                                                                        MARKET
 PRINCIPAL                                                                             VALUE(a)
-----------                                                                        ----------------
SHORT-TERM SECURITIES (9.8%)
$16,336,566   Norwest Advantage Cash Investment Fund, current rate 5.059%........        16,336,566
 10,248,000   U.S. Treasury Bill...............................   3.850%  1/21/99        10,223,109
  4,045,000   U.S. Treasury Bill...............................   4.390%  2/18/99         4,021,768
                                                                                   ----------------
              Total short-term securities (cost: $30,577,661)....................        30,581,443
                                                                                   ----------------
              Total investments in securities (cost: $266,711,765)(d)............    $  310,204,478
                                                                                   ----------------
                                                                                   ----------------

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1998 includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE          COST
---------------------------------------  -----------   -----------
Banque Nationale de Paris ADR 144A.....    Various     $ 2,720,363
Bohler-Uddeholm 144A...................    Various         824,910
Qantas Airways Limited ADR 144A........    Various       1,350,928
Va Technologie 144A....................    Various       1,026,767
                                                       -----------
                                                       $ 5,922,968
                                                       -----------
                                                       -----------

(d) At December 31, 1998 the cost of securities for federal income tax purposes was $271,789,398. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 76,976,786
Gross unrealized depreciation..........   (38,561,706)
                                         ------------
Net unrealized appreciation............  $ 38,415,080
                                         ------------
                                         ------------

SMALL COMPANY PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
COMMON STOCK (96.1%)
  BASIC MATERIALS (5.9%)
    Agriculture Products (3.2%)
   137,950   NCO Group, Inc. (b)..............................    $    6,207,750
                                                                ----------------
    Chemicals (2.7%)
   181,078   Cambrex Corporation..............................         4,345,872
    24,770   The Valspar Corporation..........................           924,231
                                                                ----------------
                                                                       5,270,103
                                                                ----------------
  CAPITAL GOODS (9.3%)
    Engineering/Construction (5.3%)
    54,700   Dycom Industries, Inc. (b).......................         3,124,737
   220,500   United Rentals, Inc. (b).........................         7,304,062
                                                                ----------------
                                                                      10,428,799
                                                                ----------------
    Machinery (3.0%)
   144,900   Kaydon Corporation...............................         5,805,056
                                                                ----------------
    Manufacturing (1.0%)
    67,000   Graco, Inc.......................................         1,976,500
                                                                ----------------
  CONSUMER CYCLICAL (23.0%)
    Auto (.9%)
    67,100   CSK Auto Corporation (b).........................         1,790,731
                                                                ----------------
    Building Materials (2.1%)
   172,300   The Maxim Group, Inc. (b)........................         4,135,200
                                                                ----------------
    Distribution Durables (2.2%)
   187,500   MSC Industrial Direct Company (b)................         4,242,187
                                                                ----------------
    Houseware (.2%)
    12,800   Select Comfort Corporation (b)...................           338,400
                                                                ----------------
    Leisure (2.2%)
   231,100   American Skiing Corporation (b)..................         1,776,581
    99,310   National R V Holdings, Inc. (b)..................         2,557,232
                                                                ----------------
                                                                       4,333,813
                                                                ----------------
    Retail (2.0%)
    41,800   Abercrombie & Fitch Company (b)..................         2,957,350
    15,800   Kohls Corporation (b)............................           970,712
                                                                ----------------
                                                                       3,928,062
                                                                ----------------
    Service (9.0%)
   249,100   Acxiom Corporation (b)...........................         7,722,100
   157,800   Copart, Inc. (b).................................         5,108,775
   346,700   Fairfield Communities, Inc. (b)..................         3,835,369
    35,900   Sterigenics International, Inc. (b)..............           933,400
                                                                ----------------
                                                                      17,599,644
                                                                ----------------
    Special Services (1.4%)
    79,000   Curative Health Services (b).....................         2,646,500
                                                                ----------------
    Textiles (3.0%)
   160,900   Tropical Sportswear International (b)............         5,772,287
                                                                ----------------
  CONSUMER STAPLES (1.7%)
    Broadcasting (1.7%)
   144,600   United Video Satellite Group (b).................         3,416,175
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  ENERGY (1.4%)
    Oil (.7%)
   190,400   Newpark Resources, Inc. (b)......................    $    1,297,100
                                                                ----------------
    Oil & Gas (.7%)
    53,700   J. Ray McDermott Holdings, Inc. (b)..............         1,312,294
                                                                ----------------
  FINANCIAL (3.3%)
    Banks (1.1%)
    87,000   GBC Bancorp......................................         2,240,250
                                                                ----------------
    Commercial Finance (.2%)
     9,800   Health Care Financial Partners (b)...............           390,775
                                                                ----------------
    Insurance (2.0%)
    36,400   Reinsurance Group of America, Inc................         2,548,000
    97,900   Scottish Life & Annuity Holdings (b).............         1,346,125
                                                                ----------------
                                                                       3,894,125
                                                                ----------------
  HEALTH CARE (16.1%)
    Biotechnology (1.9%)
   124,000   Pharmaceutical Product Development, Inc. (b).....         3,727,750
                                                                ----------------
    Drugs (.3%)
   104,400   Cygnus, Inc. (b).................................           508,950
                                                                ----------------
    Hospital Management (3.2%)
   120,333   Sunrise Assisted Living, Inc. (b)................         6,242,274
                                                                ----------------
    Managed Care (1.1%)
   195,084   Concentra Managed Care, Inc. (b).................         2,084,960
                                                                ----------------
    Medical Products/Supplies (9.6%)
    48,900   Amerisource Health Corporation (b)...............         3,178,500
   192,500   Hanger Orthopedic Group (b)......................         4,331,250
    86,100   Patterson Dental Company (b).....................         3,745,350
   133,100   Sybron International Corporation (b).............         3,618,656
   133,566   Total Renal Care Holdings, Inc. (b)..............         3,948,552
                                                                ----------------
                                                                      18,822,308
                                                                ----------------
  TECHNOLOGY (31.7%)
     3,700   America Online, Inc. (b).........................           535,575
    23,076   Computron Software (b)...........................            21,634
   263,900   DII Group, Inc. (b)..............................         6,152,169
    55,200   DuPont Photomasks, Inc. (b)......................         2,342,550
    10,500   Excite, Inc. (b).................................           441,656
   159,600   Gartner Group, Inc. (b)..........................         3,391,500
    76,400   Global Imaging Systems, Inc. (b).................         1,852,700
    76,000   HNC Software, Inc. (b)...........................         3,073,250
    87,300   Infinium Software, Inc. (b)......................           545,625
     9,300   Infoseek Corporation (b).........................           459,188
    51,400   Level One Communications, Inc. (b)...............         1,824,700
    15,400   Lycos, Inc. (b)..................................           855,663
    49,400   MAPICS, Inc. (b).................................           815,100
   178,050   Mastech Corporation (b)..........................         5,096,681
   115,000   Maximus, Inc. (b)................................         4,255,000
    79,100   Orbotech, Ltd. (b)(c)............................         3,747,363
    61,600   Peapod, Inc. (b).................................           419,650
    14,500   Sapient Corporation (b)..........................           812,000
   141,800   Saville Systems PLC ADR (b)(c)...................         2,694,200
   147,600   Secure Computing Corporation (b).................         2,813,625

              See accompanying notes to investments in securities.

SMALL COMPANY PORTFOLIO

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  TECHNOLOGY--CONTINUED
   136,600   Softworks, Inc. (b)..............................    $      964,738
    59,100   Terayon Communication Systems (b)................         2,186,700
    85,500   The Bisys Group, Inc. (b)........................         4,413,938
    30,900   Uniphase Corporation (b).........................         2,143,688
   220,200   USWebb (b).......................................         5,807,775
    52,500   Xylan Corporation (b)............................           922,031
     2,700   Yahoo!, Inc. (b).................................           634,669
    94,500   Zebra Technologies Corporation (b)...............         2,716,875
                                                                ----------------
                                                                      61,940,243
                                                                ----------------
                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  TRANSPORTATION (3.7%)
    Air Freight (1.5%)
   121,600   Eagle USA Airfreight, Inc. (b)...................    $    2,979,200
                                                                ----------------
    Airlines (2.2%)
   133,800   Skywest, Inc.....................................         4,373,588
                                                                ----------------
Total common stock
(cost: $137,599,267)..........................................       187,705,024
                                                                ----------------

 PRINCIPAL
-----------
SHORT-TERM SECURITIES (5.4%)
$ 3,631,266   Temporary Investment Fund--Temp Fund Portfolio, current rate 4.990%...     3,631,266
  2,615,000   Ciesco LP........................................    5.451%   01/06/99     2,612,779
  1,485,000   U.S. Treasury Bill...............................    3.933%   01/07/99     1,484,596
  2,900,000   U.S. Treasury Bill...............................    4.412%   03/11/99     2,876,980
                                                                                      ------------
              Total short-term securities (cost: $10,604,086).......................    10,605,621
                                                                                      ------------
              Total investments in securities (cost: $148,203,353) (d)..............  $198,310,645
                                                                                      ------------
                                                                                      ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.3% of net assets in foreign securities as of December 31, 1998.
(d) At December 31, 1998 the cost of securities for federal income tax purposes was $151,365,549. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $55,734,459
Gross unrealized depreciation..........   (8,789,363)
                                         -----------
Net unrealized appreciation............  $46,945,096
                                         -----------
                                         -----------

MATURING GOVERNMENT BOND 2002 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
----------                                                                        ----------------
LONG-TERM DEBT SECURITIES (98.7%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.7%)
$1,085,000   Federal Home Loan Mortgage Corporation (b).......   4.835% 08/15/02     $     910,849
   500,000   Financial Corporation Strip (b)..................   7.040% 06/27/02           420,744
   360,000   Financial Corporation Strip (b)..................   6.362% 09/07/02           300,391
   525,000   FNMA Strip (b)...................................   7.600% 02/01/02           451,494
   425,000   FNMA Strip (b)...................................   6.367% 08/01/03           339,048
   182,000   Israel Government Trust Certificates (b).........   7.030% 05/15/02           154,461
   325,000   Israel Government Trust Certificates (b).........   5.946% 05/15/02           275,824
   250,000   Israel Government Trust Certificates (b).........   5.530% 11/15/02           208,312
 1,150,000   Tennessee Valley Authority Strip (b).............   7.400% 04/15/03           927,669
   790,000   U.S. Treasury Strip (b)..........................   6.706% 08/15/02           667,897
 2,450,000   U.S. Treasury Strip (b)..........................   5.676% 02/15/03         2,022,963
   100,000   U.S. Treasury Principal Strip (b)................   6.278% 02/15/03            82,536
                                                                                  ----------------
             Total long-term debt securities (cost: $6,470,611).................         6,762,188
                                                                                  ----------------
SHORT-TERM SECURITIES (1.3%)
    91,969   Trust for Federal Securities--Federal Trust Fund, current rate
               4.780%...........................................................            91,969
                                                                                  ----------------
             Total short-term securities (cost: $91,969)........................            91,969
                                                                                  ----------------
             Total investments in securities (cost: $6,562,580) (c).............     $   6,854,157
                                                                                  ----------------
                                                                                  ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1998 the cost of securities for federal income tax purposes was $6,568,453. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $288,743
Gross unrealized depreciation..........    (3,039)
                                         --------
Net unrealized appreciation............  $285,704
                                         --------
                                         --------

MATURING GOVERNMENT BOND 2006 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
LONG-TERM DEBT SECURITIES (98.7%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.7%)
$  501,000   Financial Corporation Strip (b)..................  5.090% 11/11/06     $     336,336
   921,000   Financial Corporation Strip (b)..................  7.647% 09/07/07           588,647
   810,000   FNMA Strip (b)...................................  7.620% 08/01/05           580,307
   553,000   Israel Government Trust Certificate (b)..........  7.440% 11/15/05           393,260
 1,000,000   Israel State Aid (b).............................  6.578% 11/15/06           680,319
 1,000,000   Resolution Funding Corporation Strip (b).........  7.461% 07/15/07           655,929
 3,785,000   U.S. Treasury Strip (b)..........................  5.949% 11/15/06         2,612,820
 1,375,000   U.S. Treasury Strip (b)..........................  5.534% 02/15/07           929,815
                                                                                 ----------------
             Total long-term debt securities (cost: $6,037,225)................         6,777,433
                                                                                 ----------------
SHORT-TERM SECURITIES (1.3%)
    88,896   Trust for Federal Securities--Federal Trust Fund, current rate
               4.780%..........................................................            88,896
                                                                                 ----------------
             Total short-term securities (cost: $88,896).......................            88,896
                                                                                 ----------------
             Total investments in securities (cost: $6,126,121) (c)............     $   6,866,329
                                                                                 ----------------
                                                                                 ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1998 the cost of securities for federal income tax purposes was $6,143,374. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $730,697
Gross unrealized depreciation..........    (7,742)
                                         --------
Net unrealized appreciation............  $722,955
                                         --------
                                         --------

MATURING GOVERNMENT BOND 2010 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 3, 1999
(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
LONG-TERM DEBT SECURITIES (99.5%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.5%)
$  412,000   Financial Corporation Strip (b)..................  5.490% 11/02/10     $     213,247
   945,000   Financial Corporation Strip (b)..................  7.920% 08/08/11           464,533
   500,000   FNMA Strip (b)...................................  7.700% 02/12/10           273,429
   950,000   FNMA Strip (b)...................................  5.695% 09/23/10           496,925
   132,000   Israel Government Trust Certificate (b)..........  7.660% 05/15/10            71,417
   515,000   Israel State Aid (b).............................  8.264% 03/15/10           284,223
 1,100,000   Israel State Aid (b).............................  6.850% 08/15/11           553,464
   350,000   Resolution Funding Corporation Strip (b).........  7.590% 04/15/11           180,796
   524,000   Turkey Government Trust Certificate (b)..........  6.687% 11/15/10           274,675
 2,615,000   U.S. Treasury Strip (b)..........................  5.610% 05/15/10         1,457,729
 1,975,000   U.S. Treasury Strip (b)..........................  6.266% 02/15/11         1,050,461
   575,000   U.S. Treasury Strip (b)..........................  6.930% 08/15/11           296,504
                                                                                 ----------------
             Total long-term debt securities (cost: $4,923,165)................     $   5,617,403
                                                                                 ----------------
SHORT-TERM SECURITIES (.5%)
    30,809   Trust for Federal Securities--Federal Trust Fund, current rate
               4.780%..........................................................            30,809
                                                                                 ----------------
             Total short-term securities (cost: $30,809).......................            30,809
                                                                                 ----------------
             Total investments in securities (cost: $4,953,974) (c)............     $   5,648,212
                                                                                 ----------------
                                                                                 ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1998 the cost of securities for federal income tax purposes was $4,970,012. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $684,458
Gross unrealized depreciation..........    (6,258)
                                         --------
Net unrealized appreciation............  $678,200
                                         --------
                                         --------

VALUE STOCK PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
COMMON STOCK (94.0%)
  BASIC MATERIALS (8.8%)
    Aluminum (1.5%)
    60,380   Reynolds Metals Company..........................    $    3,181,271
                                                                ----------------
    Chemicals (3.6%)
    35,370   E.I. DuPont De Nemours & Company.................         1,876,821
   149,550   Morton International, Inc........................         3,663,975
    74,240   Sigma-Aldrich....................................         2,180,800
                                                                ----------------
                                                                       7,721,596
                                                                ----------------
    Paper and Forest (3.7%)
   122,255   Fort James Corporation...........................         4,890,200
    59,000   Louisianna-Pacific Corporation...................         1,080,437
    67,550   Mead Corporation.................................         1,980,059
                                                                ----------------
                                                                       7,950,696
                                                                ----------------
  CAPITAL GOODS (4.9%)
    Containers--Metal/Glass (.2%)
     4,780   Crown Cork & Seal Company, Inc...................           147,284
     7,600   Owens-Illinois, Inc. (b).........................           232,750
                                                                ----------------
                                                                         380,034
                                                                ----------------
    Electrical Equipment (4.7%)
   164,890   Diebold..........................................         5,884,512
   128,250   Raychem Corporation..............................         4,144,078
                                                                ----------------
                                                                      10,028,590
                                                                ----------------
  COMMUNICATION SERVICES (11.9%)
    Telecommunication (1.6%)
    48,590   MCI Worldcom, Inc. (b)...........................         3,486,332
                                                                ----------------
    Telephone (10.3%)
    75,515   AT&T Corporation.................................         5,682,504
    63,090   Bell Atlantic Corporation........................         3,584,301
    81,250   Bellsouth Corporation............................         4,052,344
    33,455   GTE Corporation..................................         2,256,122
   120,510   SBC Communications, Inc..........................         6,462,349
                                                                ----------------
                                                                      22,037,620
                                                                ----------------
  CONSUMER CYCLICAL (7.7%)
    Auto (2.3%)
    49,390   Ford Motor Company...............................         2,898,576
    27,880   General Motors Corporation.......................         1,995,162
                                                                ----------------
                                                                       4,893,738
                                                                ----------------
    Publishing (.1%)
     8,795   Reader's Digest Association......................           221,524
                                                                ----------------
    Retail (2.2%)
    47,795   CompUSA, Inc. (b)................................           624,322
    50,730   Consolidated Stores Corporation (b)..............         1,024,112
    68,825   Federated Department Stores (b)..................         2,998,189
                                                                ----------------
                                                                       4,646,623
                                                                ----------------
    Service (3.1%)
    28,000   Cendant Corporation (b)..........................           533,750
    39,030   Equity Corporation International (b).............         1,036,734

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  CONSUMER CYCLICAL--CONTINUED
    47,795   H & R Block, Inc.................................    $    2,150,775
    52,895   Service Corporation International................         2,013,316
    17,845   Tele-Communications, Inc. (b)....................           987,052
                                                                ----------------
                                                                       6,721,627
                                                                ----------------
  CONSUMER STAPLES (8.7%)
    Food (3.0%)
   193,000   Hormel Foods Corporation.........................         6,320,750
                                                                ----------------
    Retail (1.4%)
   283,580   Food Lion, Inc...................................         3,013,037
                                                                ----------------
    Service (1.7%)
    97,660   Deluxe Corporation...............................         3,570,694
                                                                ----------------
    Tobacco (2.6%)
   103,075   Philip Morris Companies, Inc.....................         5,514,512
                                                                ----------------
  ENERGY (10.8%)
    Oil (9.9%)
    40,465   Amoco Corporation................................         2,443,074
    27,560   Chevron Corporation..............................         2,285,758
    99,095   Exxon Corporation................................         7,246,322
    37,000   Mobil Corporation................................         3,223,625
    22,625   Texaco, Inc......................................         1,196,297
   173,335   YPF Sociedad Anonima (c).........................         4,842,547
                                                                ----------------
                                                                      21,237,623
                                                                ----------------
    Oil & Gas (.9%)
    12,585   Atlantic Richfield Company.......................           821,171
    31,000   K N Energy, Inc..................................         1,127,625
                                                                ----------------
                                                                       1,948,796
                                                                ----------------
  FINANCIAL (24.2%)
    Auto Finance (.5%)
    25,100   Fleet Financial Group, Inc.......................         1,121,656
                                                                ----------------
    Banks (8.3%)
    61,830   Bank One Corporation.............................         3,157,194
    74,080   BankAmerica Corporation..........................         4,454,060
    34,255   Chase Manhattan Corporation......................         2,331,481
    38,715   First Union Corporation..........................         2,354,356
    15,300   National City Corporation........................         1,109,250
    78,860   TCF Financial Corporation........................         1,907,426
    61,500   Wells Fargo Company..............................         2,456,156
                                                                ----------------
                                                                      17,769,923
                                                                ----------------
    Consumer Finance (1.8%)
    37,440   American Express Company.........................         3,828,240
                                                                ----------------
    Finance--Diversified (2.6%)
    76,310   Federal National Mortgage Association............         5,646,940
                                                                ----------------
    Insurance (6.8%)
    32,180   Allstate Corporation.............................         1,242,953
    25,490   American International Group.....................         2,462,971
   158,190   Everest Reinsurance Holdings.....................         6,159,523
    94,300   CitiGroup, Inc...................................         4,667,850
                                                                ----------------
                                                                      14,533,297
                                                                ----------------

              See accompanying notes to investments in securities.

VALUE STOCK PORTFOLIO

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  FINANCIAL--CONTINUED
    Investment Bankers/Brokers (.8%)
    24,695   Morgan Stanley Dean Witter.......................    $    1,753,345
                                                                ----------------
    Real Estate Investment Trust (1.7%)
    91,290   Equity Residential Properties....................         3,691,539
                                                                ----------------
    Savings and Loans (1.7%)
   262,805   Sovereign Bancorp, Inc...........................         3,744,971
                                                                ----------------
  TECHNOLOGY (4.6%)
    54,000   Electronic Data Systems Corporation..............         2,713,500
    38,200   International Business Machines..................         7,057,450
                                                                ----------------
                                                                       9,770,950
                                                                ----------------
  TRANSPORTATION (2.5%)
    Air Freight (.2%)
     9,080   Airborne Freight Corporation.....................           327,448
                                                                ----------------
    Railroads (1.0%)
    49,545   Union Pacific Corporation........................         2,232,622
                                                                ----------------
    Trucking (1.3%)
    72,490   CNF Transportation...............................         2,722,906
                                                                ----------------
                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  UTILITIES (9.9%)
    Electric Companies (8.4%)
    46,200   AES Corporation (b)..............................    $    2,188,725
   112,510   Dominion Resources, Inc..........................         5,259,843
   192,965   Teco Energy......................................         5,439,201
   108,530   Texas Utilities Company..........................         5,066,994
                                                                ----------------
                                                                      17,954,763
                                                                ----------------
    Natural Gas (1.5%)
    92,485   El Paso Energy Corporation.......................         3,219,634
                                                                ----------------
Total common stock
(cost: $172,755,559)..........................................       201,193,297
                                                                ----------------

PREFERRED STOCK (1.1%)
  COMMUNICATION SERVICES (1.1%)
    Telephone (1.1%)
    35,210   Mediaone, Inc....................................         2,341,465
                                                                ----------------
Total preferred stock
(cost: $2,044,804)............................................         2,341,465
                                                                ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (4.5%)
$7,828,911   Temporary Investment Fund--Temp Fund Portfolio, current rate
               4.990%............................................................     7,828,911
   430,000   U.S. Treasury Bill...............................    4.258% 01/07/99       429,883
 1,350,000   U.S. Treasury Bill...............................    4.402% 03/11/99     1,339,284
                                                                                   ------------
             Total short-term securities (cost: $9,597,354)......................     9,598,078
                                                                                   ------------
             Total investments in securities (cost: $184,397,717) (d)............  $213,132,840
                                                                                   ------------
                                                                                   ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.3% of net assets in foreign securities as of December 31, 1998.
(d) At December 31, 1998 the cost of securities for federal income tax purposes was $184,522,367. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $34,677,528
Gross unrealized depreciation..........   (6,067,055)
                                         -----------
Net unrealized appreciation............  $28,610,473
                                         -----------
                                         -----------

SMALL COMPANY VALUE PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
COMMON STOCK (96.0%)
  BASIC MATERIALS (5.6%)
    Aluminum (.5%)
   4,500   Century Aluminum Company.........................     $      42,469
                                                              ----------------
    Chemicals (3.8%)
   5,700   A. Schulman, Inc.................................           129,319
   1,800   Minerals Technologies, Inc.......................            73,687
   6,900   Quest Diagnostics, Inc. (b)......................           122,906
                                                              ----------------
                                                                       325,912
                                                              ----------------
    Paper and Forest (1.3%)
   6,300   Wausau-Mosinee Paper Corporation.................           111,431
                                                              ----------------
  CAPITAL GOODS (9.5%)
    Aerospace/Defense (.8%)
   3,200   BE Aerospace, Inc. (b)...........................            67,200
                                                              ----------------
    Electrical Equipment (1.0%)
   5,000   Watsco, Inc......................................            83,750
                                                              ----------------
    Machinery (1.5%)
     600   Tecumseh Products Company........................            27,975
   4,100   Westinghouse Air Brake Company...................           100,194
                                                              ----------------
                                                                       128,169
                                                              ----------------
    Manufacturing (3.0%)
   4,600   A.O. Smith Corporation...........................           112,988
   4,500   United Dominion Industries.......................            91,687
   3,400   Walter Industries, Inc. (b)......................            52,062
                                                              ----------------
                                                                       256,737
                                                              ----------------
    Metal Fabrication (3.2%)
   6,000   Gibraltar Steel Corporation (b)..................           136,500
   5,500   Tower Automotive, Inc. (b).......................           137,156
                                                              ----------------
                                                                       273,656
                                                              ----------------
  CONSUMER CYCLICAL (14.3%)
    Auto (2.0%)
     800   Arvin Industries, Inc............................            33,350
  10,400   Intermet Corporation.............................           135,850
                                                              ----------------
                                                                       169,200
                                                              ----------------
    Building Materials (2.5%)
   5,800   D.R. Horton, Inc.................................           133,400
   2,800   Kaufman & Broad Home Corporation.................            80,500
                                                              ----------------
                                                                       213,900
                                                              ----------------
    Lodging--Hotel (.7%)
   3,500   Meristar Hospitality Corporation.................            64,969
                                                              ----------------
    Publishing (1.3%)
   7,300   Journal Register Company (b).....................           109,500
                                                              ----------------
    Retail (3.5%)
   3,400   Michaels Stores, Inc. (b)........................            61,519
   3,200   Shopko Stores (b)................................           106,400
   4,200   Zale Corporation (b).............................           135,450
                                                              ----------------
                                                                       303,369
                                                              ----------------

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CONSUMER CYCLICAL--CONTINUED
    Service (1.1%)
   3,600   Equity Corporation International (b).............     $      95,625
                                                              ----------------
    Textiles (3.2%)
   1,700   American Woodmark Corporation....................            58,225
   1,800   Pillowtex Corporation............................            48,150
   4,800   Tropical Sportswear International Corporation
             (b)............................................           172,200
                                                              ----------------
                                                                       278,575
                                                              ----------------
  CONSUMER STAPLES (11.2%)
    Beverage (2.0%)
     900   Adolph Coors Company.............................            50,794
   2,900   Robert Mondovi Corporation (b)...................           118,537
                                                              ----------------
                                                                       169,331
                                                              ----------------
    Food (2.4%)
   6,000   Chiquita Brands International....................            57,375
   4,800   Earthgrains Company..............................           148,500
                                                              ----------------
                                                                       205,875
                                                              ----------------
    Food & Health (2.5%)
   6,700   International Multifoods Corporation.............           172,944
   2,800   Merkert American Corporation (b).................            42,350
                                                              ----------------
                                                                       215,294
                                                              ----------------
    Household Products (2.2%)
   4,800   First Brands Corporation.........................           189,300
                                                              ----------------
    Restaurants (1.8%)
   2,600   Bob Evans Farms..................................            67,762
   3,100   The Cheesecake Factory (b).......................            91,935
                                                              ----------------
                                                                       159,697
                                                              ----------------
    Retail (.3%)
     600   Longs Drug Stores Corporation....................            22,500
                                                              ----------------
  ENERGY (3.9%)
    Oil & Gas (3.9%)
   3,600   Houston Exploration Company (b)..................            71,550
   7,600   Oceaneering International, Inc. (b)..............           114,000
   1,600   Seacor Smit, Inc. (b)............................            79,100
   5,900   Tesoro Petroleum Corporation (b).................            71,537
                                                              ----------------
                                                                       336,187
                                                              ----------------
  FINANCIAL (31.3%)
    Banks (7.1%)
   2,300   BancorpSouth, Inc................................            41,544
   2,600   BankNorth Group, Inc.............................            97,825
   5,750   Commercial Federal Corporation...................           133,328
   1,900   Corus Bankshares, Inc............................            61,275
   8,300   Peoples Heritage Financial Group, Inc............           166,000
   6,200   Republic Bancorp, Inc............................            84,475
   1,300   UST Corporation..................................            30,631
                                                              ----------------
                                                                       615,078
                                                              ----------------
    Finance--Diversified (1.4%)
   5,100   Avis Rent A Car (b)..............................           123,356
                                                              ----------------

              See accompanying notes to investments in securities.

SMALL COMPANY VALUE PORTFOLIO

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  FINANCIAL--CONTINUED
    Insurance (7.1%)
   4,200   Amerin (b).......................................     $      99,225
   5,600   Amerus Life Holdings.............................           125,300
   1,800   Delphi Financial Group (b).......................            94,388
   1,800   Landamerica Financial Group......................           100,463
     600   NAC Re Corporation...............................            28,163
     500   Reinsurance Group of America, Inc................            35,000
   4,075   RLI Corporation..................................           135,494
                                                              ----------------
                                                                       618,033
                                                              ----------------
    Real Estate Investment Trust (13.6%)
   3,100   Apartment Investment & Management Company........           115,281
   3,400   Camden Property Trust............................            88,400
   3,700   First Industrial Realty Trust....................            99,206
   1,800   Franchise Finance Corporation of America.........            43,200
   5,800   Glenborough Realty Trust, Inc....................           118,175
   3,600   Kilroy Realty....................................            82,800
   6,500   Pacific Gulf Properties, Inc.....................           130,406
   3,900   Pan Pacific Retail Properties....................            77,756
   3,300   Parkway Properties...............................           103,125
   4,500   Prentiss Properties Trust........................           100,406
   3,000   Reckson Associates Realty Corporation............            66,563
   2,900   Regency Realty Corporation.......................            64,525
   9,600   Sunstone Hotel Investors.........................            90,600
                                                              ----------------
                                                                     1,180,443
                                                              ----------------
    Savings and Loans (2.1%)
  12,480   Sovereign Bancorp, Inc...........................           177,840
                                                              ----------------
  HEALTH CARE (1.6%)
    Drugs (.2%)
     900   Roberts Pharmaceutical Corporation (b)...........            19,575
                                                              ----------------
    Medical Products/Supplies (1.4%)
   3,800   Conmed Corporation (b)...........................     $     125,400
                                                              ----------------
                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  TECHNOLOGY (4.4%)
    Technology (4.4%)
  10,300   Anicom, Inc. (b).................................            94,631
   6,200   Infinium Software, Inc. (b)......................            38,750
   4,400   Norstan, Inc. (b)................................            78,100
   2,500   SMART Modular Technologies, Inc. (b).............            69,375
   3,900   The Learning Company, Inc. (b)...................           101,156
                                                              ----------------
                                                                       382,012
                                                              ----------------
  TRANSPORTATION (3.2%)
    Airlines (.5%)
   1,800   Midwest Express Holdings (b).....................            47,363
                                                              ----------------
    Railroads (1.1%)
   6,500   U.S. Xpress Enterprises (b)......................            97,500
                                                              ----------------
    Transport Services (1.6%)
   5,100   Swift Transportation Company (b).................           142,960
                                                              ----------------
  UTILITIES (11.0%)
    Electric Companies (6.5%)
   3,100   Minnesota Power, Inc.............................           136,400
   3,300   Northwestern Corporation.........................            87,244
   5,000   Sierra Pacific Resources.........................           190,000
   4,200   WPS Resources Corporation........................           148,050
                                                              ----------------
                                                                       561,694
                                                              ----------------
    Natural Gas (4.5%)
   1,400   Atmos Energy Corporation.........................            45,150
   5,200   Piedmont Natural Gas Company.....................           187,850
   7,000   Wicor, Inc.......................................           152,688
                                                              ----------------
                                                                       385,688
                                                              ----------------
Total common stock
(cost: $8,065,379)..........................................         8,299,588
                                                              ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (6.9%)
 $277,219     Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate
                4.990%.............................................................       277,219
    5,000     U.S. Treasury Bill...............................   3.663%   01/07/99         4,999
  315,000     U.S. Treasury Bill...............................   4.384%   03/11/99       312,499
                                                                                      -----------
              Total short-term securities (cost: $594,596).........................       594,717
                                                                                      -----------
              Total investments in securities (cost: $8,659,975) (c)...............   $ 8,894,305
                                                                                      -----------
                                                                                      -----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1998 the cost of securities for federal income tax purposes was $8,786,879. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $826,458
Gross unrealized depreciation..........  (719,032)
                                         --------
Net unrealized appreciation............  $107,426
                                         --------
                                         --------

GLOBAL BOND PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                                                             MARKET
    PRINCIPAL(b)                                                                                            VALUE(a)
--------------------                                                                                    ----------------
LONG-TERM DEBT SECURITIES (96.1%)
  CANADA (1.7%)
    Government (1.7%)
             500,000    Quebec Province (U.S. Dollar)....................        7.000%      01/30/07      $     539,150
                                                                                                        ----------------
  DENMARK (4.4%)
    Government (4.4%)
           4,300,000    Denmark (Danish Kroner)..........................        7.000%      12/15/04            779,935
           1,000,000    Denmark (Danish Kroner)..........................        7.000%      11/10/24            201,198
             210,000    Denmark (Danish Kroner)..........................        7.000%      11/10/24             42,252
           1,743,000    Denmark (Danish Kroner)..........................        8.000%      03/15/06            338,004
                                                                                                        ----------------
                                                                                                               1,361,389
                                                                                                        ----------------
  GERMANY (4.1%)
    Government (4.1%)
           1,000,000    Deutschland Republic (Deutsch Mark)..............        6.500%      07/04/27            748,675
             800,000    Germany (Deutsch Mark)...........................        6.000%      09/15/03            532,834
                                                                                                        ----------------
                                                                                                               1,281,509
                                                                                                        ----------------
  GREECE (7.6%)
    Government (7.6%)
         105,000,000    Hellenic Republic (Greek Drachma)................        7.500%      05/20/13            395,773
         100,000,000    Hellenic Republic (Greek Drachma)................        8.700%      04/08/05            384,153
         100,000,000    Hellenic Republic (Greek Drachma)................        8.700%      04/08/05            385,372
         164,000,000    Hellenic Republic (Greek Drachma)................        8.900%      04/01/03            614,421
          75,000,000    Hellenic Republic (Greek Drachma)................        8.900%      03/21/04            286,803
          82,000,000    Hellenic Republic (Greek Drachma)................        9.200%      03/21/02            302,669
                                                                                                        ----------------
                                                                                                               2,369,191
                                                                                                        ----------------
  PHILIPPINES (.5%)
    Government (.5%)
           7,000,000    International Bank Reconstruction and Development
                          (Phillipine Peso)..............................       10.250%      04/11/02            152,103
                                                                                                        ----------------
  SOUTH AFRICA (1.9%)
    Government (1.9%)
           3,823,000    South Africa (South Africa Rand).................       12.500%      01/15/02            591,037
                                                                                                        ----------------
  SWEDEN (5.1%)
    Government (5.1%)
          11,000,000    Sweden (Swedish Krona)...........................        6.500%      10/25/06          1,575,275
                                                                                                        ----------------
  UNITED KINGDOM (11.7%)
    Drugs (3.2%)
             500,000    Glaxo (British Sterling Pound)...................        8.750%      12/01/05          1,002,563
    Finance-Diversified (3.1%)
             500,000    International Bank Reconstruction and Development
                          (British Sterling Pound).......................        7.125%      07/03/07            967,659
    Government (3.8%)
             362,000    UK Treasury (British Sterling Pound).............        9.750%      08/27/02            702,702
             400,000    UK Treasury Strip (British Sterling Pound)(c)....        5.112%      12/07/05            468,460
    Telecommunication (1.6%)
             500,000    Cable and Wireless Communications (U.S.
                          Dollar)........................................        6.625%      03/06/05            504,768
                                                                                                        ----------------
                                                                                                               3,646,152
                                                                                                        ----------------
  UNITED STATES (59.1%)
    Auto Finance (1.6%)
             500,000    Toyota Motor (U.S. Dollar).......................        5.625%      11/13/03            502,050
    Electric Companies (4.3%)
             500,000    Consumer Energy 144A Issue (U.S. Dollar)(d)......        6.375%      02/01/08            504,136
             500,000    Enron Corporation (U.S. Dollar)..................        9.125%      04/01/03            552,715
             250,000    Wisconsin Power & Light (U.S. Dollar)............        7.000%      06/15/07            274,423

              See accompanying notes to investments in securities.

GLOBAL BOND PORTFOLIO

                                                                                                             MARKET
    PRINCIPAL(b)                                                                                            VALUE(a)
--------------------                                                                                    ----------------
  UNITED STATES--CONTINUED
    Entertainment (1.6%)
             500,000    Time Warner 144A Issue (U.S. Dollar)(d)..........        6.100%      12/30/01      $     507,734
    U.S. Government and Agencies Obligations (45.1%)
             245,709    FGCI (U.S. Dollar)...............................        6.000%      09/01/13            246,247
             433,384    FHLMC (U.S. Dollar)..............................        6.500%      05/01/13            439,614
             500,000    FHLMC (U.S. Dollar)..............................        6.500%      12/01/28            503,754
             518,245    FNCL (U.S. Dollar)...............................        6.500%      09/01/28            521,160
             249,501    FNGL (U.S. Dollar)...............................        6.500%      10/01/28            250,904
             998,987    FNGL (U.S. Dollar)...............................        7.000%      12/01/28          1,018,351
             600,000    FNMA (U.S. Dollar)...............................        5.875%      02/02/06            622,360
             250,000    FNMA (U.S. Dollar)...............................        6.000%      05/15/08            263,793
             750,000    FNMA (U.S. Dollar)...............................        6.500%      01/01/29            754,695
             247,500    FNMA (U.S. Dollar)...............................        7.000%      12/15/13            252,891
             504,395    FNMA (U.S. Dollar)...............................        6.000%      11/01/20            497,303
             500,000    FNMA (U.S. Dollar)...............................        8.625%      11/10/04            515,350
             403,602    GNMA (U.S. Dollar)...............................        7.000%      10/15/27            413,006
             253,533    GNMA (U.S. Dollar)...............................        7.000%      06/15/28            259,316
             344,641    GNMA (U.S. Dollar)...............................        7.500%      12/15/25            355,304
             504,999    GNMA (U.S. Dollar)...............................        7.500%      09/15/27            520,654
             453,128    GNMA (U.S. Dollar)...............................        7.000%      06/15/28            463,464
             500,000    Tennessee Valley Authority (U.S. Dollar).........        5.375%      11/13/08            503,200
             900,000    U.S. Treasury Note (U.S. Dollar).................        5.500%      08/15/28            943,313
           3,020,000    U.S. Treasury Note (U.S. Dollar).................        6.000%      02/15/26          3,301,706
           1,500,000    U.S. Treasury Strip (U.S. Dollar)(c).............        4.710%      05/15/04          1,168,034
             350,000    U.S. Treasury Strip (U.S. Dollar)(c).............        4.803%      05/15/06            246,662
    Financial Services (4.9%)
             500,000    Associates Corporation of North America (U.S.
                          Dollar)........................................        6.625%      05/15/01            512,519
             500,000    First Bank Minnesota (U.S. Dollar)...............        6.250%      08/15/05            502,154
             500,000    General Electric Capital Corporation (U.S.
                          Dollar)........................................        6.660%      05/01/18            508,762
    Waste Management (1.6%)
             500,000    Waste Management, Inc. (U.S. Dollar).............        6.250%      10/15/00            506,250
                                                                                                        ----------------
                                                                                                              18,431,824
                                                                                                        ----------------
                        Total long-term debt securities (cost: $29,120,694)..........................         29,947,630
                                                                                                        ----------------
SHORT-TERM SECURITIES (.8%)
             232,710    Temporary Investment Fund-Temp Fund Portfolio (U.S. Dollars), current rate
                          4.990%.....................................................................            232,710
                                                                                                        ----------------
                        Total short-term securities (cost: $232,710).................................            232,710
                                                                                                        ----------------
                        Total investments in securities (cost: $29,353,404) (e)......................      $  30,180,340
                                                                                                        ----------------
                                                                                                        ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for debt securities are denominated in the currencies indicated.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1998 including acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE         COST
---------------------------------------  -----------   ---------
Time Warner 144A Issue.................    11/20/98    $ 504,023
Consumer Energy 144A Issue.............    05/05/98      492,707
                                                       ---------
                                                       $ 996,730
                                                       ---------
                                                       ---------

(e) At December 31, 1998 the cost of securities for federal income tax purposes was $29,379,365. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $891,939
Gross unrealized depreciation..........   (90,964)
                                         --------
Net unrealized appreciation............  $800,975
                                         --------
                                         --------

INDEX 400 MID-CAP PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
COMMON STOCK (97.6%)
  BASIC MATERIALS (5.9%)
    Chemicals (2.8%)
   900    A. Schulman, Inc.................................     $      20,419
 1,200    Airgas, Inc. (b).................................            10,725
 1,000    Albemarle Corporation............................            23,750
   600    Cabot Corporation................................            16,762
   800    Crompton & Knowles...............................            16,550
 1,000    Cytec Industries, Inc. (b).......................            21,250
   200    Dexter Corporation...............................             6,287
   800    Ethyl Corporation................................             4,650
   300    Ferro Corporation................................             7,800
   900    Georgia Gulf.....................................            14,456
   300    H.B. Fuller Company..............................            14,437
 1,100    IMC Global, Inc..................................            23,512
   500    Lubrizol Corporation.............................            12,844
   500    Lyondell Petrochemical...........................             9,000
 1,100    M.A. Hanna Company...............................            13,544
   200    Minerals Technologies, Inc.......................             8,187
   300    Olin Corporation.................................             8,494
   800    RPM, Inc.........................................            12,800
 1,100    Solutia, Inc.....................................            24,612
   300    Wellman, Inc.....................................             3,056
 1,000    Witco Corporation................................            15,937
                                                             ----------------
                                                                      289,072
                                                             ----------------
    Construction (1.0%)
   400    Martin Marietta Materials........................            24,875
   400    Southdown........................................            23,675
   400    Vulcan Materials.................................            52,625
                                                             ----------------
                                                                      101,175
                                                             ----------------
    Iron and Steel (.5%)
   400    AK Steel Holding Corporation.....................             9,400
   500    Carpenter Technology.............................            16,969
   500    Inland Steel Industries, Inc.....................             8,437
   300    Oregon Steel Mills, Inc..........................             3,562
   900    UCAR International (b)...........................            16,031
                                                             ----------------
                                                                       54,399
                                                             ----------------
    Paper and Forest (1.6%)
   600    Bowater, Inc.....................................            24,862
   200    Chesapeake Corporation...........................             7,375
   800    Consolidated Paper, Inc..........................            22,000
 1,000    Georgia-Pacific Corporation......................            23,812
 1,400    Longview Fibre Company...........................            16,187
   900    P.H. Glatfelter Company..........................            11,137
   200    Raynoier, Inc....................................             9,187
 1,150    Sonoco Products Company..........................            34,069
 1,000    Wausau-Mosinee Paper Corporation.................            17,687
                                                             ----------------
                                                                      166,316
                                                             ----------------
  CAPITAL GOODS (7.9%)
    Aerospace/Defense (.6%)
   300    Cordant Technologies, Inc........................            11,250
   300    Gencorp..........................................             7,481
   300    Precision Castparts Corporation..................            13,275
   100    Sequa Corporation (b)............................             5,987

                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
  CAPITAL GOODS--CONTINUED
   500    Sundstrand Corporation...........................     $      25,937
                                                             ----------------
                                                                       63,930
                                                             ----------------
    Electrical Equipment (2.9%)
 1,000    American Power Conversion Corporation (b)........            48,437
   600    Diebold..........................................            21,412
   700    Hubbell, Inc.....................................            26,600
 1,575    Molex, Inc.......................................            60,047
   600    SCI Systems, Inc. (b)............................            34,650
   600    Solectron Corporation (b)........................            55,762
   600    Symbol Technologies..............................            38,362
 1,220    Vishay Intertechnology, Inc. (b).................            17,690
                                                             ----------------
                                                                      302,960
                                                             ----------------
    Engineering/Construction (.5%)
   600    Granite Construction, Inc........................            20,137
   200    Jacobs Engineering Group (b).....................             8,150
   300    Newport News Shipbuilding, Inc...................            10,031
 1,900    Varco International, Inc. (b)....................            14,725
                                                             ----------------
                                                                       53,043
                                                             ----------------
    Machinery (.5%)
 1,900    Agco Corporation.................................            14,962
   307    Albany International Corporation.................             5,814
   200    Kaydon Corporation...............................             8,012
   700    Kennametal, Inc..................................            14,875
   200    Tecumseh Products Company........................             9,325
                                                             ----------------
                                                                       52,988
                                                             ----------------
    Manufacturing (1.3%)
   900    Ametek, Inc......................................            20,081
   200    Carlisle Companies, Inc..........................            10,325
   900    Donaldson Company, Inc...........................            18,675
   300    Federal Signal Corporation.......................             8,212
   600    Flowserve Corporation............................             9,937
   300    Nordson Corporation..............................            15,412
   300    Pentair, Inc.....................................            11,944
   300    Stewart & Stevenson Services.....................             2,925
   400    Teleflex, Inc....................................            18,250
   300    Trinity Industries...............................            11,550
   300    York International Corporation...................            12,244
                                                             ----------------
                                                                      139,555
                                                             ----------------
    Metal Fabrication (.2%)
   200    Maxxam, Inc. (b).................................            11,475
   400    Watts Industries, Inc............................             6,650
                                                             ----------------
                                                                       18,125
                                                             ----------------
    Office Equipment (1.5%)
   900    Herman Miller, Inc...............................            24,187
   400    Hon Industries...................................             9,575
   800    Lexmark International Group (b)..................            80,400
   600    Standard Register................................            18,562
 1,400    Unisource World Wide, Inc........................            10,150
   700    Wallace Computer Services, Inc...................            18,462
                                                             ----------------
                                                                      161,336
                                                             ----------------

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO

                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
  CAPITAL GOODS--CONTINUED
    Waste Management (.4%)
 1,900    Allied Waste Industries, Inc. (b)................     $      44,887
                                                             ----------------
  COMMUNICATION SERVICES (2.4%)
    Cellular (.1%)
   500    Vanguard Cellular Systems (b)....................            12,906
                                                             ----------------
    Telecommunication (.7%)
   800    Comsat Corporation...............................            28,800
   800    Qualcomm, Inc. (b)...............................            41,450
                                                             ----------------
                                                                       70,250
                                                             ----------------
    Telephone (1.6%)
   300    Aliant Communications, Inc.......................            12,262
   950    Century Telephone Enterprise.....................            64,125
 1,600    Cincinnati Bell, Inc.............................            60,500
   600    Telephone and Data Systems, Inc..................            26,962
                                                             ----------------
                                                                      163,849
                                                             ----------------
  CONSUMER CYCLICAL (15.3%)
    Auto (2.0%)
   200    Arvin Industries, Inc............................             8,337
   400    Bandag, Inc......................................            15,975
   400    Borg-Warner Automotive, Inc......................            22,325
   700    Federal Mogul Corporation........................            41,650
   300    Harsco Corporation...............................             9,131
   700    Lear Corporation (b).............................            26,950
 1,600    Mark IV Industries, Inc..........................            20,800
   700    Meritor Automotive...............................            14,831
   200    Modine Manufacturing Company.....................             7,250
   900    OEA, Inc.........................................            10,631
   300    SPX Corporation (b)..............................            20,100
   300    Superior Industries International................             8,344
                                                             ----------------
                                                                      206,324
                                                             ----------------
    Building Materials (.4%)
   600    American Standard Companies (b)..................            21,562
 1,250    Clayton Homes....................................            17,266
                                                             ----------------
                                                                       38,828
                                                             ----------------
    Construction (.1%)
   300    Lancaster Colony Corporation.....................             9,637
                                                             ----------------
    Houseware (.6%)
   500    Furniture Brands International (b)...............            13,625
 2,200    Leggett & Platt, Inc.............................            48,400
                                                             ----------------
                                                                       62,025
                                                             ----------------
    Leisure (1.3%)
 1,000    Callaway Golf Company............................            10,250
   700    Gtech Holdings Corporation (b)...................            17,937
 1,700    Harley-Davidson, Inc.............................            80,537
 1,100    International Game Technology....................            26,744
                                                             ----------------
                                                                      135,468
                                                             ----------------
    Lodging--Hotel (.3%)
   877    Promus Hotel Corporation (b).....................            28,393
                                                             ----------------
    Publishing (1.4%)
 1,300    A.H. Belo........................................            25,919
   500    Banta Corporation................................            13,687
   300    Houghton Mifflin Company.........................            14,175
   300    Lee Enterprises..................................             9,450
   200    Media General, Inc...............................            10,600
   300    Scholastic Corporation (b).......................            16,087
                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
  CONSUMER CYCLICAL--CONTINUED
   100    Washington Post..................................     $      57,794
                                                             ----------------
                                                                      147,712
                                                             ----------------
    Retail (6.3%)
   600    Abercrombie & Fitch (b)..........................            42,450
   700    Barnes and Noble, Inc. (b).......................            29,750
 1,400    Bed Bath & Beyond, Inc. (b)......................            47,775
 1,100    Best Buy Company, Inc. (b).......................            67,512
   500    BJ's Wholesale Club, Inc. (b)....................            23,156
   700    Borders Group, Inc. (b)..........................            17,456
   400    Claire's Stores, Inc.............................             8,200
   800    CompUSA, Inc. (b)................................            10,450
   500    Dollar Tree Stores, Inc. (b).....................            21,844
 1,700    Family Dollar Stores.............................            37,400
   400    Fastenal Company.................................            17,600
   500    General Nutrition Companies (b)..................             8,125
 2,300    Heilig-Meyers Company............................            15,237
   600    Lands' End, Inc. (b).............................            16,162
   500    Micro Warehouse, Inc. (b)........................            16,906
 2,800    Office Depot, Inc. (b)...........................           103,425
 1,800    Officemax (b)....................................            21,825
   400    Payless Shoesource, Inc. (b).....................            18,950
   400    Ross Stores, Inc.................................            15,750
 1,428    Saks, Inc. (b)...................................            45,071
   500    Tech Data Corporation (b)........................            20,125
   400    Tiffany & Company................................            20,750
 1,775    U.S. Filter Corporation (b)......................            40,603
                                                             ----------------
                                                                      666,522
                                                             ----------------
    Service (1.7%)
 1,500    Circus Circus Enterprises, Inc. (b)..............            17,156
   300    Convergy's Corporation (b).......................             6,712
   300    Pittston Company.................................             9,562
   900    Quintiles Transnational (b)......................            48,037
   300    Rollins..........................................             5,250
   600    Snyder Communications, Inc. (b)..................            20,250
   600    Sotheby's Holdings...............................            19,200
   900    Stewart Enterprises, Inc.........................            20,025
 1,000    Viad.............................................            30,375
                                                             ----------------
                                                                      176,567
                                                             ----------------
    Textiles (1.2%)
 1,700    Burlington Industries (b)........................            18,700
 1,200    Jones Apparel Group, Inc. (b)....................            26,475
   700    Nine West Group, Inc. (b)........................            10,894
 1,500    Shaw Industries..................................            36,375
   400    Unifi, Inc.......................................             7,825
   500    Warnaco Group....................................            12,625
   500    Westpoint Stevens, Inc. (b)......................            15,781
                                                             ----------------
                                                                      128,675
                                                             ----------------
  CONSUMER STAPLES (9.4%)
    Beverage (.2%)
   900    Whitman Corporation..............................            22,837
                                                             ----------------
    Broadcasting (.5%)
   500    A.C. Nielsen Corporation (b).....................            14,125
   406    Chris-Craft Industries, Inc. (b).................            19,564
   600    TCA Cable TV, Inc................................            21,412
                                                             ----------------
                                                                       55,101
                                                             ----------------
    Food (2.1%)
   300    Dean Foods Company...............................            12,244
   600    Dole Food Company................................            18,000

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO

                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
  CONSUMER STAPLES--CONTINUED
   900    Dreyer's Grand Ice Cream, Inc....................     $      13,612
 1,100    Flowers Industries...............................            26,331
   800    Hormel Foods Corporation.........................            26,200
 1,000    IBP, Inc.........................................            29,125
   600    Interstate Bakeries..............................            15,862
   900    J.M. Smucker.....................................            22,275
   400    Lance, Inc.......................................             7,975
   700    McCormick & Company..............................            23,669
   400    Universal Foods..................................            10,975
   700    Vlasic Foods International (b)...................            16,669
                                                             ----------------
                                                                      222,937
                                                             ----------------
    Food & Health (.4%)
   800    International Multifoods Corporation.............            20,650
   500    U.S. Foodservice (b).............................            24,500
                                                             ----------------
                                                                       45,150
                                                             ----------------
    Household Products (1.0%)
   300    Church & Dwight Company, Inc.....................            10,781
 1,000    Dial.............................................            28,875
 1,000    Enesco Group.....................................            23,250
   400    First Brands Corporation.........................            15,775
   800    Premark International, Inc.......................            27,700
                                                             ----------------
                                                                      106,381
                                                             ----------------
    Personal Care (.2%)
   400    Carter Wallace, Inc..............................             7,850
 1,600    Perrigo Company (b)..............................            14,100
                                                             ----------------
                                                                       21,950
                                                             ----------------
    Restaurants (1.5%)
   400    Bob Evans Farms..................................            10,425
   600    Brinker International, Inc. (b)..................            17,325
 1,800    Buffets, Inc. (b)................................            21,488
   600    Cracker Barrel Old Country Store.................            13,988
 1,500    Lone Star Steakhouse & Saloon, Inc. (b)..........            13,781
   500    Outback Steakhouse, Inc. (b).....................            19,938
   500    Sbarro, Inc. (b).................................            13,094
   900    Starbucks Corporation (b)........................            50,513
                                                             ----------------
                                                                      160,552
                                                             ----------------
    Retail (.9%)
   600    Hannaford Brothers Mortgage Company..............            31,800
   400    Ruddick..........................................             9,200
 2,400    Tyson Foods, Inc.................................            51,000
                                                             ----------------
                                                                       92,000
                                                             ----------------
    Service (2.5%)
 1,200    Cintas...........................................            84,525
 1,100    Concord EFS, Inc. (b)............................            46,613
   700    Kelly Services...................................            22,225
   700    Manpower.........................................            17,631
 1,100    Modis Professional Services, Inc. (b)............            15,950
   900    Ogden Corporation................................            22,556
 1,600    Olston Corporation...............................            11,800
   900    Robert Half International (b)....................            40,219
                                                             ----------------
                                                                      261,519
                                                             ----------------
    Tobacco (.1%)
   300    Universal Corporation............................            10,538
                                                             ----------------
                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
  ENERGY (3.1%)
    Oil (.1%)
   574    Pennzoil-Quaker State Company (b)................     $       8,471
                                                             ----------------
    Oil & Gas (3.0%)
   700    BJ Services (b)..................................            10,938
 1,200    Ensco International..............................            12,825
 1,400    Global Marine (b)................................            12,863
   500    K.N. Energy......................................            18,188
   500    Murphy Oil.......................................            20,625
   900    Nabors Industries (b)............................            12,206
   500    Noble Affiliates, Inc............................            12,313
 1,200    Noble Drilling Corporation (b)...................            15,525
   600    Ocean Energy, Inc. (b)...........................             3,788
 6,800    Parker Drilling Company (b)......................            21,675
 1,200    Pioneer Natural Resources........................            10,500
   800    Ranger Oil, Ltd. (b).............................             3,550
 1,400    Seagull Energy (b)...............................             8,838
   500    Smith International, Inc. (b)....................            12,594
   600    Tidewater........................................            13,913
 1,700    Tosco Corporation................................            43,988
   900    Transocean Offshore, Inc.........................            24,131
 1,100    Ultramar Diamond Shamrock Corporation............            26,675
   500    Valero Energy Corporation........................            10,625
   785    Weatherford International, Inc. (b)..............            15,209
                                                             ----------------
                                                                      310,969
                                                             ----------------
  FINANCIAL (14.7%)
    Banks (6.1%)
   675    Associated Banc-Corporation......................            23,077
   400    CCB Financial Corporation........................            22,800
   600    City National Corporation........................            24,975
 2,250    First Security Corporation.......................            52,594
 1,700    First Tennessee National Corporation.............            64,706
   500    First Virginia Banks, Inc........................            23,500
 2,300    Hibernia Corporation.............................            39,963
   500    Keystone Financial, Inc..........................            18,500
 1,200    Marshall & Ilsley Corporation....................            70,125
   700    Mercantile Bankshares Corporation................            26,950
 1,125    Old Kent Financial Corporation...................            52,313
   900    Pacific Century Financial Corporation............            21,938
   600    Provident Financial Group........................            22,650
 1,850    Southtrust Corporation...........................            68,334
 1,300    TCF Financial Corporation........................            31,444
   300    Wilmington Trust Corporation.....................            18,488
 1,000    Zions Bancorporation.............................            62,375
                                                             ----------------
                                                                      644,732
                                                             ----------------
    Commercial Finance (.7%)
   600    Finova Finance Trust.............................            32,363
 1,650    North Fork Bancorporation........................            39,497
                                                             ----------------
                                                                       71,860
                                                             ----------------
    Finance--Diversified (2.2%)
   700    Ambac Financial Group............................            42,131
   600    MCN Financing....................................            11,438
   400    PMI Group........................................            19,750
 2,100    S&P 400 Mid-Cap Depository Receipt...............           153,169
                                                             ----------------
                                                                      226,488
                                                             ----------------
    Insurance (3.0%)
 3,000    AFLAC, Inc.......................................           132,000
   700    American Financial Group.........................            30,713
   600    Everest Reinsurance Holdings.....................            23,363

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO

                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
  FINANCIAL--CONTINUED
   500    HSB Group........................................     $      20,531
 1,550    Old Republic Corporation.........................            34,875
   700    Protective Life Corporation......................            27,869
 1,100    Reliastar Financial..............................            50,738
                                                             ----------------
                                                                      320,089
                                                             ----------------
    Investment Bankers/Brokers (1.4%)
 1,100    A.G. Edwards.....................................            40,975
 1,450    Paine Webber Group, Inc..........................            56,006
 1,400    T. Rowe Price Associates.........................            47,950
                                                             ----------------
                                                                      144,931
                                                             ----------------
    Savings and Loans (1.3%)
 1,686    Charter One Financial, Inc.......................            46,787
 1,200    Dime Bancorp.....................................            31,725
 1,000    Greenpoint Financial Corporation.................            35,125
 1,800    Sovereign Bancorp, Inc...........................            25,650
                                                             ----------------
                                                                      139,287
                                                             ----------------
  HEALTH CARE (10.5%)
    Biotechnology (1.6%)
   400    Agouron Pharmaceuticals, Inc. (b)................            23,500
   800    Biogen, Inc. (b).................................            66,400
   800    Centocor, Inc. (b)...............................            36,100
   800    Genzyme Corporation (b)..........................            39,800
                                                             ----------------
                                                                      165,800
                                                             ----------------
    Drugs (3.3%)
 1,000    Bergen Brunswig Corporation......................            34,875
 2,000    Chiron Corporation (b)...........................            52,375
 1,000    Forest Laboratories (b)..........................            53,188
   700    ICN Pharmaceuticals, Inc.........................            15,838
 1,100    McKesson Corporation.............................            86,969
 1,500    Mylan Laboratories...............................            47,250
   900    Watson Pharmaceuticals (b).......................            56,588
                                                             ----------------
                                                                      347,083
                                                             ----------------
    Health Care--Diversified (.3%)
 1,000    Ivax Corporation (b).............................            12,438
 1,800    Quorum Health Group (b)..........................            23,288
                                                             ----------------
                                                                       35,726
                                                             ----------------
    Hospital Management (.9%)
 2,550    Health Management Association, Inc. (b)..........            55,144
   500    Pacificare Health Systems, Inc. (b)..............            39,750
                                                             ----------------
                                                                       94,894
                                                             ----------------
    Managed Care (1.0%)
 1,800    Beverly Enterprises (b)..........................            12,150
 2,200    Concentra Managed Care, Inc. (b).................            23,513
 1,200    First Healthcare Group Corporation (b)...........            19,875
 1,200    Foundation Health Systems (b)....................            14,325
 1,400    Oxford Health Plan, Inc. (b).....................            20,825
   400    Trigon Healthcare Corporation (b)................            14,925
                                                             ----------------
                                                                      105,613
                                                             ----------------
    Medical Products/Supplies (2.6%)
 1,300    Acuson Corporation (b)...........................            19,338
 1,200    Allegiance Corporation...........................            55,950
   400    Dentsply International...........................            10,300
   800    Hillenbrand Industries, Inc......................            45,500
   500    Lincare Holdings, Inc. (b).......................            20,281
   600    PSS World Medical, Inc. (b)......................            13,800
                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
  HEALTH CARE--CONTINUED
 1,000    Stryker Corporation..............................     $      55,063
 1,000    Sybron International Corporation (b).............            27,188
   900    Total Renal Care Holdings, Inc. (b)..............            26,606
                                                             ----------------
                                                                      274,026
                                                             ----------------
    Special Services (.8%)
 1,900    Apria Healthcare Group, Inc. (b).................            16,981
   500    Covance, Inc. (b)................................            14,563
 1,000    Omnicare, Inc....................................            34,750
   600    Steris Corporation (b)...........................            17,063
                                                             ----------------
                                                                       83,357
                                                             ----------------
  TECHNOLOGY (15.5%)
 1,500    ADC Telecommunications, Inc. (b).................            52,125
 1,000    Altera Corporation (b)...........................            60,875
 1,800    Analog Devices, Inc. (b).........................            56,475
 1,200    Arrow Electronic, Inc. (b).......................            32,025
 1,700    Atmel Corporation (b)............................            26,031
   300    Avnet, Inc.......................................            18,150
   200    Beckman Coulter, Inc.............................            10,850
 2,500    Cadence Design Systems, Inc. (b).................            74,375
   600    Cambridge Tech Partners, Inc. (b)................            13,275
 1,200    Cirrus Logic, Inc. (b)...........................            11,775
   500    Citrix Systems, Inc. (b).........................            48,531
 1,500    Comdisco, Inc....................................            25,313
   600    Comverse Technology (b)..........................            42,600
 1,200    Cypress Semiconductor Corporation (b)............             9,975
   700    Electronic Arts, Inc. (b)........................            39,288
   950    Fiserv (b).......................................            48,866
   900    Fore Systems, Inc. (b)...........................            16,481
   600    Imation (b)......................................            10,500
 2,000    Information Resources, Inc. (b)..................            20,375
 1,800    Informix Corporation (b).........................            17,775
 2,300    Integrated Device Technology (b).................            14,088
   600    Intuit, Inc. (b).................................            43,500
   700    Keane, Inc. (b)..................................            27,956
   400    Legato Systems, Inc. (b).........................            26,375
   800    Linear Technology Corporation....................            71,650
   600    Litton Industries, Inc. (b)......................            39,150
 1,400    Maxim Integrated Products (b)....................            61,163
 2,100    Mentor Graphics (b)..............................            17,850
   800    Microchip Technology, Inc. (b)...................            29,600
 1,000    NCR Corporation (b)..............................            41,750
 1,500    Network Associates (b)...........................            99,375
   600    Nova Corporation (b).............................            20,813
 1,400    Platinum Technology, Inc. (b)....................            26,775
   300    Policy Management Systems (b)....................            15,150
 2,000    Quantum Corporation (b)..........................            42,500
   800    Reynolds & Reynolds..............................            18,350
 1,200    Sensormatic Eletronics Corporation (b)...........             8,325
 1,500    Sequent Computer Systems, Inc. (b)...............            18,094
   900    Siebel Systems, Inc. (b).........................            30,544
 1,000    Sterling Commerce, Inc. (b)......................            45,000
   900    Sterling Software, Inc. (b)......................            24,356
 1,000    Storage Technology (b)...........................            35,563
 1,100    Structural Dynamics Research (b).................            21,863
 1,000    Sungard Data Systems (b).........................            39,688
   700    Symantec (b).....................................            15,006
   800    Synopsys, Inc. (b)...............................            43,400
   900    Teradyne, Inc. (b)...............................            38,138
   600    Varian Associates, Inc...........................            22,725

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO

                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
  TECHNOLOGY--CONTINUED
   900    Xilinx, Inc. (b).................................     $      58,613
                                                             ----------------
                                                                    1,633,020
                                                             ----------------
  TRANSPORTATION (1.7%)
    Air Freight (.1%)
   400    Airborne Freight Corporation.....................            14,425
                                                             ----------------
    Airlines (.2%)
   200    Alaska Airgroup, Inc. (b)........................             8,850
   500    ASA Holdings, Inc................................            15,250
                                                             ----------------
                                                                       24,100
                                                             ----------------
    Railroads (.9%)
   400    GATX Corporation.................................            15,150
 1,100    Kansas City Southern Industries..................            54,106
 1,200    Wisconsin Central Transport (b)..................            20,625
                                                             ----------------
                                                                       89,881
                                                             ----------------
    Shipping (.2%)
   500    Alexander & Baldwin, Inc.........................            11,625
   900    Overseas Shipholding Group.......................            14,456
                                                             ----------------
                                                                       26,081
                                                             ----------------
    Trucking (.3%)
   300    Arnold Industries, Inc...........................             4,838
   500    CNF Transportation...............................            18,781
   400    JB Hunt Transport Services.......................             9,200
                                                             ----------------
                                                                       32,819
                                                             ----------------
  UTILITIES (11.2%)
    Electric Companies (9.0%)
 1,200    Allegheny Energy, Inc............................            41,400
   400    Black Hills Corporation..........................            10,550
   300    Central Louisiana Electric.......................            10,294
   500    CMP Group, Inc...................................             9,438
 1,200    CMS Energy Corporation...........................            58,125
 1,300    Conectiv, Inc....................................            31,850
 1,600    DPL, Inc.........................................            34,600
 1,100    Florida Progress Corporation.....................            49,294
   600    Hawaiian Electric Industries.....................            24,150
   300    IDA Corporation, Inc.............................            10,856
   600    Illinova Corporation.............................            15,000
   500    Ipalco Enterprises, Inc..........................     $      27,719
                                                                  MARKET
SHARES                                                           VALUE(a)
-------                                                      ----------------
  UTILITIES--CONTINUED
   700    Kansas City Power & Light........................            20,738
 1,500    LG&E Energy Corporation..........................            42,469
 1,000    MidAmerican Energy Holdings......................            26,875
   400    Minnesota Power, Inc.............................            17,600
   700    Montana Power Company............................            39,594
   400    Nevada Power Company.............................            10,400
   800    New England Electric System......................            38,500
   900    New York State Electric & Gas....................            50,850
 1,200    Nipsco Industries, Inc...........................            36,525
 1,400    Northeast Utilities (b)..........................            22,400
   800    OGE Energy Corporation...........................            23,200
   900    Pinnacle West Capital Corporation................            38,138
 1,100    Potomac Electric Power Company...................            28,944
 1,100    Public Service Company of New Mexico.............            22,481
 1,200    Puget Sound Energy, Inc..........................            33,450
 1,100    Scana Corporation................................            35,475
 1,300    Teco Energy......................................            36,644
   700    Utilicorp United, Inc............................            25,681
 1,300    Wisconsin Energy.................................            40,869
 1,000    WPL Holdings.....................................            32,250
                                                             ----------------
                                                                      946,359
                                                             ----------------
    Natural Gas (1.6%)
   400    AGL Resources, Inc...............................             9,225
 1,200    El Paso Energy Corporation.......................            41,775
 1,800    Keyspan Energy Corporation.......................            55,800
   300    National Fuel Gas Company........................            13,556
 1,100    Questar Corporation..............................            21,313
   900    Washington Gas Light.............................            24,413
                                                             ----------------
                                                                      166,082
                                                             ----------------
    Power Products--Industrial (.3%)
   600    CalEnergy Company, Inc. (b)......................            20,813
   501    Indiana Energy, Inc..............................            12,337
                                                             ----------------
                                                                       33,150
                                                             ----------------
    Water Utilities (.3%)
   800    American Water Works, Inc........................            27,000
                                                             ----------------
Total common stock
(cost: $9,635,490).........................................        10,260,150
                                                             ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (.6%)
  $64,574     Temporary Investment Fund--Temp Fund Portfolio, current rate 4.990%..............            64,574
                                                                                                  ---------------
              Total short-term securities (cost: $64,574)......................................            64,574
                                                                                                  ---------------
              Total investments in securities (cost: $9,700,064) (c)...........................   $    10,324,724
                                                                                                  ---------------
                                                                                                  ---------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1998 the cost of securities for federal income tax purposes was $9,795,548. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $1,430,035
Gross unrealized depreciation.....................   (900,859)
                                                    ---------
Net unrealized appreciation.......................  $ 529,176
                                                    ---------
                                                    ---------

MACRO-CAP VALUE PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
COMMON STOCK (96.1%)
  BASIC MATERIALS (7.5%)
    Chemicals (4.6%)
  600   Albermarle Corporation.................................................     $      14,250
  259   Genzyme-Molecular Oncology (b).........................................               843
7,400   Monsanto Company.......................................................           351,500
4,800   Rohm and Haas Company..................................................           144,600
                                                                                 ----------------
                                                                                          511,193
                                                                                 ----------------
    Iron and Steel (.5%)
2,500   Allegheny Teledyne, Inc................................................            51,094
                                                                                 ----------------
    Paper and Forest (2.4%)
2,100   Kimberly Clark Corporation.............................................           114,450
9,697   Smurfit-Stone Container Corporation (b)................................           153,334
                                                                                 ----------------
                                                                                          267,784
                                                                                 ----------------
  CAPITAL GOODS (8.5%)
    Aerospace/Defense (2.6%)
2,900   Allied-Signal, Inc.....................................................           128,506
8,300   Coltec Industies, Inc. (b).............................................           161,850
                                                                                 ----------------
                                                                                          290,356
                                                                                 ----------------
    Electrical Equipment (1.5%)
2,300   Cooper Industries, Inc.................................................           109,681
  500   General Electric Company...............................................            51,031
                                                                                 ----------------
                                                                                          160,712
                                                                                 ----------------
    Manufacturing (1.5%)
  400   Tenneco, Inc...........................................................            13,625
2,066   Tyco International Ltd.................................................           155,854
                                                                                 ----------------
                                                                                          169,479
                                                                                 ----------------
    Waste Management (2.9%)
2,700   Republic Services, Inc. (b)............................................            49,781
5,855   Waste Management, Inc..................................................           272,989
                                                                                 ----------------
                                                                                          322,770
                                                                                 ----------------
  COMMUNICATION SERVICES (5.9%)
    Telecommunication (2.8%)
4,385   MCI Worldcom, Inc. (b).................................................           314,624
                                                                                 ----------------
    Telephone (3.1%)
2,600   GTE Corporation........................................................           169,000
3,300   SBC Communications, Inc................................................           176,962
                                                                                 ----------------
                                                                                          345,962
                                                                                 ----------------
  CONSUMER CYCLICAL (14.0%)
    Leisure (2.3%)
4,200   International Game Technology..........................................           102,112
6,700   Mattel, Inc............................................................           152,844
                                                                                 ----------------
                                                                                          254,956
                                                                                 ----------------
    Lodging-Hotel (1.3%)
6,367   Starwood Hotels........................................................           144,451
                                                                                 ----------------
    Retail (5.6%)
1,400   Autozone, Inc. (b).....................................................            46,112
1,100   Circuit City Stores, Inc...............................................            54,931
2,200   Dayton Hudson Corporation..............................................           119,350

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
  CONSUMER CYCLICAL--CONTINUED
2,400   Fred Meyer, Inc. (b)...................................................     $     144,600
1,050   Gap, Inc...............................................................            59,062
3,100   TJX Companies, Inc.....................................................            89,900
1,300   Wal-Mart Stores........................................................           105,869
                                                                                 ----------------
                                                                                          619,824
                                                                                 ----------------
    Service (4.8%)
4,900   Cendant Corporation (b)................................................            93,406
5,400   Mirage Resorts, Inc. (b)...............................................            80,662
3,900   Service Corporation International......................................           148,444
3,800   Tele-Communications, Inc. (b)..........................................           210,187
                                                                                 ----------------
                                                                                          532,699
                                                                                 ----------------
  CONSUMER STAPLES (10.4%)
    Beverage (2.3%)
1,300   Anheuser-Busch.........................................................            85,312
2,500   Pepsico, Inc...........................................................           102,344
1,700   Seagram Company Ltd. (c)...............................................            64,600
                                                                                 ----------------
                                                                                          252,256
                                                                                 ----------------
    Broadcasting (.6%)
1,100   Comcast Corporation....................................................            64,556
                                                                                 ----------------
    Entertainment (1.0%)
4,000   News Corporation Ltd. ADR (c)..........................................           105,750
                                                                                 ----------------
    Food (1.2%)
1,500   Campbell Soup Company..................................................            82,500
1,660   Ralston-Ralston Purina Group...........................................            53,743
                                                                                 ----------------
                                                                                          136,243
                                                                                 ----------------
    Household Products (2.5%)
3,000   Procter & Gamble Company...............................................           273,938
                                                                                 ----------------
    Tobacco (2.8%)
5,900   Philip Morris Companies, Inc...........................................           315,650
                                                                                 ----------------
  ENERGY (7.0%)
    Oil (3.3%)
13,100  Input/Output, Inc. (b).................................................            95,794
3,100   Mobil Corporation......................................................           270,088
                                                                                 ----------------
                                                                                          365,882
                                                                                 ----------------
    Oil & Gas (3.7%)
  400   K N Energy.............................................................            14,550
6,900   Shell Transport & Trading Company ADR (c)..............................           256,594
5,300   Tosco Corporation......................................................           137,138
                                                                                 ----------------
                                                                                          408,282
                                                                                 ----------------
  FINANCIAL (12.9%)
    Banks (4.9%)
5,707   BankAmercia Corporation................................................           343,133
1,200   Bankers Trust Corporation (b)..........................................           102,525
3,200   KeyCorp................................................................           102,400
                                                                                 ----------------
                                                                                          548,058
                                                                                 ----------------
    Consumer Finance (.8%)
2,400   Newcourt Credit (c)....................................................            83,850
                                                                                 ----------------

              See accompanying notes to investments in securities.

MACRO-CAP VALUE PORTFOLIO

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
  FINANCIAL--CONTINUED
    Insurance (4.9%)
3,350   Citigroup Inc..........................................................     $     165,825
1,600   Marsh & McLennen.......................................................            93,500
1,800   MBIA, Inc..............................................................           118,013
2,800   Unum Corporation.......................................................           163,450
                                                                                 ----------------
                                                                                          540,788
                                                                                 ----------------
    Savings and Loans (2.3%)
1,560   Astoria Financial Corporation..........................................            71,370
4,700   Washington Mutual, Inc.................................................           179,481
                                                                                 ----------------
                                                                                          250,851
                                                                                 ----------------
  HEALTH CARE (9.0%)
    Biotechnology (1.1%)
2,500   Genzyme Corporation (b)................................................           124,375
                                                                                 ----------------
    Drugs (6.0%)
5,700   American Home Products Corporation.....................................           320,981
2,100   Bristol-Myers Squibb Company...........................................           281,006
1,200   Forest Laboratories (b)................................................            63,825
                                                                                 ----------------
                                                                                          665,812
                                                                                 ----------------
    Health Care--Diversified (1.5%)
6,600   HEALTHSOUTH Corporation (b)............................................           101,888
  800   Warner-Lambert Company.................................................            60,150
                                                                                 ----------------
                                                                                          162,038
                                                                                 ----------------
    Medical Products/Supplies (.4%)
  800   ALZA Corporation (b)...................................................            41,800
                                                                                 ----------------
                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
  TECHNOLOGY (16.4%)
    Technology (16.4%)
1,700   Autodesk, Inc..........................................................     $      72,569
2,750   Cisco Systems, Inc. (b)................................................           255,234
3,000   Compaq Computer Corporation............................................           125,813
1,800   EMC Corporation (b)....................................................           153,000
1,800   Intel..................................................................           213,413
1,700   International Business Machines........................................           314,075
1,300   Lucent Technologies, Inc...............................................           143,000
1,900   Microsoft Corporation (b)..............................................           263,506
1,000   Oracle Corporation (b).................................................            43,125
1,800   Sun Microsystems, Inc. (b).............................................           154,125
1,000   Texas Instruments, Inc.................................................            85,563
                                                                                 ----------------
                                                                                        1,823,423
                                                                                 ----------------
  TRANSPORTATION (2.3%)
    Railroads (2.3%)
5,700   Union Pacific Corporation..............................................           256,856
                                                                                 ----------------
  UTILITIES (2.2%)
    Electric Companies (2.2%)
  500   Northern States Power Company..........................................            13,875
5,500   PP&L Resources, Inc....................................................           153,313
2,600   Wisconsin Energy.......................................................            81,738
                                                                                 ----------------
                                                                                          248,926
                                                                                 ----------------
Total common stock
(cost: $9,699,988).............................................................        10,655,238
                                                                                 ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (3.2%)
 $354,000     U.S. Treasury Bill...............................    4.330%   01/21/99        353,108
                                                                                       ------------
              Total short-term securities (cost: $353,150)..........................        353,108
                                                                                       ------------
              Total investments in securities (cost: $10,053,138) (d)...............   $ 11,008,346
                                                                                       ------------
                                                                                       ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 4.6% of net assets in foreign securities as of December 31, 1998.
(d) At December 31, 1998 the cost of securities for federal income tax purposes was $10,191,477. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $  1,424,560
Gross unrealized depreciation..........      (607,691)
                                         ------------
Net unrealized appreciation............  $    816,869
                                         ------------
                                         ------------

MICRO-CAP GROWTH PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                      ----------------
COMMON STOCK (86.3%)
  CAPITAL GOODS (.4%)
    Electrical Equipment (.4%)
4,000    Barringer Technologies, Inc. (b).................     $      34,500
                                                            ----------------
  COMMUNICATION SERVICES (8.1%)
    Telecommunication (7.6%)
6,300    ITC Deltacom, Inc. (b)...........................            96,075
6,300    Metromedia Fiber Network (b).....................           211,050
4,100    Periphonics Corporation (b)......................            54,069
5,400    Polycom, Inc. (b)................................           120,150
5,800    Viatel, Inc. (b).................................           132,675
                                                            ----------------
                                                                     614,019
                                                            ----------------
    Telephone (.5%)
1,300    Nextlink Communications, Inc. (b)................            36,887
                                                            ----------------
  CONSUMER CYCLICAL (22.6%)
    Auto (.5%)
2,300    Lithia Motors, Inc. (b)..........................            37,950
                                                            ----------------
    Building Materials (1.1%)
3,100    Engle Homes, Inc.................................            47,469
2,500    Modtech, Inc. (b)................................            38,125
                                                            ----------------
                                                                      85,594
                                                            ----------------
    Leisure (3.7%)
6,200    Family Golf Centers (b)..........................           122,450
4,600    SCP Pool Corporation (b).........................            69,575
3,500    Tweeter Home Entertainment (b)...................           100,625
                                                            ----------------
                                                                     292,650
                                                            ----------------
    Lodging--Hotel (1.2%)
2,800    Cavanaughs Hospitality Corporation (b)...........            30,100
6,800    Silverleaf Resorts, Inc. (b).....................            63,325
                                                            ----------------
                                                                      93,425
                                                            ----------------
    Retail (3.2%)
3,300    Kenneth Cole Productions (b).....................            61,875
4,100    Maxwell Shoe Company (b).........................            44,844
5,100    Quiksilver, Inc. (b).............................           153,000
                                                            ----------------
                                                                     259,719
                                                            ----------------
    Service (11.9%)
2,000    Abacus Direct Corporation (b)....................            91,000
5,800    American Bank Note Holographics, Inc. (b)........           101,500
3,200    Carriage Services, Inc. (b)......................            91,000
3,500    ChiRex, Inc. (b).................................            74,812
4,700    Coinstar, Inc. (b)...............................            50,525
4,700    Compass International Services (b)...............            49,937
4,000    Getty Images, Inc. (b)...........................            68,750
2,100    Lason, Inc. (b)..................................           122,194
5,900    Mac-Gray Corporation (b).........................            67,112
4,500    Pegasus Systems, Inc. (b)........................           162,000
4,100    SM&A Corporation (b).............................            77,900
                                                            ----------------
                                                                     956,730
                                                            ----------------

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                      ----------------
  CONSUMER CYCLICAL--CONTINUED
    Textiles (1.0%)
3,800    Novel Denim Holdings, Ltd. (b)(c)................     $      80,750
                                                            ----------------
  CONSUMER STAPLES (7.7%)
    Broadcasting (1.3%)
6,200    Cumulus Media, Inc. (b)..........................           103,075
                                                            ----------------
    Food & Health (.7%)
3,700    Merkert American Corporation (b).................            55,962
                                                            ----------------
    Restaurants (1.6%)
1,400    P.F. Chang's China Bistro, Inc. (b)..............            31,850
2,200    Papa John's International, Inc. (b)..............            97,075
                                                            ----------------
                                                                     128,925
                                                            ----------------
    Service (4.1%)
1,600    Eagle Geophysical, Inc. (b)......................             6,200
4,100    Metzler Group, Inc. (b)..........................           199,619
7,300    National Equipment Services (b)..................            83,950
3,400    Seitel, Inc. (b).................................            42,287
                                                            ----------------
                                                                     332,056
                                                            ----------------
  ENERGY (1.2%)
    Oil & Gas (1.2%)
3,750    Cross Timbers Oil Company........................            28,125
2,100    Edge Petroleum Corporation (b)...................             9,187
4,500    Veritas DGC, Inc. (b)............................            58,500
                                                            ----------------
                                                                      95,812
                                                            ----------------
  FINANCIAL (4.2%)
    Real Estate Investment Trust (1.7%)
5,000    Golf Trust of America, Inc.......................           138,750
                                                            ----------------
    Savings and Loans (2.5%)
1,800    Haven Bancorp, Inc...............................            27,000
5,200    Telebanc Financial Corporation (b)...............           176,800
                                                            ----------------
                                                                     203,800
                                                            ----------------
  HEALTH CARE (9.1%)
    Biotechnology (2.7%)
4,100    Celgene Corporation (b)..........................            63,037
2,400    Digene Corporation (b)...........................            13,350
5,000    Fuisz Technologies (b)...........................            64,375
6,900    Lifecell Corporation (b).........................            30,188
1,900    Pharmacyclics, Inc. (b)..........................            48,450
                                                            ----------------
                                                                     219,400
                                                            ----------------
    Drugs (5.3%)
4,900    Algos Pharmaceuticals (b)........................           127,400
2,800    Alkermes, Inc. (b)...............................            62,125
3,800    Anesta Corporation (b)...........................           101,175
4,300    Guilford Pharmaceuticals, Inc. (b)...............            61,275
3,700    Shire Pharmaceuticals ADR (b)(c).................            74,925
                                                            ----------------
                                                                     426,900
                                                            ----------------
    Medical Products/Supplies (1.1%)
2,200    Hanger Orthopedic Group (b)......................            49,500
3,500    Schick Technologies, Inc. (b)....................            35,438
                                                            ----------------
                                                                      84,938
                                                            ----------------

              See accompanying notes to investments in securities.

MICRO-CAP GROWTH PORTFOLIO

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                      ----------------
  TECHNOLOGY (31.0%)
  400    American Xtal Technology, Inc. (b)...............     $       3,650
3,500    Applied Micro Circuits Corporation (b)...........           118,891
6,100    Atlantic Data Services (b).......................            52,231
3,500    Bindview Development Corporation (b).............            96,250
2,800    Broadvision, Inc. (b)............................            89,600
2,700    Cognizant Tech Solutions (b).....................            82,013
3,700    Concentric Network Corporation (b)...............           123,025
4,800    Deltek Systems, Inc. (b).........................            81,000
3,100    Emulex Corporation (b)...........................           124,000
2,200    Global Imaging Systems, Inc. (b).................            53,350
2,000    InfoSpace.com, Inc. (b)..........................            76,250
4,550    Insight Enterprises, Inc. (b)....................           231,481
2,550    Inspire Insurance Solutions (b)..................            46,856
3,200    International Integration (b)....................            54,400
1,900    International Telecommunications (b).............            28,025
4,200    Intevac, Inc. (b)................................            26,775
2,400    Maximus, Inc. (b)................................            88,800
8,200    Maxtor Corporation (b)...........................           114,800
2,300    Maxwell Technologies, Inc. (b)...................            92,575
3,100    New Era of Networks, Inc. (b)....................           136,400
2,500    Photronics, Inc. (b).............................            59,922
                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                      ----------------
  TECHNOLOGY--CONTINUED
2,600    QRS Corporation (b)..............................     $     124,800
4,200    RF Micro Devices, Inc. (b).......................           194,775
3,700    SCC Communications Corporation (b)...............            17,344
5,500    Software AG Systems, Inc. (b)....................            99,688
2,200    Spyglass, Inc. (b)...............................            48,400
8,500    Technisource, Inc. (b)...........................            83,938
2,700    Tier Technologies, Inc. (b)......................            46,575
3,700    USWeb Corporation (b)............................            97,588
                                                            ----------------
                                                                   2,493,402
                                                            ----------------
  TRANSPORTATION (2.0%)
    Airlines (.8%)
2,500    Atlantic Coast Airlines Holdings (b).............            62,500
                                                            ----------------
    Transport Services (1.2%)
1,700    Carey International, Inc. (b)....................            29,750
3,800    Preview Travel, Inc. (b).........................            70,063
                                                            ----------------
                                                                      99,813
                                                            ----------------
Total common stock
(cost: $5,590,311)........................................         6,937,557
                                                            ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (15.0%)
 $195,313     Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate
                4.990%..............................................................       195,313
  500,000     U.S. Treasury Bond...............................    4.258%   01/07/99       499,864
  410,000     U.S. Treasury Bond...............................    4.458%   02/04/99       408,475
  100,000     U.S. Treasury Bond...............................    4.412%   03/11/99        99,206
                                                                                       -----------
              Total short-term securities (cost: $1,202,431)........................     1,202,858
                                                                                       -----------
              Total investments in securities (cost: $6,792,742) (d)................   $ 8,140,415
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 1.9% of net assets in foreign securities as of December 31, 1998.
(d) At December 31, 1998 the cost of securities for federal income tax purposes was $6,809,243. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $1,970,527
Gross unrealized depreciation..........    (639,355)
                                         ----------
Net unrealized appreciation............  $1,331,172
                                         ----------
                                         ----------

REAL ESTATE SECURITIES PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
COMMON STOCK (95.8%)
  CONSUMER CYCLICAL (10.9%)
    Building Materials (4.6%)
   5,500   D.R. Horton, Inc.................................     $     126,500
   1,400   Kaufman & Broad Home Corporation.................            40,250
   5,500   Standard Pacific Corporation.....................            77,687
                                                              ----------------
                                                                       244,437
                                                              ----------------
    Lodging-Hotel (5.3%)
   7,800   Host Marriott Corporation........................           107,737
   5,100   Meristar Hospitality Corporation.................            94,669
   3,400   Starwood Lodging Trust...........................            77,137
                                                              ----------------
                                                                       279,543
                                                              ----------------
    Service (1.0%)
   4,700   Fairfield Communities, Inc. (b)..................            51,994
                                                              ----------------
  FINANCIAL (84.9%)
    Finance--Diversified (4.6%)
   5,400   Asset Investors Corporation......................            67,500
   1,400   Crescent Real Estate Equity Company..............            32,200
   5,100   Simon Property Group, Inc........................           145,350
                                                              ----------------
                                                                       245,050
                                                              ----------------
    Real Estate (3.3%)
  12,300   Catellus Development Corporation (b).............           176,044
                                                              ----------------
    Real Estate Investment Trust (77.0%)
   3,800   Apartment Investment and Management Company......           141,312
   5,700   Archstone Communities Trust......................           115,425
   7,600   Arden Realty Group, Inc..........................           176,225
   5,200   Avalon Bay Communities, Inc......................           178,100
   2,200   Cabot Industrial Trust...........................            44,962
   6,500   Camden Property Trust............................           169,000
   5,100   Carramerica Realty Corporation...................           122,400
   8,900   Commercial Net Lease Realty......................           117,925
   7,000   Corporate Office Properties......................            49,875
     780   Crestline Capital Corporation (b)................            11,407
   3,500   Eastgroup Properties.............................            64,531
   3,100   Equity Office Properties Trust...................            74,400

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  FINANCIAL--CONTINUED
   3,100   Equity Residential Property Trust................     $     125,356
   2,600   Essex Property Trust.............................            77,350
   2,500   Excel Legacy Corporation (b).....................            10,000
   4,000   Felcor Lodging Trust, Inc........................            92,250
   4,200   First Industrial Realty Trust....................           112,612
   1,700   Franchise Finance Corporation of America.........            40,800
   6,400   Gables Residential Trust.........................           148,400
   6,500   Glenborough Realty Trust, Inc....................           132,438
   2,550   Golf Trust of America, Inc.......................            70,763
   5,800   Highwoods Properties, Inc........................           149,350
   1,900   HRPT Properties Trust............................            26,719
   6,900   Innkeepers USA Trust.............................            81,506
   5,100   Kilroy Realty....................................           117,300
   3,400   Lennar Corporation...............................            85,850
   2,800   LNR Property Corporation.........................            55,825
   5,900   Macerich Company.................................           151,188
   2,800   Mack-Cali Realty.................................            86,450
   7,500   New Plan Excel Realty Trust......................           166,406
   4,700   Pacific Gulf Properties, Inc.....................            94,294
   5,800   Pan Pacific Retail Properties....................           115,638
   5,200   Philips International Realty.....................            79,950
     600   Post Properties, Inc.............................            23,063
   2,300   Prentiss Properties Trust........................            51,319
   1,900   Prologis Trust...................................            39,425
   1,700   Public Storage, Inc..............................            46,006
   6,300   Regency Realty Corporation.......................           140,175
   5,600   Storage Trust Realty.............................           130,900
   2,500   Summit Properties Incorporated...................            43,125
  11,300   Sunstone Hotel Investors.........................           106,644
   2,000   Tower Realty Trust...............................            40,250
   2,400   Trinet Corporation...............................            64,200
   2,400   Urban Shopping Centers, Inc......................            78,600
   1,500   Vornado Realty Trust.............................            50,625
                                                              ----------------
                                                                     4,100,339
                                                              ----------------
Total common stock
(cost: $5,560,268)..........................................         5,097,407
                                                              ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (5.2%)
 $ 78,877     Temporary Investment Fund--Temp Fund Portfolio, current rate 4.990%...        78,877
  200,000     U.S. Treasury Bond...............................    4.057%   03/11/99       198,412
                                                                                       -----------
              Total short-term securities (cost: $277,189)..........................       277,289
                                                                                       -----------
              Total investments in securities (cost: $5,837,457) (c)................   $ 5,374,696
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1998 the cost of securities for federal income tax purposes was $5,880,838. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 153,105
Gross unrealized depreciation..........   (659,247)
                                         ---------
Net unrealized depreciation............  $(506,142)
                                         ---------
                                         ---------

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                          MONEY         ASSET        MORTGAGE
                              GROWTH         BOND         MARKET      ALLOCATION    SECURITIES
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                           ------------  ------------  ------------  ------------  ------------
         ASSETS
Investments in
  securities, at market
  value--see accompanying
  schedule for detailed
  listing*...............  $478,392,285  $175,445,283  $125,391,567  $639,523,570  $124,366,426
Cash in bank on demand
  deposit................             7       345,390         2,657       312,274       266,832
Receivable for Fund
  shares sold............       406,310       355,387     1,369,080       774,574       161,895
Receivable for investment
  securities sold........     2,812,794            --            --     1,263,554       262,393
Dividends and accrued
  interest receivable....       407,982     2,799,112        39,817     3,032,735     1,017,605
Receivable from
  Adviser................            --            --            --            --            --
Receivable for refundable
  foreign income taxes
  withheld...............            --            --            --            --            --
                           ------------  ------------  ------------  ------------  ------------
        Total assets.....   482,019,378   178,945,172   126,803,121   644,906,707   126,075,151
                           ------------  ------------  ------------  ------------  ------------
       LIABILITIES
Payable for Fund shares
  repurchased............       594,653       111,372       618,789       708,400        97,522
Dividends payable to
  shareholders...........            --            --         7,328            --            --
Payable for investment
  securities purchased...    13,042,554        41,167            --     6,201,395     1,619,539
Payable to Adviser.......           255            24            32           192            --
Payable for foreign taxes
  withheld...............            --            --            --            --            --
                           ------------  ------------  ------------  ------------  ------------
        Total
          liabilities....    13,637,462       152,563       626,149     6,909,987     1,717,061
                           ------------  ------------  ------------  ------------  ------------
Net assets applicable to
  outstanding capital
  stock..................  $468,381,916  $178,792,609  $126,176,972  $637,996,720  $124,358,090
                           ------------  ------------  ------------  ------------  ------------
                           ------------  ------------  ------------  ------------  ------------
Represented by:
    Capital
      stock--authorized
      10 trillion shares
      of $.01 par
      value**............  $  1,710,735  $  1,367,120  $  1,261,770  $  2,799,635  $  1,021,245
    Additional paid-in
      capital............   313,076,930   165,729,740   124,915,202   438,514,448   116,920,529
    Undistributed
      (distributions in
      excess of) net
      investment
      income.............     1,551,114     9,315,816            --    14,000,766     7,552,106
    Accumulated net
      realized gains
      (losses) from
      investments and
      foreign currency
      transactions.......    11,589,885     3,396,543            --    30,140,771    (2,284,594)
    Unrealized
      appreciation
      (depreciation) on
      investments and
      translation of
      assets and
      liabilities in
      foreign
      currencies.........   140,453,252    (1,016,610)           --   152,541,100     1,148,804
                           ------------  ------------  ------------  ------------  ------------
      Total--representing
          net assets
          applicable to
          outstanding
          capital
          stock..........  $468,381,916  $178,792,609  $126,176,972  $637,996,720  $124,358,090
                           ------------  ------------  ------------  ------------  ------------
                           ------------  ------------  ------------  ------------  ------------
Net asset value per share
  of outstanding capital
  stock..................  $       2.74  $       1.31  $       1.00  $       2.28  $       1.22
                           ------------  ------------  ------------  ------------  ------------
                           ------------  ------------  ------------  ------------  ------------
*  Identified cost.......  $337,939,033  $176,461,893  $125,391,567  $486,982,470  $123,217,622
** Shares outstanding....   171,073,483   136,711,959   126,176,972   279,963,543   102,124,500

See accompanying notes to financial statements.

                                                                                         MATURING      MATURING      MATURING
                                           CAPITAL     INTERNATIONAL        SMALL       GOVERNMENT    GOVERNMENT    GOVERNMENT
                            INDEX 500    APPRECIATION      STOCK           COMPANY       BOND 2002     BOND 2006     BOND 2010
                            PORTFOLIO     PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
         ASSETS
Investments in
  securities, at market
  value--see accompanying
  schedule for detailed
  listing*...............  $536,681,362  $392,672,397   $310,204,478    $ 198,310,645   $6,854,157    $6,866,329    $5,648,212
Cash in bank on demand
  deposit................         2,397            5           2,201           10,203           81            --            10
Receivable for Fund
  shares sold............     1,725,667      428,421         328,604          411,036           21         3,580           282
Receivable for investment
  securities sold........     3,955,086           --              --           25,830           --            --            --
Dividends and accrued
  interest receivable....       592,162       48,140         943,308           48,965          238           270           253
Receivable from
  Adviser................            --           --          20,110               --           --            --            --
Receivable for refundable
  foreign income taxes
  withheld...............            --           --         330,694               --           --            --            --
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
        Total assets.....   542,956,674  393,148,963     311,829,395      198,806,679    6,854,497     6,870,179     5,648,757
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
       LIABILITIES
Payable for Fund shares
  repurchased............       624,932      347,738         358,041          193,413          317           322           304
Dividends payable to
  shareholders...........            --           --              --               --           --            --            --
Payable for investment
  securities purchased...     5,472,135        1,313         594,768        3,266,606           --            --            --
Payable to Adviser.......           116          265              --              102           --            --            --
Payable for foreign taxes
  withheld...............            --           --           4,033               --           --            --            --
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
        Total
          liabilities....     6,097,183      349,316         956,842        3,460,121          317           322           304
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
Net assets applicable to
  outstanding capital
  stock..................  $536,859,491  $392,799,647   $310,872,553    $ 195,346,558   $6,854,180    $6,869,857    $5,648,453
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
Represented by:
    Capital
      stock--authorized
      10 trillion shares
      of $.01 par
      value**............  $  1,373,068  $ 1,110,765    $  1,797,204    $   1,166,045   $   61,987    $   54,811    $   40,070
    Additional paid-in
      capital............   292,823,052  210,752,157     247,110,047      162,394,677    6,503,413     6,093,604     4,689,177
    Undistributed
      (distributions in
      excess of) net
      investment
      income.............     5,083,595           --      10,322,676               --        3,076           327       231,080
    Accumulated net
      realized gains
      (losses) from
      investments and
      foreign currency
      transactions.......     5,464,399   51,104,892       8,132,978      (18,321,456)      (5,873)      (19,093)       (6,112)
    Unrealized
      appreciation
      (depreciation) on
      investments and
      translation of
      assets and
      liabilities in
      foreign
      currencies.........   232,115,377  129,831,833      43,509,648       50,107,292      291,577       740,208       694,238
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
      Total--representing
          net assets
          applicable to
          outstanding
          capital
          stock..........  $536,859,491  $392,799,647   $310,872,553    $ 195,346,558   $6,854,180    $6,869,857    $5,648,453
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
Net asset value per share
  of outstanding capital
  stock..................  $       3.91  $      3.54    $       1.73    $        1.68   $     1.11    $     1.25    $     1.41
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
                           ------------  ------------  --------------   -------------   -----------   -----------   -----------
*  Identified cost.......  $304,565,985  $262,840,564   $266,711,765    $ 148,203,353   $6,562,580    $6,126,121    $4,953,974
** Shares outstanding....   137,306,816  111,076,451     179,720,368      116,604,545    6,198,657     5,481,122     4,006,959

                                              SMALL
                               VALUE         COMPANY
                               STOCK          VALUE
                             PORTFOLIO      PORTFOLIO
                           -------------   -----------
         ASSETS
Investments in
  securities, at market
  value--see accompanying
  schedule for detailed
  listing*...............  $ 213,132,840   $ 8,894,305
Cash in bank on demand
  deposit................              6         3,799
Receivable for Fund
  shares sold............        206,913        21,637
Receivable for investment
  securities sold........        783,573        43,953
Dividends and accrued
  interest receivable....        308,168        22,857
Receivable from
  Adviser................             --            --
Receivable for refundable
  foreign income taxes
  withheld...............             --            --
                           -------------   -----------
        Total assets.....    214,431,500     8,986,551
                           -------------   -----------
       LIABILITIES
Payable for Fund shares
  repurchased............        164,192         4,598
Dividends payable to
  shareholders...........             --            --
Payable for investment
  securities purchased...        221,318       336,083
Payable to Adviser.......             91             2
Payable for foreign taxes
  withheld...............             --            --
                           -------------   -----------
        Total
          liabilities....        385,601       340,683
                           -------------   -----------
Net assets applicable to
  outstanding capital
  stock..................  $ 214,045,899   $ 8,645,868
                           -------------   -----------
                           -------------   -----------
Represented by:
    Capital
      stock--authorized
      10 trillion shares
      of $.01 par
      value**............  $   1,216,502   $    91,173
    Additional paid-in
      capital............    192,494,321     8,925,040
    Undistributed
      (distributions in
      excess of) net
      investment
      income.............      3,275,701            --
    Accumulated net
      realized gains
      (losses) from
      investments and
      foreign currency
      transactions.......    (11,675,748)     (604,675)
    Unrealized
      appreciation
      (depreciation) on
      investments and
      translation of
      assets and
      liabilities in
      foreign
      currencies.........     28,735,123       234,330
                           -------------   -----------

      Total--representing
          net assets
          applicable to
          outstanding
          capital
          stock..........  $ 214,045,899   $ 8,645,868
                           -------------   -----------
                           -------------   -----------
Net asset value per share
  of outstanding capital
  stock..................  $        1.76   $       .95
                           -------------   -----------
                           -------------   -----------
*  Identified cost.......  $ 184,397,717   $ 8,659,975
** Shares outstanding....    121,650,177     9,117,285

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES--CONTINUED
DECEMBER 31, 1998

                              GLOBAL       INDEX 400      MACRO-CAP      MICRO-CAP    REAL ESTATE
                               BOND         MID-CAP         VALUE         GROWTH       SECURITIES
                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                           ------------   ------------   ------------   -----------   ------------
         ASSETS
Investments in
  securities, at market
  value--see accompanying
  schedule for detailed
  listing*...............  $ 30,180,340   $ 10,324,724   $11,008,346    $8,140,415     $5,374,696
Cash in bank on demand
  deposit................       376,312             --           907            --             --
Receivable for Fund
  shares sold............        10,048         30,866        50,169        25,105          7,346
Receivable for investment
  securities sold........            --      1,116,054       228,805            --        157,773
Dividends and accrued
  interest receivable....       595,892          9,814        12,584         3,420         51,024
Unrealized appreciation
  on forward foreign
  currency contracts
  held, at value (note
  4).....................        23,758             --            --            --             --
                           ------------   ------------   ------------   -----------   ------------
        Total assets.....    31,186,350     11,481,458    11,300,811     8,168,940      5,590,839
                           ------------   ------------   ------------   -----------   ------------
       LIABILITIES
Bank overdraft...........            --             --            --            --        116,234
Payable for Fund shares
  repurchased............         5,799          8,729        16,119         2,816            275
Payable for investment
  securities purchased...            --        961,479       196,726       131,675        151,869
Payable to Adviser.......            --             --            --             4             --
Unrealized depreciation
  on forward foreign
  currency contracts
  held, at value (note
  4).....................        28,483             --            --            --             --
                           ------------   ------------   ------------   -----------   ------------
        Total
          liabilities....        34,282        970,208       212,845       134,495        268,378
                           ------------   ------------   ------------   -----------   ------------
Net assets applicable to
  outstanding capital
  stock..................  $ 31,152,068   $ 10,511,250   $11,087,966    $8,034,445     $5,322,461
                           ------------   ------------   ------------   -----------   ------------
                           ------------   ------------   ------------   -----------   ------------
Represented by:
    Capital
      stock--authorized
      10 trillion shares
      of $.01 par
      value**............  $    297,076   $     91,448   $    97,298    $   79,657     $   63,984
    Additional paid-in
      capital............    29,701,273      9,180,026     9,967,463     7,538,552      6,116,393
    Undistributed
      (distributions in
      excess of) net
      investment
      income.............       212,891             --         1,597            --             --
    Accumulated net
      realized gains
      (losses) from
      investments and
      foreign currency
      transactions.......       115,069        615,116        66,400      (931,437)      (395,155)
    Unrealized
      appreciation
      (depreciation) on
      investments and
      translation of
      assets and
      liabilities in
      foreign
      currencies.........       825,759        624,660       955,208     1,347,673       (462,761)
                           ------------   ------------   ------------   -----------   ------------
      Total--representing
          net assets
          applicable to
          outstanding
          capital
          stock..........  $ 31,152,068   $ 10,511,250   $11,087,966    $8,034,445     $5,322,461
                           ------------   ------------   ------------   -----------   ------------
                           ------------   ------------   ------------   -----------   ------------
Net asset value per share
  of outstanding capital
  stock..................  $       1.05   $       1.15   $      1.14    $     1.01     $      .83
                           ------------   ------------   ------------   -----------   ------------
                           ------------   ------------   ------------   -----------   ------------
*  Identified cost.......  $ 29,353,404   $  9,700,064   $10,053,138    $6,792,742     $5,837,457
** Shares outstanding....    29,707,607      9,144,810     9,729,767     7,965,718      6,398,392

See accompanying notes to financial statements.

ADVANTUS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

                                                        MONEY        ASSET       MORTGAGE
                              GROWTH        BOND        MARKET     ALLOCATION   SECURITIES
                            PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                           ------------  -----------  ----------  ------------  -----------
Investment Income
    Interest.............  $    528,886  $ 9,415,042  $3,965,979  $ 11,702,623  $ 8,029,968
    Dividends (net of
      foreign withholding
      taxes of $631,121
      for International
      Stock Portfolio)...     3,076,067      773,187          --     5,262,656      155,805
                           ------------  -----------  ----------  ------------  -----------
        Total investment
          income.........     3,604,953   10,188,229   3,965,979    16,965,279    8,185,773
                           ------------  -----------  ----------  ------------  -----------
Expenses (note 5):
    Investment advisory
      fee................     1,933,104      797,554     365,699     2,789,366      558,926
    Custodian fees.......         8,553        8,561       4,618        18,718       11,553
    Administrative
      services fee.......        30,000       30,000      30,000        30,000       30,000
    Auditing and
      accounting
      services...........        17,958        9,466       6,358        33,066       12,417
    Legal fees...........         2,108        1,860       1,766         2,290        1,813
    Registration fees....            35           --         712            --        1,630
    Printing and
      shareholder
      reports............        51,615       20,926      15,038        75,373       13,785
    Directors' fees......         7,542        3,187       1,413        11,326        2,169
    Insurance............         2,623          859         998         3,516        1,374
    Other................           301           --         782           858           --
                           ------------  -----------  ----------  ------------  -----------
        Total expenses...     2,053,839      872,413     427,384     2,964,513      633,667
    Less fees and
      expenses waived or
      absorbed by
      Minnesota Life.....            --           --          --            --           --
                           ------------  -----------  ----------  ------------  -----------
        Total net
          expenses.......     2,053,839      872,413     427,384     2,964,513      633,667
                           ------------  -----------  ----------  ------------  -----------
        Investment income
          (loss)--net....     1,551,114    9,315,816   3,538,595    14,000,766    7,552,106
                           ------------  -----------  ----------  ------------  -----------
Realized and unrealized
  gains (losses) on
  investments and foreign
  currencies:
    Net realized gains
      (losses) from:
        Investments (note
          3).............    12,032,482    3,404,521          --    31,558,197      608,476
    Net change in
      unrealized
      appreciation or
      depreciation on:
        Investments......   104,951,872   (3,204,439)         --    75,505,619   (1,161,588)
                           ------------  -----------  ----------  ------------  -----------
        Net gains
          (losses) on
          investments....   116,984,354      200,082          --   107,063,816     (553,112)
                           ------------  -----------  ----------  ------------  -----------
Net increase (decrease)
  in net assets resulting
  from operations........  $118,535,468  $ 9,515,898  $3,538,595  $121,064,582  $ 6,998,994
                           ------------  -----------  ----------  ------------  -----------
                           ------------  -----------  ----------  ------------  -----------

See accompanying notes to financial statements.

ADVANTUS SERIES FUND, INC.
STATEMENTS OF OPERATIONS--CONTINUED
YEAR ENDED DECEMBER 31, 1998

                                                                                           MATURING
                                            CAPITAL      INTERNATIONAL        SMALL       GOVERNMENT
                            INDEX 500    APPRECIATION        STOCK           COMPANY       BOND 2002
                            PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                           ------------  -------------   --------------   -------------   -----------
Investment Income
    Interest.............  $    112,962   $   585,329      $ 1,154,365    $     747,976     $317,002
    Dividends (net of
      foreign withholding
      taxes of $631,121
      for International
      Stock Portfolio)...     7,030,298     1,321,048        9,686,186          201,570           --
                           ------------  -------------   --------------   -------------   -----------
        Total investment
          income.........     7,143,260     1,906,377       10,840,551          949,546      317,002
                           ------------  -------------   --------------   -------------   -----------
Expenses (note 5):
    Investment advisory
      fee................     1,883,032     2,474,808        2,179,226        1,377,138       10,114
    Custodian fees.......        11,076         6,699          465,382            9,509        6,446
    Administrative
      services fee.......        30,000        30,000           30,000           30,000       30,000
    Auditing and
      accounting
      services...........        10,858        14,358          189,631            6,158        6,558
    Legal fees...........         2,200         2,070            2,061            1,929        1,704
    Registration fees....         1,632            --              205               --           10
    Printing and
      shareholder
      reports............        61,916        45,776           49,791           26,829          630
    Directors' fees......         8,821         6,414            6,091            3,651          100
    Insurance............         2,939         2,353            2,382            1,598          245
    S&P Licensing fee....        47,078            --               --               --           --
    Other................           113         1,055            1,300            1,113           68
                           ------------  -------------   --------------   -------------   -----------
        Total expenses...     2,059,665     2,583,533        2,926,069        1,457,925       55,875
    Less fees and
      expenses waived or
      absorbed by
      Minnesota Life.....            --            --               --               --      (37,949)
                           ------------  -------------   --------------   -------------   -----------
        Total net
          expenses.......     2,059,665     2,583,533        2,926,069        1,457,925       17,926
                           ------------  -------------   --------------   -------------   -----------
        Investment income
          (loss)--net....     5,083,595      (677,156)       7,914,482         (508,379)     299,076
                           ------------  -------------   --------------   -------------   -----------
Realized and unrealized
  gains (losses) on
  investments and foreign
  currencies:
    Net realized gains
      (losses) from:
        Investments (note
          3).............     5,982,474    51,782,047       15,541,183      (14,937,281)      53,290
        Foreign currency
          transactions...            --            --         (173,243)              --           --
    Net change in
      unrealized
      appreciation or
      depreciation on:
        Investments......   102,199,332    39,852,762       (5,100,409)      17,789,046      112,608
        Translation of
          assets and
          liabilities in
          foreign
          currency.......            --            --           31,259               --           --
                           ------------  -------------   --------------   -------------   -----------
        Net gains
          (losses) on
          investments....   108,181,806    91,634,809       10,298,790        2,851,765      165,898
                           ------------  -------------   --------------   -------------   -----------
Net increase (decrease)
  in net assets resulting
  from operations........  $113,265,401   $90,957,653      $18,213,272    $   2,343,386     $464,974
                           ------------  -------------   --------------   -------------   -----------
                           ------------  -------------   --------------   -------------   -----------

(a)  Period from April 24, 1998, commencement of operations, to December 31,
     1998.

See accompanying notes to financial statements.

                            MATURING      MATURING                       SMALL
                           GOVERNMENT    GOVERNMENT       VALUE         COMPANY       GLOBAL       INDEX 400     MACRO-CAP
                            BOND 2006     BOND 2010       STOCK          VALUE         BOND         MID-CAP        VALUE
                            PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
Investment Income
    Interest.............    $308,484      $247,952    $    748,010   $    22,083   $ 1,605,570   $     4,211   $   15,190
    Dividends (net of
      foreign withholding
      taxes of $631,121
      for International
      Stock Portfolio)...          --            --       4,209,226       131,352            --        83,215       89,396
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
        Total investment
          income.........     308,484       247,952       4,957,236       153,435     1,605,570        87,426      104,586
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
Expenses (note 5):
    Investment advisory
      fee................      12,908        10,545       1,593,193        47,485       160,962        26,300       47,602
    Custodian fees.......       5,607         6,221           7,947           978        10,857         1,983       13,078
    Administrative
      services fee.......      30,000        30,000          30,000        30,000        30,000        30,000       30,000
    Auditing and
      accounting
      services...........       6,558         6,558           7,858        16,258        91,616        16,608       77,639
    Legal fees...........       1,704         1,703           1,948         1,706         1,726         1,706        1,705
    Registration fees....          13             1           2,621           558         3,445           631          670
    Printing and
      shareholder
      reports............         616           508          32,399        15,279         2,032           509          484
    Directors' fees......          99            81           3,837           110           454           114          114
    Insurance............         247           243           1,732           295           549           295          297
    S&P Licensing fee....          --            --              --            --            --        10,000           --
    Other................          67            64              --         3,162           147           962          668
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
        Total expenses...      57,819        55,924       1,681,535       115,831       301,788        89,108      172,257
    Less fees and
      expenses waived or
      absorbed by
      Minnesota Life.....     (37,165)      (39,052)             --       (58,848)           --       (52,946)    (114,468)
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
        Total net
          expenses.......      20,654        16,872       1,681,535        56,983       301,788        36,162       57,789
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
        Investment income
          (loss)--net....     287,830       231,080       3,275,701        96,452     1,303,782        51,264       46,797
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
Realized and unrealized
  gains (losses) on
  investments and foreign
  currencies:
    Net realized gains
      (losses) from:
        Investments (note
          3).............      14,313         2,583     (11,432,200)     (559,881)    1,143,837       829,653      558,046
        Foreign currency
          transactions...          --            --              --            --       655,192            --           --
    Net change in
      unrealized
      appreciation or
      depreciation on:
        Investments......     393,989       350,712      11,461,312        46,696     1,154,681       573,973    1,033,299
        Translation of
          assets and
          liabilities in
          foreign
          currency.......          --            --              --            --      (167,099)           --           --
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
        Net gains
          (losses) on
          investments....     408,302       353,295          29,112      (513,185)    2,786,611     1,403,626    1,591,345
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
Net increase (decrease)
  in net assets resulting
  from operations........    $696,132      $584,375    $  3,304,813   $  (416,733)  $ 4,090,393   $ 1,454,890   $1,638,142
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------


                            MICRO-CAP    REAL ESTATE
                             GROWTH       SECURITIES
                            PORTFOLIO    PORTFOLIO(a)
                           -----------   ------------
Investment Income
    Interest.............  $   32,964      $  13,976
    Dividends (net of
      foreign withholding
      taxes of $631,121
      for International
      Stock Portfolio)...      14,071        190,858
                           -----------   ------------
        Total investment
          income.........      47,035        204,834
                           -----------   ------------
Expenses (note 5):
    Investment advisory
      fee................      60,544         23,859
    Custodian fees.......       3,658          2,903
    Administrative
      services fee.......      30,000         20,000
    Auditing and
      accounting
      services...........      16,608          7,100
    Legal fees...........       1,706          1,704
    Registration fees....         674          1,724
    Printing and
      shareholder
      reports............         416          1,740
    Directors' fees......          93            121
    Insurance............         290            242
    S&P Licensing fee....          --             --
    Other................       1,771            974
                           -----------   ------------
        Total expenses...     115,760         60,367
    Less fees and
      expenses waived or
      absorbed by
      Minnesota Life.....     (46,960)       (31,736)
                           -----------   ------------
        Total net
          expenses.......      68,800         28,631
                           -----------   ------------
        Investment income
          (loss)--net....     (21,765)       176,203
                           -----------   ------------
Realized and unrealized
  gains (losses) on
  investments and foreign
  currencies:
    Net realized gains
      (losses) from:
        Investments (note
          3).............    (819,037)      (395,155)
        Foreign currency
          transactions...          --             --
    Net change in
      unrealized
      appreciation or
      depreciation on:
        Investments......   1,805,838       (462,761)
        Translation of
          assets and
          liabilities in
          foreign
          currency.......          --             --
                           -----------   ------------
        Net gains
          (losses) on
          investments....     986,801       (857,916)
                           -----------   ------------
Net increase (decrease)
  in net assets resulting
  from operations........  $  965,036      $(681,713)
                           -----------   ------------
                           -----------   ------------

(a)  Period from April 24, 1998, commencement of operations, to December 31,
     1998.

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                                       MONEY
                                      GROWTH                           BOND                           MARKET
                                     PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                           -----------------------------   -----------------------------   -----------------------------
                               1998            1997            1998            1997            1998            1997
                           -------------   -------------   -------------   -------------   -------------   -------------
Operations:
Investment income (loss)
  -- net.................  $   1,551,114   $   3,415,607   $   9,315,816   $   8,612,808   $   3,538,595   $   3,620,845
Net realized gains on
  investments............     12,032,482      53,880,278       3,404,521       1,986,620              --              --
Net change in unrealized
  appreciation or
  depreciation of
  investments............    104,951,872      28,157,592      (3,204,439)      1,681,772              --              --
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net
  assets resulting from
  operations.............    118,535,468      85,453,477       9,515,898      12,281,200       3,538,595       3,620,845
                           -------------   -------------   -------------   -------------   -------------   -------------
Distributions to
  shareholders from:
Investment income --
  net....................     (3,415,606)     (2,348,607)     (8,612,808)     (7,069,687)     (3,538,595)     (3,620,845)
Net realized gains.......    (54,322,875)    (60,686,820)     (1,814,285)             --              --              --
                           -------------   -------------   -------------   -------------   -------------   -------------
Total distributions......    (57,738,481)    (63,035,427)    (10,427,093)     (7,069,687)     (3,538,595)     (3,620,845)
                           -------------   -------------   -------------   -------------   -------------   -------------
Capital share
  transactions (note 6):
Proceeds from sales:.....     97,160,616      65,672,298      64,234,944      42,632,087     166,500,747     225,862,015
Shares issued as a result
  of reinvested
  distributions..........     57,738,481      63,035,427      10,427,093       7,069,687       3,538,595       3,620,875
Payments for redemption
  of shares..............    (78,130,317)    (68,774,181)    (34,782,027)    (40,975,071)    (97,445,660)   (227,360,220)
                           -------------   -------------   -------------   -------------   -------------   -------------
Increase in net assets
  from capital share
  transactions...........     76,768,780      59,933,544      39,880,010       8,726,703      72,593,682       2,122,670
                           -------------   -------------   -------------   -------------   -------------   -------------
Total increase in net
  assets.................    137,565,767      82,351,594      38,968,815      13,938,216      72,593,682       2,122,670
Net assets at beginning
  of year................    330,816,149     248,464,555     139,823,794     125,885,578      53,583,290      51,460,620
                           -------------   -------------   -------------   -------------   -------------   -------------
Net assets at end of
  year*..................  $ 468,381,916   $ 330,816,149   $ 178,792,609   $ 139,823,794   $ 126,176,972   $  53,583,290
                           -------------   -------------   -------------   -------------   -------------   -------------
                           -------------   -------------   -------------   -------------   -------------   -------------
* including undistributed
  net investment income
  of.....................  $   1,551,114   $   3,415,606   $   9,315,816   $   8,612,808   $          --   $          --

See accompanying notes to financial statements.

                                       ASSET                         MORTGAGE
                                    ALLOCATION                      SECURITIES                       INDEX 500
                                     PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                           -----------------------------   -----------------------------   -----------------------------
                               1998            1997            1998            1997            1998            1997
                           -------------   -------------   -------------   -------------   -------------   -------------
Operations:
Investment income (loss)
  -- net.................  $  14,000,766   $  14,159,977   $   7,552,106   $   5,857,983   $   5,083,595   $   3,885,375
Net realized gains
  (losses) on
  investments............     31,558,197      34,718,146         608,476         258,539       5,982,474       2,363,824
Net change in unrealized
  appreciation or
  depreciation of
  investments............     75,505,619      31,087,741      (1,161,588)      1,151,502     102,199,332      70,383,844
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net
  assets resulting from
  operations.............    121,064,582      79,965,864       6,998,994       7,268,024     113,265,401      76,633,043
                           -------------   -------------   -------------   -------------   -------------   -------------
Distributions to
  shareholders from:
Investment income --
  net....................    (14,159,977)    (11,750,366)     (5,857,983)     (4,934,258)     (3,885,375)     (2,857,956)
Net realized gains.......    (35,984,079)    (24,394,804)             --              --      (2,435,409)     (3,610,752)
                           -------------   -------------   -------------   -------------   -------------   -------------
Total distributions......    (50,144,056)    (36,145,170)     (5,857,983)     (4,934,258)     (6,320,784)     (6,468,708)
                           -------------   -------------   -------------   -------------   -------------   -------------
Capital share
  transactions (note 6):
Proceeds from sales:.....    109,955,098      84,127,999      42,032,571      35,207,120     172,079,899     146,405,647
Shares issued as a result
  of reinvested
  distributions..........     50,144,056      36,145,170       5,857,983       4,934,258       6,320,784       6,468,708
Payments for redemption
  of shares..............   (100,243,074)    (71,582,893)    (23,906,575)    (19,234,019)   (129,236,528)    (46,683,389)
                           -------------   -------------   -------------   -------------   -------------   -------------
Increase in net assets
  from capital share
  transactions...........     59,856,080      48,690,276      23,983,979      20,907,359      49,164,155     106,190,966
                           -------------   -------------   -------------   -------------   -------------   -------------
Total increase in net
  assets.................    130,776,606      92,510,970      25,124,990      23,241,125     156,108,772     176,355,301
Net assets at beginning
  of year................    507,220,114     414,709,144      99,233,100      75,991,975     380,750,719     204,395,418
                           -------------   -------------   -------------   -------------   -------------   -------------
Net assets at end of
  year*..................  $ 637,996,720   $ 507,220,114   $ 124,358,090   $  99,233,100   $ 536,859,491   $ 380,750,719
                           -------------   -------------   -------------   -------------   -------------   -------------
                           -------------   -------------   -------------   -------------   -------------   -------------
* including undistributed
  net investment income
  of.....................  $  14,000,766   $  14,159,977   $   7,552,106   $   5,857,983   $   5,083,595   $   3,885,375

                                      CAPITAL                      INTERNATIONAL
                                   APPRECIATION                        STOCK
                                     PORTFOLIO                       PORTFOLIO
                           -----------------------------   -----------------------------
                               1998            1997            1998            1997
                           -------------   -------------   -------------   -------------
Operations:
Investment income (loss)
  -- net.................  $    (677,156)  $    (299,161)  $   7,914,482   $   5,975,639
Net realized gains
  (losses) on
  investments............     51,782,047      17,638,408      15,367,940       9,490,907
Net change in unrealized
  appreciation or
  depreciation of
  investments............     39,852,762      46,106,787      (5,069,150)     11,143,244
                           -------------   -------------   -------------   -------------
Net increase in net
  assets resulting from
  operations.............     90,957,653      63,446,034      18,213,272      26,609,790
                           -------------   -------------   -------------   -------------
Distributions to
  shareholders from:
Investment income --
  net....................             --              --      (8,175,659)     (7,116,929)
Net realized gains.......    (17,585,344)    (21,514,696)     (8,049,161)     (3,550,501)
                           -------------   -------------   -------------   -------------
Total distributions......    (17,585,344)    (21,514,696)    (16,224,820)    (10,667,430)
                           -------------   -------------   -------------   -------------
Capital share
  transactions (note 6):
Proceeds from sales:.....     72,728,540      56,948,898      77,740,160      86,689,935
Shares issued as a result
  of reinvested
  distributions..........     17,585,344      21,514,696      16,224,820      10,667,430
Payments for redemption
  of shares..............    (65,551,782)    (40,197,982)    (72,251,315)    (39,736,890)
                           -------------   -------------   -------------   -------------
Increase in net assets
  from capital share
  transactions...........     24,762,102      38,265,612      21,713,665      57,620,475
                           -------------   -------------   -------------   -------------
Total increase in net
  assets.................     98,134,411      80,196,950      23,702,117      73,562,835
Net assets at beginning
  of year................    294,665,236     214,468,286     287,170,436     213,607,601
                           -------------   -------------   -------------   -------------
Net assets at end of
  year*..................  $ 392,799,647   $ 294,665,236   $ 310,872,553   $ 287,170,436
                           -------------   -------------   -------------   -------------
                           -------------   -------------   -------------   -------------
* including undistributed
  net investment income
  of.....................  $          --   $          --   $   7,914,482   $   8,175,659

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED
YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                    MATURING                      MATURING
                                       SMALL                       GOVERNMENT                    GOVERNMENT
                                      COMPANY                       BOND 2002                     BOND 2006
                                     PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                           -----------------------------   ---------------------------   ---------------------------
                               1998            1997            1998           1997           1998           1997
                           -------------   -------------   ------------   ------------   ------------   ------------
Operations:
Investment income (loss)
  -- net.................  $    (508,379)  $     (89,665)  $    299,076   $    234,884   $    287,830   $    211,152
Net realized gains
  (losses) on
  investments............    (14,937,281)       (998,806)        53,290          8,948         14,313          3,169
Net change in unrealized
  appreciation or
  depreciation of
  investments............     17,789,046      14,048,307        112,608         73,430        393,989        206,632
                           -------------   -------------   ------------   ------------   ------------   ------------
Net increase (decrease)
  in net assets resulting
  from operations........      2,343,386      12,959,836        464,974        317,262        696,132        420,953
                           -------------   -------------   ------------   ------------   ------------   ------------
Distributions to
  shareholders from:
Investment income --
  net....................             --          (2,423)      (326,884)      (205,875)      (321,152)      (176,812)
                                      --              --             --             --             --             --
Tax return of capital....             --              --             --             --             --             --
Net realized gains.......             --              --        (68,111)       (30,370)       (25,396)       (47,621)
Excess distribution of
  net realized gains.....             --              --             --             --             --             --
                           -------------   -------------   ------------   ------------   ------------   ------------
Total distributions......             --          (2,423)      (394,995)      (236,245)      (346,548)      (224,433)
                           -------------   -------------   ------------   ------------   ------------   ------------
Capital share
  transactions (note 6):
Proceeds from sales:.....     58,982,956      64,976,826      2,802,444        709,005      3,615,922        743,478
Shares issued as a result
  of reinvested
  distributions..........             --           2,423        394,995        236,245        346,548        224,433
Payments for redemption
  of shares..............    (48,896,516)    (39,563,684)      (621,680)      (717,810)    (1,342,384)      (359,380)
                           -------------   -------------   ------------   ------------   ------------   ------------
Increase in net assets
  from capital share
  transactions...........     10,086,440      25,415,565      2,575,759        227,440      2,620,086        608,531
                           -------------   -------------   ------------   ------------   ------------   ------------
Total increase in net
  assets.................     12,429,826      38,372,978      2,645,738        308,457      2,969,670        805,051
Net assets at beginning
  of year................    182,916,732     144,543,754      4,208,442      3,899,985      3,900,187      3,095,136
                           -------------   -------------   ------------   ------------   ------------   ------------
Net assets at end of
  year*..................  $ 195,346,558   $ 182,916,732   $  6,854,180   $  4,208,442   $  6,869,857   $  3,900,187
                           -------------   -------------   ------------   ------------   ------------   ------------
                           -------------   -------------   ------------   ------------   ------------   ------------
* including
  (distributions in
  excess of) or
  undistributed net
  investment income of...  $          --   $          --   $      3,076   $     30,884   $      2,830   $     36,152

(a) Period from September 29, 1997, commencement of operations, to December 31, 1997.
(b) Period from September 24, 1997, commencement of operations, to December 31, 1997.

See accompanying notes to financial statements.

                                    MATURING                                                        SMALL
                                   GOVERNMENT                        VALUE                         COMPANY
                                    BOND 2010                        STOCK                          VALUE
                                    PORTFOLIO                      PORTFOLIO                      PORTFOLIO
                           ---------------------------   -----------------------------   ---------------------------
                               1998           1997           1998            1997            1998         1997(a)
                           ------------   ------------   -------------   -------------   ------------   ------------
Operations:
Investment income (loss)
  -- net.................  $    231,080   $    166,131   $   3,275,701   $   1,762,513   $     96,452   $     14,790
Net realized gains
  (losses) on
  investments............         2,583         16,729     (11,432,200)     16,644,728       (559,881)       (53,657)
Net change in unrealized
  appreciation or
  depreciation of
  investments............       350,712        238,794      11,461,312       5,389,098         46,696        187,634
                           ------------   ------------   -------------   -------------   ------------   ------------
Net increase (decrease)
  in net assets resulting
  from operations........       584,375        421,654       3,304,813      23,796,339       (416,733)       148,767
                           ------------   ------------   -------------   -------------   ------------   ------------
Distributions to
  shareholders from:
Investment income --
  net....................      (166,131)      (118,592)             --      (2,259,682)      (111,242)            --
                                     --             --              --              --             --             --
Tax return of capital....            --             --              --              --           (548)            --
Net realized gains.......        (3,318)       (24,752)       (344,373)    (17,911,742)            --             --
Excess distribution of
  net realized gains.....            --             --              --              --             --             --
                           ------------   ------------   -------------   -------------   ------------   ------------
Total distributions......      (169,449)      (143,344)       (344,373)    (20,171,424)      (111,790)            --
                           ------------   ------------   -------------   -------------   ------------   ------------
Capital share
  transactions (note 6):
Proceeds from sales:.....     3,483,945        887,081      73,779,055     118,592,216      7,489,165      6,154,243
Shares issued as a result
  of reinvested
  distributions..........       169,449        143,344         344,373      20,171,424        111,790             --
Payments for redemption
  of shares..............    (1,596,250)      (945,169)    (71,131,363)    (31,482,289)    (3,603,869)    (1,125,705)
                           ------------   ------------   -------------   -------------   ------------   ------------
Increase in net assets
  from capital share
  transactions...........     2,057,144         85,256       2,992,065     107,281,351      3,997,086      5,028,538
                           ------------   ------------   -------------   -------------   ------------   ------------
Total increase in net
  assets.................     2,472,070        363,566       5,952,505     110,906,266      3,468,563      5,177,305
Net assets at beginning
  of year................     3,176,383      2,812,817     208,093,394      97,187,128      5,177,305             --
                           ------------   ------------   -------------   -------------   ------------   ------------
Net assets at end of
  year*..................  $  5,648,453   $  3,176,383   $ 214,045,899   $ 208,093,394   $  8,645,868   $  5,177,305
                           ------------   ------------   -------------   -------------   ------------   ------------
                           ------------   ------------   -------------   -------------   ------------   ------------
* including
  (distributions in
  excess of) or
  undistributed net
  investment income of...  $    231,080   $    166,131   $   3,275,701   $          --   $         --   $     14,790


                                     GLOBAL                       INDEX 400
                                      BOND                         MID-CAP
                                    PORTFOLIO                     PORTFOLIO
                           ---------------------------   ---------------------------
                               1998         1997(b)          1998         1997(a)
                           ------------   ------------   ------------   ------------
Operations:
Investment income (loss)
  -- net.................  $  1,303,782   $    250,450   $     51,264   $     11,340
Net realized gains
  (losses) on
  investments............     1,799,029        (71,587)       829,653        (27,501)
Net change in unrealized
  appreciation or
  depreciation of
  investments............       987,582       (161,823)       573,973         50,687
                           ------------   ------------   ------------   ------------
Net increase (decrease)
  in net assets resulting
  from operations........     4,090,393         17,040      1,454,890         34,526
                           ------------   ------------   ------------   ------------
Distributions to
  shareholders from:
Investment income --
  net....................      (878,174)      (250,450)       (64,340)            --
                                     --       (119,550)            --             --
Tax return of capital....            --             --             --             --
Net realized gains.......    (1,678,937)       (21,580)      (184,870)          (430)
Excess distribution of
  net realized gains.....            --         (5,023)            --             --
                           ------------   ------------   ------------   ------------
Total distributions......    (2,557,111)      (396,603)      (249,210)          (430)
                           ------------   ------------   ------------   ------------
Capital share
  transactions (note 6):
Proceeds from sales:.....     5,272,273     26,248,677      7,061,818      5,678,904
Shares issued as a result
  of reinvested
  distributions..........     2,557,111        396,603        249,210            430
Payments for redemption
  of shares..............    (3,229,318)    (1,246,997)    (3,057,348)      (661,540)
                           ------------   ------------   ------------   ------------
Increase in net assets
  from capital share
  transactions...........     4,600,066     25,398,283      4,253,680      5,017,794
                           ------------   ------------   ------------   ------------
Total increase in net
  assets.................     6,133,348     25,018,720      5,459,360      5,051,890
Net assets at beginning
  of year................    25,018,720             --      5,051,890             --
                           ------------   ------------   ------------   ------------
Net assets at end of
  year*..................  $ 31,152,068   $ 25,018,720   $ 10,511,250   $  5,051,890
                           ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------
* including
  (distributions in
  excess of) or
  undistributed net
  investment income of...  $    212,891   $   (212,717)  $         --   $     11,340

(a) Period from September 29, 1997, commencement of operations, to December 31, 1997.
(b) Period from September 24, 1997, commencement of operations, to December 31, 1997.

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED
YEARS ENDED DECEMBER 31, 1998 AND 1997

                                    MACRO-CAP                     MICRO-CAP            REAL ESTATE
                                      VALUE                        GROWTH               SECURITIES
                                    PORTFOLIO                     PORTFOLIO             PORTFOLIO
                           ---------------------------   ---------------------------   ------------
                               1998         1997(c)          1998         1997(d)        1998(e)
                           ------------   ------------   ------------   ------------   ------------
Operations:
Investment income (loss)
  -- net.................  $     46,797   $     20,572   $    (21,765)  $     (3,373)  $   176,203
Net realized gains
  (losses) on
  investments............       558,046        (51,812)      (819,037)        27,129      (395,155)
Net change in unrealized
  appreciation or
  depreciation of
  investments............     1,033,299        (78,091)     1,805,838       (458,165)     (462,761)
                           ------------   ------------   ------------   ------------   ------------
Net increase (decrease)
  in net assets resulting
  from operations........     1,638,142       (109,331)       965,036       (434,409)     (681,713)
                           ------------   ------------   ------------   ------------   ------------
Distributions to
  shareholders from:
Investment income --
  net....................       (45,572)       (20,200)            --             --      (175,908)
Tax return of capital....            --             --             --             --       (28,239)
Net realized gains.......      (437,926)        (1,908)            --       (139,529)           --
                           ------------   ------------   ------------   ------------   ------------
Total distributions......      (483,498)       (22,108)            --       (139,529)     (204,147)
                           ------------   ------------   ------------   ------------   ------------
Capital share
  transactions (note 6):
Proceeds from sales:.....     7,280,348      5,357,270      4,104,094      5,479,740     6,173,915
Shares issued as a result
  of reinvested
  distributions..........       483,498         22,108             --        139,529       204,147
Payments for redemption
  of shares..............    (2,753,948)      (324,515)    (1,625,610)      (454,406)     (169,741)
                           ------------   ------------   ------------   ------------   ------------
Increase in net assets
  from capital share
  transactions...........     5,009,898      5,054,863      2,478,484      5,164,863     6,208,321
                           ------------   ------------   ------------   ------------   ------------
Total increase in net
  assets.................     6,164,542      4,923,424      3,443,520      4,590,925     5,322,461
Net assets at beginning
  of year................     4,923,424             --      4,590,925             --            --
                           ------------   ------------   ------------   ------------   ------------
Net assets at end of
  year*..................  $ 11,087,966   $  4,923,424   $  8,034,445   $  4,590,925   $ 5,322,461
                           ------------   ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------   ------------
* including undistributed
  net investment income
  of.....................  $      1,597   $        372   $         --   $         --   $        --

(c)  Period from October 15 1997, commencement of operations, to December 31,
     1997.
(d) Period from September 15, 1997, commencement of operations, to December 31, 1997.
(e)  Period from April 24, 1998, commencement of operations, to December 31,
     1998.

See accompanying notes to financial statements.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

(1) ORGANIZATION
    Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company with a series of nineteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond (formerly International Bond), Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities). The investment objective of each Portfolio is listed below. The Fund's prospectus provides a more detailed description of each Portfolio's investment objective, policies and strategies.

Growth Portfolio......................................................  Long-term accumulation of capital
Bond Portfolio........................................................  Long-term total return
Money Market Portfolio................................................  Maximize current income
Asset Allocation Portfolio............................................  Long-term total return
Mortgage Securities Portfolio.........................................  Maximize current income
Index 500 Portfolio...................................................  Provide investment results corresponding to the S&P 500
                                                                          Index
Capital Appreciation Portfolio........................................  Growth of capital
International Stock Portfolio.........................................  Long-term capital growth
Small Company Portfolio...............................................  Long-term accumulation of capital
Maturing Government Bond 2002, 2006 & 2010 Portfolios.................  Maximize investment return
Value Stock Portfolio.................................................  Long-term accumulation of capital
Small Company Value Portfolio.........................................  Long-term accumulation of capital
Global Bond Portfolio.................................................  Maximize current income
Index 400 Mid-Cap Portfolio...........................................  Provide investment results corresponding to the S&P 400
                                                                          MidCap Index
Macro-Cap Value Portfolio.............................................  Maximize total return
Micro-Cap Growth Portfolio............................................  Long-term capital appreciation
Real Estate Securities Portfolio......................................  Above average income and long-term capital growth

    The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company, separate accounts in connection with Minnesota Life variable contracts and policies.

    On July 16, 1997, the Board of Directors approved the addition of the Real Estate Securities Portfolio. On April 24, 1998, Minnesota Life purchased 4,000,000 shares of capital stock, which represented the initial capital in this Portfolio at $1.00 per share. The Portfolio became effectively registered under the Securities Exchange Act of 1933 on May 1, 1998.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of Money Market, International Stock, Macro-Cap Value and Global Bond, are valued at market. For International Stock, Macro-Cap Value and Global Bond, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Global Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Funds policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

    For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 1998, which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2007. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired:

Mortgage Securities................................................  $ 2,197,150
Small Company......................................................   15,159,260
Value Stock........................................................   11,551,098
Small Company Value................................................      477,770
Micro-Cap Growth...................................................      914,937
Real Estate Securities.............................................      258,130

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made as follows:

                                                               UNDISTRIBUTED
                                                                    NET           ACCUMULATED     ADDITIONAL PAID
                                                                 INVESTMENT         REALIZED            IN
                                                                   INCOME          GAIN/LOSS          CAPITAL
                                                              ----------------  ----------------  ---------------
Capital Appreciation........................................     $  677,156       $   (677,156)     $        --
International Stock.........................................         84,879            (78,769)          (6,110)
Small Company...............................................        508,379                 --         (508,379)
Small Company Value.........................................            548              8,863           (9,411)
Index 400...................................................          1,736             (1,736)              --
Micro-Cap Growth............................................         21,765                 --          (21,765)
Maturing Government Bond 2006...............................         (2,503)             2,503               --
Real Estate Securities......................................         27,944                 --          (27,944)

  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 1998, the Mortgage Securities Portfolio had entered into outstanding, when-issued or forward commitments of $758,828, respectively. The Portfolio has segregated assets, with the Portfolio's custodian, to cover such when-issued and forward commitments.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended December 31, 1998, the cost of purchases and proceeds from sales of investment securities aggregated $435,761,574 and $364,629,432, respectively, for Money Market. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the period ended December 31, 1998 were as follows:

                                                      PURCHASES        SALES
                                                     ------------  -------------
Growth.............................................  $284,550,019  $ 251,507,404
Bond...............................................   423,108,042    385,736,263
Asset Allocation...................................   739,104,776    698,021,623
Mortgage Securities................................   151,160,566    125,124,496
Index 500..........................................   190,163,992    141,581,465
Capital Appreciation...............................   265,691,368    269,303,635
International Stock................................    66,555,633     61,645,236
Small Company......................................   142,215,254    130,276,557
Maturing Government Bond 2002......................     4,248,034      1,829,748
Maturing Government Bond 2006......................     3,594,625      1,112,608
Maturing Government Bond 2010......................     3,288,924      1,189,915
Value Stock........................................   191,608,384    177,577,597
Small Company Value................................     8,144,228      4,178,560
Global Bond........................................    76,587,097     69,237,186
Index 400 Mid-Cap..................................     9,461,062      5,650,298
Macro-Cap Value....................................    15,029,752     10,691,848
Micro-Cap Growth...................................     5,008,325      3,333,497
Real Estate Securities.............................     8,454,040      2,470,345

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On December 31, 1998, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE       CURRENCY TO BE           CURRENCY TO BE         UNREALIZED        UNREALIZED
  DATE            DELIVERED                RECEIVED           APPRECIATION      DEPRECIATION
---------  -----------------------  -----------------------  ---------------   ---------------
  2/10/99    7,200,000   US$          6,132,357   XEU             $      --         $   8,307
  1/26/99    1,461,168   US$          2,428,461   DEM                    --             2,159
  1/22/99      620,000   US$          1,028,580   DEM                    --             2,264
  1/27/99      524,000   GBP          1,443,293   DEM                    --             1,324
  1/26/99    1,180,000   GBP          3,246,888   DEM                    --             5,325
  2/10/99    6,132,357   XEU         12,032,910   DEM                23,758                --
  2/22/99    3,500,000   ZAR            585,141   US$                    --             9,104
                                                                     ------            ------
                                                                  $  23,758         $  28,483
                                                                     ------            ------
                                                                     ------            ------

DEM        German Mark
GBP        British Sterling Pound
US$        United States Dollar
XEU        European Currency Unit
ZAR        South African Rand

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Prior to June 1, 1998, Advantus Capital was a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which in turn was a wholly-owned subsidiary of Minnesota Life. On June 1, 1998, Advantus Capital merged with MIMLIC Management retaining the

Advantus Capital name and became a wholly-owned subsidiary of Minnesota Life. Under the advisory agreement, Advantus Capital manages the Funds assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

    Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

PORTFOLIO                                                         ANNUAL FEE
----------------------------------------  -----------------------------------------------------------
Growth..................................    .50%
Bond....................................    .50%
Money Market............................    .50%
Asset Allocation........................    .50%
Mortgage Securities.....................    .50%
Index 500...............................    .40%
Capital Appreciation....................    .75%
International Stock.....................   1.00%   on the first $10 million in net assets
                                            .90%   on the next $15 million
                                            .80%   on the next $25 million
                                            .75%   on the next $50 million
                                            .65%   thereafter
Small Company...........................    .75%
Maturing Government Bond 2002...........    .25%   (.05% prior to May 1, 1998)
Maturing Government Bond 2006...........    .25%
Maturing Government Bond 2010...........    .25%
Value Stock.............................    .75%
Small Company Value.....................    .75%
Global Bond.............................    .60%
Index 400 Mid Cap.......................    .40%
Macro-Cap Value.........................    .70%
Micro-Cap Growth........................   1.10%
Real Estate Securities..................    .75%

    Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                              SUB-ADVISOR                                    FEE
-----------------------------------------------------------------  -----------------------------------------
Capital Appreciation     Winslow Capital Managment, Inc.               .375%
International Stock      Templeton Investment Counsel, Inc.            .75%   on the first $10 million in
                                                                               net assets
                                                                       .65%   on the next $15 million
                                                                       .55%   on the next $25 million
                                                                       .50%   on the next $50 million
                                                                       .40%   thereafter
Global Bond              Julius Bear Investment Management, Inc.       .35%
Macro-Cap Value          J.P. Morgan Investment Managment, Inc.        .45%
Micro-Cap Growth         Wall Street Associates                        .85%

    The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, organizational costs and other miscellaneous expenses. Each portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific portfolio will be allocated based upon the proportionate net asset size of each portfolio. Minnesota Life directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Minnesota Life. Minnesota Life has voluntarily agreed to absorb all fees and expenses for each portfolio that exceed various percentages of average daily net assets. During the year ended December 31, 1998, Minnesota Life voluntarily agreed to absorb $37,949, $37,165, $39,052, $58,848, $52,946, $114,468, $46,960
and $31,736 in expenses that were otherwise payable by Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios, respectively.

    Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $2,500 per month. Effective February 1, 1999, the administrative services fee for each Portfolio, except International Stock, Global Bond and Macro-Cap Value, will be $3,900 per month. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee will be $2,800 per month for each Portfolio.

    The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services for International Stock, Global Bond and Macro-Cap Value Portfolios. Under this agreement, the annual fee for each Portfolio is equal to the greater of $45,000 or .08% of the first $150 million in net assets and .05% of net assets in excess of $150 million.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares of Portfolios for the year ended December 31, 1998 (period from April 24, 1998 to December 31, 1998 for Real Estate Securities) and the year ended December 31, 1997 (period from September 15, 1997 to December 31, 1997 for Small Company Value, Index 400 Mid-Cap, Global Bond, Macro-Cap Value and Micro-Cap Growth) were as follows:

                                                                         GROWTH                           BOND
                                                              ----------------------------    ----------------------------
                                                                  1998            1997            1998            1997
                                                              ------------    ------------    ------------    ------------
Sold........................................................    41,346,130      29,784,127      49,909,742      33,365,340
Issued for reinvested distributions.........................    25,337,264      32,682,993       8,381,732       5,823,498
Redeemed....................................................   (33,461,190)    (30,648,643)    (27,061,069)    (31,803,822)
                                                              ------------    ------------    ------------    ------------
                                                                33,222,204      31,818,477      31,230,405       7,385,016
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                      MONEY MARKET                  ASSET ALLOCATION
                                                              ----------------------------    ----------------------------
                                                                  1998            1997            1998            1997
                                                              ------------    ------------    ------------    ------------
Sold........................................................   166,508,271     225,862,019      54,674,972      44,618,940
Issued for reinvested distributions.........................     3,531,071       3,620,869      25,210,015      20,976,850
Redeemed....................................................   (97,445,660)   (227,360,218)    (49,971,834)    (37,920,814)
                                                              ------------    ------------    ------------    ------------
                                                                72,593,682       2,122,670      29,913,153      27,674,976
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  MORTGAGE SECURITIES                  INDEX 500
                                                              ----------------------------    ----------------------------
                                                                  1998            1997            1998            1997
                                                              ------------    ------------    ------------    ------------
Sold........................................................    35,510,767      29,866,001      50,147,731      51,876,275
Issued for reinvested distributions.........................     5,053,091       4,427,420       1,818,869       2,584,456
Redeemed....................................................   (20,373,512)    (16,400,913)    (37,336,685)    (16,640,621)
                                                              ------------    ------------    ------------    ------------
                                                                20,190,346      17,892,508      14,629,915      37,820,110
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  CAPITAL APPRECIATION            INTERNATIONAL STOCK
                                                              ----------------------------    ----------------------------
                                                                  1998            1997            1998            1997
                                                              ------------    ------------    ------------    ------------
Sold........................................................    24,386,231      22,411,218      44,370,773      51,182,808
Issued for reinvested distributions.........................     5,619,457       9,939,280       8,756,986       6,814,559
Redeemed....................................................   (22,253,582)    (15,804,911)    (41,788,154)    (23,353,360)
                                                              ------------    ------------    ------------    ------------
                                                                 7,752,106      16,545,587      11,339,605      34,644,007
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                                                  MATURING GOVERNMENT
                                                                     SMALL COMPANY                     BOND 2002
                                                              ----------------------------    ----------------------------
                                                                  1998            1997            1998            1997
                                                              ------------    ------------    ------------    ------------
Sold........................................................    37,038,532      41,068,398       2,485,026         660,746
Issued for reinvested distributions.........................            --           1,733         359,011         221,259
Redeemed....................................................   (30,987,936)    (24,691,193)       (564,982)       (680,560)
                                                              ------------    ------------    ------------    ------------
                                                                 6,050,596      16,378,938       2,279,055         201,445
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  MATURING GOVERNMENT             MATURING GOVERNMENT
                                                                       BOND 2006                       BOND 2010
                                                              ----------------------------    ----------------------------
                                                                  1998            1997            1998            1997
                                                              ------------    ------------    ------------    ------------
Sold........................................................     2,927,288         667,008       2,600,917         755,090
Issued for reinvested distributions.........................       279,975         197,541         135,253         133,829
Redeemed....................................................    (1,092,077)       (327,654)     (1,187,008)       (832,150)
                                                              ------------    ------------    ------------    ------------
                                                                 2,115,186         536,895       1,549,162          56,769
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                      VALUE STOCK                 SMALL COMPANY VALUE
                                                              ----------------------------    ----------------------------
                                                                  1998            1997            1998            1997
                                                              ------------    ------------    ------------    ------------
Sold........................................................    43,695,075      64,605,973       7,480,763       6,127,395
Issued for reinvested distributions.........................       186,228      11,674,522         119,062              --
Redeemed....................................................   (42,411,503)    (17,200,384)     (3,500,677)     (1,109,258)
                                                              ------------    ------------    ------------    ------------
                                                                 1,469,800      59,080,111       4,099,148       5,018,137
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                      GLOBAL BOND                  INDEX 400 MID-CAP
                                                              ----------------------------    ----------------------------
                                                                  1998            1997            1998            1997
                                                              ------------    ------------    ------------    ------------
Sold........................................................     4,989,627      26,237,804       6,762,825       5,613,515
Issued for reinvested distributions.........................     2,452,206         402,914         227,697             429
Redeemed....................................................    (3,151,023)     (1,223,921)     (2,859,726)       (599,930)
                                                              ------------    ------------    ------------    ------------
                                                                 4,290,810      25,416,797       4,130,796       5,014,014
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                    MACRO-CAP VALUE                 MICRO-CAP GROWTH
                                                              ----------------------------    ----------------------------
                                                                  1998            1997            1998            1997
                                                              ------------    ------------    ------------    ------------
Sold........................................................     6,894,356       5,370,493       4,500,340       5,489,670
Issued for reinvested distributions.........................       426,710          22,690              --         156,935
Redeemed....................................................    (2,644,430)       (340,052)     (1,708,214)       (473,013)
                                                              ------------    ------------    ------------    ------------
                                                                 4,676,636       5,053,131       2,792,126       5,173,592
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                              REAL ESTATE
                                                               SECURITIES
                                                              ------------
                                                                  1998
                                                              ------------
Sold........................................................     6,324,307
Issued for reinvested distributions.........................       250,807
Redeemed....................................................      (176,722)
                                                              ------------
                                                                 6,398,392
                                                              ------------
                                                              ------------

(7) ILLIQUID SECURITIES
    Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 1998, investments in securities of Bond, Asset Allocation, Mortgage Securities, International Stock and Global Bond include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities, International Stock and Global Bond were $14,078,637, $18,909,149, $17,381,460,
$8,328,740 and $1,011,870, respectively, which represent 7.9%, 3.0%, 14.0%, 2.7%
and 3.2% of net assets, respectively. Securities are valued by procedures described in note 2. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(8) YEAR 2000 (UNAUDITED)
    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

(9) FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998       1997(b)        1996         1995         1994
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year......       $2.40        $2.34        $2.21        $1.87        $1.91
                                            --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income...............         .01          .02          .02          .02          .02
    Net gains on securities (both
      realized and unrealized)..........         .74          .62          .32          .41           --
                                            --------     --------     --------     --------     --------
        Total from investment
           operations...................         .75          .64          .34          .43          .02
                                            --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................        (.02)        (.02)        (.02)        (.02)        (.02)
    Distributions from net realized
      gains.............................        (.39)        (.56)        (.19)        (.07)        (.04)
                                            --------     --------     --------     --------     --------
        Total distributions.............        (.41)        (.58)        (.21)        (.09)        (.06)
                                            --------     --------     --------     --------     --------
Net asset value, end of year............       $2.74        $2.40        $2.34        $2.21        $1.87
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total return (a)........................       34.70%       33.41%       17.15%       24.28%         .81%
Net assets, end of year (in
  thousands)............................    $468,382     $330,816     $248,465     $201,678     $157,369
Ratio of expenses to average daily net
  assets................................         .53%         .55%         .59%         .55%         .56%
Ratio of net investment income to
  average daily net assets..............         .40%        1.16%        1.04%        1.04%        1.22%
Portfolio turnover rate (excluding
  short-term securities)................        66.4%       120.1%       154.7%        91.9%        42.0%

------------------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

BOND PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998       1997(b)        1996         1995         1994
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year......       $1.33        $1.28        $1.33        $1.16        $1.30
                                            --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income...............         .06          .08          .06          .07          .04
    Net gains (losses) on securities
      (both realized and unrealized)....         .01          .04         (.03)         .15         (.10)
                                            --------     --------     --------     --------     --------
        Total from investment
           operations...................         .07          .12          .03          .22         (.06)
                                            --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................        (.07)        (.07)        (.07)        (.05)        (.05)
    Distributions from net realized
      gains.............................        (.02)          --         (.01)          --         (.03)
                                            --------     --------     --------     --------     --------
        Total distributions.............        (.09)        (.07)        (.08)        (.05)        (.08)
                                            --------     --------     --------     --------     --------
Net asset value, end of year............       $1.31        $1.33        $1.28        $1.33        $1.16
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total return (a)........................        6.08%        9.42%        2.96%       19.75%       (4.55)%
Net assets, end of year (in
  thousands)............................    $178,793     $139,824     $125,886     $101,045     $ 74,679
Ratio of expenses to average daily net
  assets................................         .55%         .57%         .56%         .58%         .61%
Ratio of net investment income to
  average daily net assets..............        5.84%        6.39%        6.36%        6.57%        6.12%
Portfolio turnover rate (excluding
  short-term securities)................       252.1%       200.0%       154.0%       205.4%       166.2%

------------------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MONEY MARKET PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998       1997(c)        1996         1995         1994
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year......       $1.00        $1.00        $1.00        $1.00        $1.00
                                            --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income...............         .05          .05          .05          .05          .04
                                            --------     --------     --------     --------     --------
        Total from investment
           operations...................         .05          .05          .05          .05          .04
                                            --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................        (.05)        (.05)        (.05)        (.05)        (.04)
                                            --------     --------     --------     --------     --------
        Total distributions.............        (.05)        (.05)        (.05)        (.05)        (.04)
                                            --------     --------     --------     --------     --------
Net asset value, end of year............       $1.00        $1.00        $1.00        $1.00        $1.00
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total return (a)........................        4.97%        5.11%        4.92%        5.43%        3.71%
Net assets, end of year (in
  thousands)............................    $126,177     $ 53,583     $ 51,461     $ 30,166     $ 23,107
Ratio of expenses to average daily net
  assets (b)............................         .58%         .59%         .60%         .64%         .65%
Ratio of net investment income to
  average daily net assets (b)..........        4.84%        5.13%        4.81%        5.29%        3.71%

------------------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Minnesota Life voluntarily absorbed $13,734 in expenses for the year ended December 31, 1994. Had the Portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .72% and the ratio of net investment income to average daily net assets would have been 3.64%.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ASSET ALLOCATION PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998       1997(b)        1996         1995         1994
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year......       $2.03        $1.87        $1.83        $1.52        $1.59
                                            --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income...............         .05          .05          .05          .06          .04
    Net gains (losses) on securities
      (both realized and unrealized)....         .40          .27          .16          .31         (.07)
                                            --------     --------     --------     --------     --------
        Total from investment
           operations...................         .45          .32          .21          .37         (.03)
                                            --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................        (.06)        (.05)        (.06)        (.05)        (.03)
    Distributions from net realized
      gains.............................        (.14)        (.11)        (.11)        (.01)        (.01)
                                            --------     --------     --------     --------     --------
        Total distributions.............        (.20)        (.16)        (.17)        (.06)        (.04)
                                            --------     --------     --------     --------     --------
Net asset value, end of year............       $2.28        $2.03        $1.87        $1.83        $1.52
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total return (a)........................       23.65%       18.99%       12.50%       25.01%       (1.40)%
Net assets, end of year (in
  thousands)............................    $637,997     $507,220     $414,709     $349,010     $272,629
Ratio of expenses to average daily net
  assets................................         .53%         .55%         .54%         .55%         .56%
Ratio of net investment income to
  average daily net assets..............        2.51%        3.10%        3.09%        3.75%        3.31%
Portfolio turnover rate (excluding
  short-term securities)................       129.6%       140.2%       120.1%       157.0%       123.6%

------------------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MORTGAGE SECURITIES PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998       1997(b)        1996         1995         1994
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year......       $1.21        $1.19        $1.21        $1.10        $1.22
                                            --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income...............         .08          .07          .08          .08          .07
    Net gains (losses) on securities
      (both realized and unrealized)....          --          .03         (.02)         .11         (.11)
                                            --------     --------     --------     --------     --------
        Total from investment
           operations...................         .08          .10          .06          .19         (.04)
                                            --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................        (.07)        (.08)        (.08)        (.08)        (.05)
    Distributions from net realized
      gains.............................          --           --           --           --         (.03)
                                            --------     --------     --------     --------     --------
        Total distributions.............        (.07)        (.08)        (.08)        (.08)        (.08)
                                            --------     --------     --------     --------     --------
Net asset value, end of year............       $1.22        $1.21        $1.19        $1.21        $1.10
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total return (a)........................        6.57%        9.14%        5.26%       18.01%       (3.37)%
Net assets, end of year (in
  thousands)............................    $124,358     $ 99,233     $ 75,992     $ 69,746     $ 59,666
Ratio of expenses to average daily net
  assets................................         .57%         .59%         .58%         .58%         .60%
Ratio of net investment income to
  average daily net assets..............        6.76%        7.08%        6.94%        7.09%        6.55%
Portfolio turnover rate (excluding
  short-term securities)................       116.7%       106.4%        70.0%       133.7%       197.3%

------------------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

INDEX 500 PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998       1997(b)        1996         1995         1994
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year......       $3.10        $2.41        $2.02        $1.52        $1.53
                                            --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income...............         .04          .03          .03          .03          .03
    Net gains (losses) on securities
      (both realized and unrealized)....         .82          .73          .40          .51         (.01)
                                            --------     --------     --------     --------     --------
        Total from investment
           operations...................         .86          .76          .43          .54          .02
                                            --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................        (.03)        (.03)        (.03)        (.03)        (.02)
    Distributions from net realized
      gains.............................        (.02)        (.04)        (.01)        (.01)        (.01)
                                            --------     --------     --------     --------     --------
        Total distributions.............        (.05)        (.07)        (.04)        (.04)        (.03)
                                            --------     --------     --------     --------     --------
Net asset value, end of year............       $3.91        $3.10        $2.41        $2.02        $1.52
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total return (a)........................       27.99%       32.36%       21.64%       36.83%        1.18%
Net assets, end of year (in
  thousands)............................    $536,859     $380,751     $204,395     $123,999     $ 73,432
Ratio of expenses to average daily net
  assets................................         .44%         .45%         .45%         .47%         .50%
Ratio of net investment income to
  average daily net assets..............        1.08%        1.33%        1.77%        2.08%        2.34%
Portfolio turnover rate (excluding
  short-term securities)................        30.2%         8.3%        15.2%         4.8%         5.9%

------------------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

CAPITAL APPRECIATION PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998       1997(b)        1996         1995         1994
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year......       $2.85        $2.47        $2.16        $1.81        $1.80
                                            --------     --------     --------     --------     --------
Income from investment operations:
    Net gains on securities (both
      realized and unrealized)..........         .86          .62          .37          .40          .04
                                            --------     --------     --------     --------     --------
        Total from investment
           operations...................         .86          .62          .37          .40          .04
                                            --------     --------     --------     --------     --------
Less distributions:
    Distributions from net realized
      gains.............................        (.17)        (.24)        (.06)        (.05)        (.03)
                                            --------     --------     --------     --------     --------
        Total distributions.............        (.17)        (.24)        (.06)        (.05)        (.03)
                                            --------     --------     --------     --------     --------
Net asset value, end of year............       $3.54        $2.85        $2.47        $2.16        $1.81
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total return (a)........................       30.83%       28.26%       17.61%       22.78%        2.25%
Net assets, end of year (in
  thousands)............................    $392,800     $294,665     $214,468     $163,520     $115,607
Ratio of expenses to average daily net
  assets................................         .78%         .80%         .85%         .80%         .83%
Ratio of net investment (loss) to
  average daily net assets..............        (.21)%       (.12)%       (.09)%       (.15)%       (.09)%
Portfolio turnover rate (excluding
  short-term securities)................        82.7%        74.0%        62.9%        51.1%        68.4%

------------------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

INTERNATIONAL STOCK PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998       1997(b)        1996         1995         1994
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year......       $1.71        $1.60        $1.41        $1.24        $1.31
                                            --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income...............         .04          .03          .03          .03          .01
    Net gains (losses) on securities
      (both realized and unrealized)....         .08          .15          .24          .14         (.01)
                                            --------     --------     --------     --------     --------
        Total from investment
           operations...................         .12          .18          .27          .17           --
                                            --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................        (.05)        (.05)        (.04)          --         (.03)
    Distributions from net realized
      gains.............................        (.05)        (.02)        (.04)          --         (.04)
                                            --------     --------     --------     --------     --------
        Total distributions.............        (.10)        (.07)        (.08)          --         (.07)
                                            --------     --------     --------     --------     --------
Net asset value, end of year............       $1.73        $1.71        $1.60        $1.41        $1.24
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total return (a)........................        6.61%       11.94%       19.79%       14.23%        (.32)%
Net assets, end of year (in
  thousands)............................    $310,873     $287,170     $213,608     $140,770     $107,490
Ratio of expenses to average daily net
  assets................................         .94%         .97%        1.06%        1.04%        1.24%
Ratio of net investment income to
  average daily net assets..............        2.55%        2.29%        2.53%        2.69%        1.68%
Portfolio turnover rate (excluding
  short-term securities)................        22.4%        12.5%        11.5%        20.3%        12.9%

------------------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges persuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

SMALL COMPANY PORTFOLIO

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998       1997(c)        1996         1995         1994
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year......       $1.65        $1.54        $1.60        $1.23        $1.16
                                            --------     --------     --------     --------     --------
Income from investment operations:
    Net gains on securities (both
      realized and unrealized)..........         .03          .11          .10          .39          .07
                                            --------     --------     --------     --------     --------
        Total from investment
           operations...................         .03          .11          .10          .39          .07
                                            --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................          --           --         (.16)        (.02)          --
                                            --------     --------     --------     --------     --------
        Total distributions.............          --           --         (.16)        (.02)          --
                                            --------     --------     --------     --------     --------
Net asset value, end of year............       $1.68        $1.65        $1.54        $1.60        $1.23
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total return (a)........................        1.27%        7.75%        6.45%       32.06%        6.16%
Net assets, end of year (in
  thousands)............................    $195,347     $182,917     $144,544     $ 98,895     $ 51,105
Ratio of expenses to average daily net
  assets (b)............................         .79%         .82%         .81%         .84%         .90%
Ratio of net investment income to
  average daily net assets (b)..........        (.28)%       (.05)%        .24%         .15%         .24%
Portfolio turnover rate (excluding
  short-term securities)................        75.5%        63.8%        74.4%        61.3%        28.1%

------------------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Minnesota Life voluntarily absorbed $9,532 in expenses for the year ended December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .92% and the ratio of net investment income to average daily net assets would have been .21%.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                                                                 PERIOD FROM
                                                                                                   MAY 2,
                                                        YEAR ENDED DECEMBER 31,                    1994 TO
                                            -----------------------------------------------     DECEMBER 31,
                                              1998       1997(e)        1996         1995          1994(a)
                                            --------     --------     --------     --------     -------------
Net asset value, beginning of period....       $1.07       $1.05         $1.09         $.93            $.98
                                            --------     --------     --------     --------            -----
Income from investment operations:
    Net investment income...............         .05         .06           .06          .07              .04
    Net gains (losses) on securities
      (both realized and unrealized)....         .06         .02          (.04)         .16             (.04)
                                            --------     --------     --------     --------            -----
        Total from investment
           operations...................         .11         .08           .02          .23               --
                                            --------     --------     --------     --------            -----
Less distributions:
    Dividends from net investment
      income............................        (.06)       (.05)         (.06)        (.07)            (.05)
    Distributions from net realized
      gains.............................        (.01)       (.01)           --           --               --
                                            --------     --------     --------     --------            -----
        Total distributions.............        (.07)       (.06)         (.06)        (.07)            (.05)
                                            --------     --------     --------     --------            -----
Net asset value, end of period..........       $1.11       $1.07         $1.05        $1.09             $.93
                                            --------     --------     --------     --------            -----
                                            --------     --------     --------     --------            -----
Total return (b)........................        9.61%       8.50%         1.73%       25.02%             .28%
Net assets, end of period (in
  thousands)............................    $  6,854     $ 4,208      $  3,900     $  3,049          $ 2,575
Ratio of expenses to average daily net
  assets (c)............................         .34%        .20%          .20%         .20%             .20%(d)
Ratio of net investment income to
  average daily net assets (c)..........        5.74%       5.99%         6.52%        6.52%            7.18%(d)
Portfolio turnover rate (excluding
  short-term securities)................        35.2%       36.9%         21.9%          --             11.6%

------------------------

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $37,949, $36,833, $31,158, $24,709 and $23,298 in expenses for the years ended December 31, 1998, 1997, 1996 and 1995, and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.07%, 1.14%, 1.14%, 1.06% and 1.52%, respectively, and the ratio of net investment income to average daily net assets would have been 5.01%, 5.05%, 5.58%, 5.66% and 5.86%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                                                                 PERIOD FROM
                                                                                                   MAY 2,
                                                        YEAR ENDED DECEMBER 31,                    1994 TO
                                            -----------------------------------------------     DECEMBER 31,
                                              1998       1997(e)        1996         1995          1994(a)
                                            --------     --------     --------     --------     -------------
Net asset value, beginning of period....       $1.16       $1.09         $1.17         $.92            $.97
                                            --------     --------     --------     --------            -----
Income from investment operations:
    Net investment income...............         .05         .07           .06          .07              .05
    Net gains (losses) on securities
      (both realized and unrealized)....         .11         .07          (.07)         .25             (.05)
                                            --------     --------     --------     --------            -----
        Total from investment
           operations...................         .16         .14          (.01)         .32               --
                                            --------     --------     --------     --------            -----
Less distributions:
    Dividends from net investment
      income............................        (.06)       (.06)         (.06)        (.07)             .05
    Distributions from net realized
      gains.............................        (.01)       (.01)         (.01)          --               --
                                            --------     --------     --------     --------            -----
        Total distributions.............        (.07)       (.07)         (.07)        (.07)            (.05)
                                            --------     --------     --------     --------            -----
Net asset value, end of period..........       $1.25       $1.16         $1.09        $1.17             $.92
                                            --------     --------     --------     --------            -----
                                            --------     --------     --------     --------            -----
Total return (b)........................       14.37%      12.62%        (1.21)%      34.72%             .13%
Net assets, end of period (in
  thousands)............................    $  6,870     $ 3,900      $  3,095     $  2,570          $ 1,860
Ratio of expenses to average daily net
  assets (c)............................         .40%        .40%          .40%         .40%             .40%(d)
Ratio of net investment income to
  average daily net assets (c)..........        5.57%       6.23%         6.43%        6.56%            7.45%(d)
Portfolio turnover rate (excluding
  short-term securities)................        21.6%        3.1%         25.7%        10.0%              --

------------------------

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $37,165, $37,425, $31,536, $25,199 and $24,803 in expenses for the years ended December 31, 1998, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.12%, 1.50%, 1.58%, 1.56% and 2.37%, respectively, and the ratio of net investment income to average daily net assets would have been 4.85%, 5.13%, 5.25%, 5.40% and 5.48%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                                                                 PERIOD FROM
                                                                                                   MAY 2,
                                                        YEAR ENDED DECEMBER 31,                    1994 TO
                                            -----------------------------------------------     DECEMBER 31,
                                              1998       1997(e)        1996         1995          1994(a)
                                            --------     --------     --------     --------     -------------
Net asset value, beginning of period....       $1.29       $1.17         $1.21         $.91            $.96
                                            --------     --------     --------     --------            -----
Income from investment operations:
    Net investment income...............         .06         .07           .05          .07              .05
    Net gains (losses) on securities
      (both realized and unrealized)....         .12         .11          (.09)         .30             (.05)
                                            --------     --------     --------     --------            -----
        Total from investment
           operations...................         .18         .18          (.04)         .37               --
                                            --------     --------     --------     --------            -----
Less distributions:
    Dividends from net investment
      income............................        (.06)       (.05)           --         (.07)            (.05)
    Distributions from net realized
      gains.............................          --        (.01)           --           --               --
                                            --------     --------     --------     --------            -----
        Total distributions.............        (.06)       (.06)           --         (.07)            (.05)
                                            --------     --------     --------     --------            -----
Net asset value, end of period..........       $1.41       $1.29         $1.17        $1.21             $.91
                                            --------     --------     --------     --------            -----
                                            --------     --------     --------     --------            -----
Total return (b)........................       14.28%      17.87%        (3.42)%      41.22%            (.30)%
Net assets, end of period (in
  thousands)............................    $  5,648     $ 3,176      $  2,813     $  1,384          $ 1,071
Ratio of expenses to average daily net
  assets (c)............................         .40%        .40%          .40%         .40%             .40%(d)
Ratio of net investment income to
  average daily net assets (c)..........        5.48%       6.18%         6.40%        6.58%            7.79%(d)
Portfolio turnover rate (excluding
  short-term securities)................        28.2%       39.3%         71.0%          --             14.5%

------------------------

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $39,052, $38,967, $33,042, $26,308 and $25,888 in expenses for the years ended December 31, 1998, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.33%, 1.85%, 2.18%, 2.68%, and 4.01%, respectively, and the ratio of net investment income to average daily net assets would have been 4.55%, 4.73%, 4.62%, 4.30% and 4.18%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

VALUE STOCK PORTFOLIO

                                                                                                 PERIOD FROM
                                                                                                   MAY 2,
                                                        YEAR ENDED DECEMBER 31,                    1994 TO
                                            -----------------------------------------------     DECEMBER 31,
                                              1998       1997(e)        1996         1995          1994(a)
                                            --------     --------     --------     --------     -------------
Net asset value, beginning of period....       $1.73        $1.59        $1.31        $1.04           $1.01
                                            --------     --------     --------     --------            -----
Income from investment operations:
    Net investment income...............         .03          .01          .01          .01               --
    Net gains on securities (both
      realized and unrealized)..........          --          .32          .39          .33              .04
                                            --------     --------     --------     --------            -----
        Total from investment
           operations...................         .03          .33          .40          .34              .04
                                            --------     --------     --------     --------            -----
Less distributions:
    Dividends from net investment
      income............................          --         (.02)        (.01)        (.01)            (.01)
    Distributions from net realized
      gains.............................          --         (.17)        (.11)        (.06)              --
                                            --------     --------     --------     --------            -----
        Total distributions.............          --         (.19)        (.12)        (.07)            (.01)
                                            --------     --------     --------     --------            -----
Net asset value, end of period..........       $1.76        $1.73        $1.59        $1.31            $1.04
                                            --------     --------     --------     --------            -----
                                            --------     --------     --------     --------            -----
Total return (b)........................        1.75%       21.19%       30.95%       32.96%            4.57%
Net assets, end of period (in
  thousands)............................    $214,046     $208,093     $ 97,187     $ 31,825          $ 8,771
Ratio of expenses to average daily net
  assets (c)............................         .79%         .80%         .83%         .89%             .90%(d)
Ratio of net investment income to
  average daily net assets (c)..........        1.54%        1.13%        1.28%        1.25%            2.07%(d)
Portfolio turnover rate (excluding
  short-term securities)................        88.9%       115.4%        88.6%       164.2%            49.5%

------------------------

(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Life voluntarily absorbed $11,610 and $22,503 in expenses, for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 1.19% and 1.41%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

SMALL COMPANY VALUE PORTFOLIO

                                                               PERIOD FROM
                                                               OCTOBER 1,
                                             YEAR ENDED          1997 TO
                                            DECEMBER 31,      DECEMBER 31,
                                                1998             1997(a)
                                            -------------     -------------
Net asset value, beginning of period....           $1.03            $1.01
                                                   -----             -----
Income from investment operations:
    Net investment income...............             .01                --
    Net gains (losses) on securities
      (both realized and unrealized)....            (.08)              .02
                                                   -----             -----
        Total from investment
           operations...................            (.07)              .02
                                                   -----             -----
Less distributions:
    Dividends from net investment
      income............................            (.01)               --
                                                   -----             -----
        Total distributions.............            (.01)               --
                                                   -----             -----
Net asset value, end of period..........            $.95             $1.03
                                                   -----             -----
                                                   -----             -----
Total return (b)........................           (6.75)%            2.30%
Net assets, end of period (in
  thousands)............................         $ 8,646           $ 5,177
Ratio of expenses to average daily net
  assets (c)............................             .90%              .90%(d)
Ratio of net investment income to
  average daily net assets (c)..........            1.52%             1.13%(d)
Portfolio turnover rate (excluding
  short-term securities)................            70.2%             13.0%

------------------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net assets value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $58,848 and $11,517 in expenses for the year ended December 31, 1998, and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.83% and 1.78%, respectively, and the ratio of net investment income to average daily net assets would have been .59% and .25%, respectively.
(d)  Adjusted to an annual basis.

GLOBAL BOND PORTFOLIO

                                                               PERIOD FROM
                                                               OCTOBER 1,
                                             YEAR ENDED          1997 TO
                                            DECEMBER 31,      DECEMBER 31,
                                                1998             1997(a)
                                            -------------     -------------
Net asset value, beginning of period....            $.98             $1.00
                                                  ------            ------
Income from investment operations:
    Net investment income (loss)........             .05              (.02)
    Net gains on securities (both
      realized and unrealized)..........             .11               .02
                                                  ------            ------
        Total from investment
           operations...................             .16                --
                                                  ------            ------
Less distributions:
    Dividends from net investment
      income............................            (.03)             (.01)
    Distributions from net realized
      gains.............................            (.06)               --
    Excess distributions of net
      investment income.................              --              (.01)
                                                  ------            ------
        Total distributions.............            (.09)             (.02)
                                                  ------            ------
Net asset value, end of period..........           $1.05              $.98
                                                  ------            ------
                                                  ------            ------
Total return (b)........................           16.18%              .10%
Net assets, end of period (in
  thousands)............................         $31,152           $25,019
Ratio of expenses to average daily net
  assets................................            1.13%             1.60%(c)
Ratio of net investment income to
  average daily.........................            4.86%             3.66%(c)
Portfolio turnover rate (excluding
  short-term securities)................           285.3%            120.5%

------------------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net assets value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Adjusted to an annual basis.

INDEX 400 MID-CAP PORTFOLIO

                                                               PERIOD FROM
                                                               OCTOBER 1,
                                             YEAR ENDED          1997 TO
                                            DECEMBER 31,      DECEMBER 31,
                                                1998             1997(a)
                                            -------------     -------------
Net asset value, beginning of period....           $1.01            $1.00
                                                   -----             -----
Income from investment operations:
    Net investment income...............             .01                --
    Net gains on securities (both
      realized and unrealized)..........             .16               .01
                                                   -----             -----
        Total from investment
           operations...................             .17               .01
                                                   -----             -----
Less distributions:
    Dividends from net investment
      income............................            (.01)               --
    Distributions from net realized
      gains.............................            (.02)               --
                                                   -----             -----
        Total distributions.............            (.03)               --
                                                   -----             -----
Net asset value, end of period..........           $1.15             $1.01
                                                   -----             -----
                                                   -----             -----
Total return (b)........................           16.68%              .06%
Net assets, end of period (in
  thousands)............................         $10,511            $5,052
Ratio of expenses to average daily net
  assets (c)............................             .55%              .55%(d)
Ratio of net investment income to
  average daily net assets (c)..........             .78%              .89%(d)
Portfolio turnover rate (excluding
  short-term securities)................            85.4%              4.9%

------------------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms to the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Life voluntarily absorbed $52,946 and $14,670 in expenses for the year ended December 31, 1998, and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.36% and 1.70%, respectively, and the ratio of net investment (loss) to average daily net assets would have been (.03)% and (.26)%, respectively.
(d)  Adjusted to an annual basis.

MACRO-CAP VALUE PORTFOLIO

                                                               PERIOD FROM
                                                               OCTOBER 15,
                                             YEAR ENDED          1997 TO
                                            DECEMBER 31,      DECEMBER 31,
                                                1998             1997(a)
                                            -------------     -------------
Net asset value, beginning of period....            $.97            $1.00
                                                  ------             -----
Income from investment operations:
    Net investment income...............             .01                --
    Net gains (losses) on securities
      (both realized and unrealized)....             .21              (.02)
                                                  ------             -----
        Total from investment
           operations...................             .22              (.02)
                                                  ------             -----
Less distributions:
    Dividends from net investment
      income............................              --              (.01)
    Distributions from net realized
      gains.............................            (.05)               --
                                                  ------             -----
        Total distributions.............            (.05)             (.01)
                                                  ------             -----
Net asset value, end of period..........           $1.14              $.97
                                                  ------             -----
                                                  ------             -----
Total return (b)........................           22.33%            (2.13)%
Net assets, end of period (in
  thousands)............................         $11,088           $ 4,923
Ratio of expenses to average daily net
  assets (c)............................             .85%              .85%(d)
Ratio of net investment income to
  average daily net assets(c)...........             .69%             2.04%(d)
Portfolio turnover rate (excluding
  short-term securities)................           164.0%             36.7%

------------------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $114,468 and $22,940 in expenses for the year ending December 31, 1998 and the period ending December 31, 1997. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.53% and 3.13%, respectively, and the ratio of net investment (loss) to average daily net assets would have been (.99)% and (.24)%, respectively.
(d)  Adjusted to an annual basis.

MICRO-CAP GROWTH PORTFOLIO

                                                               PERIOD FROM
                                                               OCTOBER 1,
                                             YEAR ENDED          1997 TO
                                            DECEMBER 31,      DECEMBER 31,
                                                1998             1997(a)
                                            -------------     -------------
Net asset value, beginning of period....            $.89            $1.06
                                                   -----             -----
Income from investment operations:
    Net gains (losses) on securities
      (both realized and unrealized)....             .12              (.14)
                                                   -----             -----
        Total from investment
           operations...................             .12              (.14)
                                                   -----             -----
Less distributions:
    Distributions from net realized
      gains.............................              --              (.03)
                                                   -----             -----
        Total distributions.............              --              (.03)
                                                   -----             -----
Net asset value, end of period..........           $1.01              $.89
                                                   -----             -----
                                                   -----             -----
Total return (b)........................           13.44%           (13.20)%
Net assets, end of period (in
  thousands)............................         $ 8,034           $ 4,591
Ratio of expenses to average daily net
  assets (c)............................            1.25%             1.25%(d)
Ratio of net investment (loss) to
  average daily net assets (c)..........            (.40)%            (.24)%(d)
Portfolio turnover rate (excluding
  short-term securities)................            67.4%             28.9%

------------------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $46,960 and $11,102 in expenses for the year ended December 31, 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.10% and 2.03%, respectively, and the ratio of net investment (loss) to average daily net assets would have been (1.25)% and (1.02)%, respectively.
(d)  Adjusted to an annual basis.

REAL ESTATE SECURITIES PORTFOLIO

                                             PERIOD FROM
                                               MAY 1,
                                               1998 TO
                                            DECEMBER 31,
                                               1998(a)
                                            -------------
Net asset value, beginning of period....           $1.02
                                                   -----
Income from investment operations:
    Net investment income...............             .03
    Net losses on securities (both
      realized and unrealized)..........            (.19)
                                                   -----
        Total from investment
           operations...................            (.16)
                                                   -----
Less distributions:
    Dividends from net investment
      income............................            (.03)
                                                   -----
        Total distributions.............            (.03)
                                                   -----
Net asset value, end of period..........            $.83
                                                   -----
                                                   -----
Total return (b)........................          (14.90)%
Net assets, end of period (in
  thousands)............................         $ 5,322
Ratio of expenses to average daily net
  assets (c)(d).........................             .90%
Ratio of net investment income to
  average daily net assets (c)(d).......            5.54%
Portfolio turnover rate (excluding
  short-term securities)................            54.0%

------------------------

(a) The inception of the Portfolio was May 1, 1998 when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Life voluntarily absorbed $31,736 in expenses for the period ended December 31, 1998. Had the Portfolio paid all feees and expenses, the ratio of expenses to average daily net assets would have been 1.90% and the ratio of net investment income to average daily net assets would have been 4.54%.
(d)  Adjusted to an annual basis.

       This offering is available through a registered representative of Ascend Financial Services, Inc., a registered broker/dealer. Ascend Financial is a subsidiary of Minnesota Life.

  THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS
    SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE
     ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE
       REPORT, GROUP VARIABLE ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO
          PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE
             ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL
                      POLICY VALUES REPORT, RESPECTIVELY.

                                     [LOGO]

                        ASCEND FINANCIAL SERVICES, INC.,

                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

MINNESOTA LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH                                          BULK RATE
ST. PAUL, MN 55101-2098                                      U.S. POSTAGE PAID
                                                                ST. PAUL, MN
                                                              PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

                                                        F. 38897 Rev. 2-1999